                                                                     Exhibit 4.1


                                                                  EXECUTION COPY



       ================================================================


                        POOLING AND SERVICING AGREEMENT


                                    BETWEEN



                           CHEVY CHASE BANK, F.S.B.,
                          AS TRANSFEROR AND SERVICER,


                                      AND

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                   AS TRUSTEE



                            DATED AS OF MAY 1, 1996


                       CHEVY CHASE HOME LOAN TRUST 1996-1

            7.15% HOME LOAN ASSET-BACKED CERTIFICATES, SERIES 1996-1


       ================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----


                                   ARTICLE I

                         SPECIAL DEFINITIONS AND TERMS

SECTION 1.01.  Special Definitions and Terms .....................


                                   ARTICLE II

                             ESTABLISHMENT OF TRUST

SECTION 2.01.  Creation of Trust .................................
SECTION 2.02.  Acceptance by Trustee .............................


                                  ARTICLE III

                               TRANSFER OF LOANS

SECTION 3.01.  Transfer of Initial Loans .........................
SECTION 3.02   Transfer of Subsequent Loans ......................
SECTION 3.03.  Acceptance by Trustee; Reassignment
             of Loans; Substitution of Eligible
             Substitute Loans  ...................................

                                  ARTICLE IV

                        INCORPORATION OF STANDARD TERMS
                                AND CONDITIONS

SECTION 4.01.  Incorporation of Standard Terms
             and Conditions of Agreement .........................


                                   ARTICLE V

                        ADDITIONAL REPRESENTATIONS AND
                         WARRANTIES OF THE TRANSFEROR

SECTION 5.01.  Additional Representations
             and Warranties of the Transferor ....................


SCHEDULE A   Schedule of Loans

ANNEX A      Standard Terms and Conditions of Agreement

     POOLING AND SERVICING AGREEMENT dated as of May 1, 1996, between CHEVY CHASE BANK, F.S.B., a federal savings bank organized under the laws of the United States, as transferor and servicer (the "Transferor" and "Servicer," respectively), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("Norwest"), a national banking association, as trustee (the "Trustee").

     WHEREAS, the Transferor owns and wishes to transfer to the Trust (as hereinafter defined) certain closed-end home equity debt consolidation loans (the "Initial Closed-End Loans") and conventional home improvement installment sales contracts and installment loan agreements (the "Initial Home Improvement Contracts"), identified in the Loan Schedule attached hereto as Exhibit A, most of which are secured primarily by second or third deeds of trust or mortgages (the "Initial Mortgages") on residential properties that are primarily one- to four-family properties (the "Initial Mortgaged Properties"); and

     WHEREAS, in the ordinary course of business the Transferor currently expects to originate or acquire and wishes to transfer to the Trust from time to time additional closed-end home equity debt consolidation loans (the "Subsequent Closed-End Loans"; together with the Initial Closed-End Loans, the "Closed-End Loans") and conventional home improvement installment sales contracts and installment loan agreements (the "Subsequent Home Improvement Contracts"; together with the Initial Home Improvement Contracts, the "Home Improvement Contracts") which satisfy the criteria specified in Section 3.02(b) of the Agreement to be identified in Schedule A attached to each Subsequent Transfer Agreement, most of which will be secured primarily by second or third deeds of trust or mortgages (the "Subsequent Mortgages") on residential properties that are primarily one - to four-family properties (the "Subsequent Mortgaged Properties");

     WHEREAS, the Transferor, the Servicer and the Trustee wish to set forth the terms and conditions pursuant to which the Trust will acquire Closed-End Loans and Home Improvement Contracts and certain related property from the Transferor, and the Servicer will service such Loans and Contracts on behalf of the Trust;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the Transferor, the Servicer and the Trustee agree as follows:

                                ARTICLE I

                         Special Definitions and Terms

          SECTION 1.01.   Special Definitions and Terms.  Capitalized terms used
                          -----------------------------
and not defined herein have the meanings assigned thereto in the Standard Terms and Conditions of Agreement attached hereto as Annex A. Section and Article references herein to Sections and Articles not contained in this Pooling and Servicing Agreement shall be deemed to be references to Sections and Articles in the Standard Terms and Conditions of Agreement. Whenever used in this Agreement and the Standard Terms and Conditions of Agreement, the following words and phrases shall have the following meanings:

          "Agreement" means this Pooling and Servicing Agreement, including the Standard Terms and Conditions of Agreement of Chevy Chase Home Loan Trusts, dated as of May 1, 1996, in the form attached hereto as Annex A.

          "Amortization Period" means the period commencing August 1, 1997 and ending on the first to occur of (i) the first day of a Monthly Collection Period in which an Early Amortization Event occurs; (ii) the first day of a Monthly Collection Period in which a Rapid Amortization Event occurs; (iii) the later of
(A) the date when the Certificate Principal Balance has been reduced to zero or
(B) the date on which all amounts owed to the Certificate Insurer have been paid in full or (iv) the date when the Trust otherwise terminates. For the avoidance of doubt, the Amortization Period shall not occur if any of the events described in clauses (i) through (iv) above, inclusive, occur prior to August 1, 1997.

          "Certificate" means a 7.15% Home Loan Asset-Backed Certificate, Series 1996-1 evidencing a beneficial interest in the Trust, substantially in the form of Exhibit A to the Standard Terms and Conditions of Agreement.

          "Certificate Insurer" means Capital Markets Assurance Corporation, a monoline insurance corporation organized under the laws of the State of New York, or any successor thereto.

          "Certificate Rate" means 7.15% per annum.

          "Closed-End Loan" has the meaning ascribed thereto in the second WHEREAS clause hereof.

          "Closing Date" means June 4, 1996.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee, which at the time of execution of this agreement is Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0069 (facsimile: (612) 667-
9825), Attention: Corporate Trust Department - Patrick Bassett.

          "Depository Agreement" means the agreement dated June 3, 1996, among the Trustee, the Servicer and The Depository Trust Company, as the initial Clearing Agency, substantially in the form attached as Exhibit B to the Standard Terms and Conditions of Agreement.

          "Distribution Date" means the 15th day of each November, February, May and August or, if such day is not a Business Day, the immediately following Business Day, commencing November 15, 1997.

          "Excess Funding Initial Deposit" means $4,098,122.18.

          "Initial Certificate Principal Balance" means $153,521,000.00.

          "Initial Closed-End Loans" has the meaning ascribed thereto in the first WHEREAS clause hereof.

          "Initial Cut-off Date" means May 1, 1996.

          "Initial Home Improvement Contracts" has the meaning ascribed thereto in the first WHEREAS clause hereof.

          "Initial Loans" means the Initial Closed-End Loans and Initial Home Improvement Contracts specified in the Loan Schedule and transferred to the Trust hereunder on the Closing Date.

          "Initial Mortgaged Properties" has the meaning ascribed thereto in the first WHEREAS clause hereof.

          "Initial Mortgages" has the meaning ascribed thereto in the first WHEREAS clause hereof.

          "Initial Reserve Fund Deposit" means $988,100.42.

          "Loan Schedule" means as of any date, the schedule of Closed-End Loans and Home Improvement Contracts included in the Trust Property on such date, which sets forth as to each Initial Loan, as of the Initial Cut-off Date, as to each Subsequent Loan, as of the related Subsequent Cut-off Date, and as to each Eligible Substitute Loan, as of the last day of the Monthly Collection Period during which the time to correct or cure the defect in the related Loan has expired (i) the principal balance thereof, (ii) the stated maturity upon which full and complete payment of the principal balance is due and payable, (iii) the name and address of the related Obligor and (iv) whether such Initial Loan is a Secured Loan. Initially references to "Loan Schedule" shall refer to (x) with respect to items (i) through (iii), the magnetic tape referred to in Schedule A on or prior to the Closing Date and (y) with respect to item (iv), the Officer's Certificate delivered to the Trustee within ten Business Days of the Closing Date; thereafter, "Loan Schedule" shall refer to such schedule as amended from time to time in accordance with Sections 3.02, 3.03, 12.01 and 13.01 hereof. The information described in clause (iii) shall not be disclosed by the Trustee to any person other than the Certificate Insurer or with the consent of the Transferor or if otherwise required by law or court order.

          "Loans" means, as of any date, the Closed-End Loans and Home Improvement Contracts identified on the Loan Schedule as of such date.

          "Monthly Payment Date" means the 15th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing June 15, 1996.

          "Mortgaged Properties" means the property, real, personal or mixed, encumbered by the Mortgage which secures a Note ,installment sales contract or installment loan agreement evidencing a Secured Loan.

           "Mortgages" means, as of any date, the Initial Mortgages together with the Subsequent Mortgages.

          "Policy" means the financial guaranty insurance policy number SB-9672 issued by the Certificate Insurer to the Trustee for the benefit of the Certificateholders, including any endorsements thereto.

          "Revolving Period" means the period from the Closing Date to but excluding the earlier of (i) August 1, 1997 and (ii) the first day of the Monthly Collection Period in which an Early Amortization Event or a Rapid Amortization Event occurs.

          "Secured Loans" means those Loans secured by a Mortgaged Property.

          "Servicing Fee Rate" means 0.75% per annum or such other rate per annum to be paid to a successor Servicer subject to the limitations set forth in
Section 18.02.

          "Standard Terms and Conditions of Agreement" means the Standard Terms and Conditions of Agreement of Chevy Chase Home Loan Trusts, dated as of May 1, 1996, in the form attached hereto as Annex A.

          "Stated Maturity Date" means the Distribution Date in May, 2015.

          "Subsequent Closed-End Loans" has the meaning ascribed thereto in the second WHEREAS clause hereof.

          "Subsequent Home Improvement Contract" has the meaning ascribed thereto in the second WHEREAS clause hereof.

          "Subsequent Loan Purchase Termination Date" has the meaning ascribed thereto in Section 3.02(a).

          "Subsequent Loans" means any Subsequent Closed-End Loans or Subsequent Home Improvement Contracts transferred to the Trustee hereunder on a Subsequent Transfer Date identified in Schedule A to the related Subsequent Transfer Agreement.

          "Subsequent Mortgages" has the meaning ascribed thereto in the second WHEREAS Clause hereof.

          "Subsequent Transfer Date" means any Monthly Payment Date designated by the Transferor in an Addition Notice on which the Transferor shall transfer Subsequent Loans to the Trust.

          "Trust" has the meaning ascribed thereto in Section 2.01.

          "Trustee" means Norwest Bank Minnesota, National Association, a national banking association, its successors in interest and any successor Trustee hereunder.

          "Trustee's Fee" means an annual fee of $2,000, payable in equal installments on each Monthly Payment Date plus the reasonable out-of-pocket expenses (including the reasonable fees and expenses of counsel) of the Trustee incurred in connection with the performance of its obligations hereunder.


                                   ARTICLE II

                             Establishment of Trust

          SECTION 2.01.   Creation of Trust.  Upon the execution of this
                          -----------------
Agreement by the parties hereto, there is hereby created a separate trust, which shall be known as Chevy Chase Home Loan

Trust 1996-1 (the "Trust"). The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders and the Certificate Insurer.

          SECTION 2.02.   Acceptance by Trustee.  The Trustee hereby accepts all
                          ---------------------
consideration transferred by the Transferor pursuant to Section 3.01 and to be transferred pursuant to Section 3.02 and declares that it will hold such consideration upon the trusts set forth herein for the benefit of the Certificateholders and the Certificate Insurer, subject to the terms and provisions of this Agreement.


                                  ARTICLE III

                               Transfer of Loans

          SECTION 3.01.   Transfer of Initial Loans.  (a) In consideration of
                          -------------------------
the Trustee's delivery on the Closing Date to or upon the order of the Transferor of Certificates in an initial aggregate principal amount equal to the Initial Certificate Principal Balance, the Transferor does hereby transfer, assign, set over and otherwise transfer to the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Transferor in and to:

               (1) the Initial Loans, and all moneys received thereon (including any interest and any payments in respect of delinquent or defaulted obligations thereunder) on and after the Initial Cut-off Date;

               (2) the Initial Mortgages and the security interests in the Initial Mortgaged Properties and any other properties or interests in properties granted by Obligors pursuant to the Initial Loans and/or Initial Mortgages and any other interest of the Transferor in such Initial Mortgaged Properties or such other properties or interests in properties granted by the Obligor in connection with the Initial Loans;

               (3) any proceeds with respect to the Initial Loans from claims on any insurance policies covering Initial Mortgaged Properties, or any other properties or interests in properties granted by the Obligors thereof pursuant to any of the Initial Loans or the Initial Mortgages;

               (4) any proceeds from the liquidation of the Initial Loans or any of the related Initial Mortgaged Properties or any other properties or interests in properties granted by the Obligors thereof pursuant to any of the Initial Loans or the Initial Mortgages;

               (5)  the related Loan Files; and

               (6)  the proceeds of any and all of the foregoing.

          It is the intention of the Transferor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Initial Loans and other Trust Property in which it has an interest from the Transferor to the Trust and the beneficial interest in and title to the Initial Loans and the other Trust Property shall not be part of the Transferor's estate in the event a conservator, receiver, liquidator or similar person is appointed in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to the Transferor.


          In connection with such assignment and transfer, the Transferor shall file, on or prior to the Closing Date, in the appropriate office of any applicable state, county or other relevant jurisdiction, a UCC-1 financing statement executed by the Transferor as debtor, naming the Trustee as secured party, for the benefit of the Certificateholders and the Certificate Insurer, and identifying as collateral the Initial Loans identified on the Loan Schedule, any Subsequent Loans added to such Loan Schedule and all property transferred by the Transferor to the Trust constituting part of the Trust Property. In connection with such filing, the Transferor shall cause to be filed all necessary continuation statements thereof and take or cause to be taken such actions and execute such documents as are necessary to continue the perfection and protect the Trustee's interest in such property for the benefit of the Certificateholders and the Certificate Insurer.

          (b) In connection with the foregoing assignment and transfer by the Transferor, and except as provided in the immediately following paragraph, the Transferor shall deliver to, and deposit with, the Trustee on or before the Closing Date, with respect to each Initial Loan:

               (i) The original Note or installment sale contract or installment loan agreement, as applicable, with any intervening endorsements and/or assignments evidencing a complete chain of title from the originator thereof to the Transferor and, in the case of a Note which is a promissory note, endorsed in blank and signed, by facsimile or manual signature, in the name of the Transferor by an Officer thereof;

              (ii) With respect to each Initial Loan which is a Secured Loan, either: (i) the original Initial Mortgage, with evidence of recording thereon, (ii) a copy of the Initial Mortgage certified as a true copy by an Officer of the Transferor, if the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (iii) a copy of the Initial Mortgage certified by the public recording office in those instances where the original recorded Initial Mortgage has been lost or has been retained by the public recording office; and

             (iii) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by an Officer of the Transferor if the original has been transmitted for recording until such time as the original is returned by the public recording office (such documents, along with the items in (i) and (ii) above and, with respect to each Secured Loan, the related Assignment of Mortgage referred to in subsection (d) below, being referred to herein with respect to each Loan as the "Loan File").

          (c) The Transferor hereby confirms to the Trustee that it has caused the portions of the Electronic Ledger relating to the Initial Loans to be clearly and unambiguously marked to indicate that such Initial Loans have been transferred and assigned to the Trustee and constitute part of the Trust in accordance with the terms of the trust created hereunder.

          (d) The Transferor, at its own expense, shall deliver to the Trustee within 90 days of the Closing Day an Assignment of Mortgage for each Initial Loan which is a Secured Loan in blank in recordable form. Any such assignment may be made by blanket assignments for Secured Loans located in the same county, if permitted by applicable law. Any such Assignment of Mortgage shall be required to be recorded only under the circumstances described in Section 13.15.

          SECTION 3.02.   Transfer of Subsequent Loans.  (a) Subject to the
                          ----------------------------
conditions set forth in paragraph (b) below, in consideration of the Trustee's delivery on each related Subsequent Transfer Date to or upon the order of the Transferor of the amount described in Section 14.08 of the Standard Terms and Conditions of Agreement, the Transferor does hereby assign, set over and otherwise transfer to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, without recourse (subject to the obligations set forth herein), all right, title and interest of the Transferor in and to:

         (i) the Subsequent Loans listed on Schedule A to the related Subsequent Transfer Agreement, and all monies received thereon (including any interest and any payments in respect of delinquent or defaulted obligations thereunder) on and after the relevant Subsequent Cut-off Date;

        (ii) the related Subsequent Mortgages and the security interests in the related Subsequent Mortgaged Properties and any other properties or interests in properties granted by Obligors pursuant to such Subsequent Loans and/or Subsequent Mortgages and any other interest of the Transferor in such Subsequent Mortgaged Properties or such other properties or interests in properties granted by the Obligors in connection with such Subsequent Loans;

       (iii) any proceeds with respect to such Subsequent Loans from claims on any insurance policies covering the related Subsequent Mortgaged Properties, or any other properties or interests in properties granted by the Obligors thereof pursuant to any of such Subsequent Loans or Subsequent Mortgages;

        (iv) any proceeds from any liquidation of such Subsequent Loans or any of the related Subsequent Mortgaged Properties, or any other properties or interests in properties granted by the Obligors thereof pursuant to such Subsequent Loans or such Subsequent Mortgaged Properties;

         (v)  the related Loan Files; and

        (vi)  the proceeds of any and all of the foregoing.

    The Transferor hereby covenants to transfer Subsequent Loans on Monthly Payment Dates to the Trust in aggregate principal amounts so as not to cause an Early Amortization Event to the extent that it originates or acquires such Subsequent Loans which comply with the requirements for transfer set forth in subsection (b) below until but excluding the first Monthly Payment Date following the earliest of (i) the occurrence of an Early Amortization Event,
(ii) the occurrence of a Rapid Amortization Event, or (iii) the date on which the Certificate Principal Balance has been reduced to 20% or less of the Initial Certificate Principal Balance (each such date, a "Subsequent Loan Purchase Termination Date").

          (b) The Transferor shall transfer to the Trustee, for the benefit of the Certificateholders and the Certificate Insurer, the Subsequent Loans and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions precedent on or prior to the related Subsequent Transfer Date:

              (i) the Transferor shall have provided the Trustee, the Certificate Insurer and the Rating Agencies with an Addition Notice not later than ten Business Days prior to such Subsequent Transfer Date and shall have provided any information reasonably requested by any of the foregoing with respect to such Subsequent Loans;

             (ii) the Transferor shall have delivered to the Trustee a duly executed Subsequent Transfer Agreement, which shall include supplements to the Loan Schedule listing the Subsequent Loans to be transferred on such Subsequent Transfer Date;

            (iii) the Transferor shall have deposited in the Collection Account, to the extent required by Section 14.02, all collections in respect of the Subsequent Loans received on and after the Subsequent Cut-off Date;

             (iv) no Subsequent Loan Purchase Termination Date shall have occurred;

              (v) after giving effect to any transfer of Subsequent Loans on a Subsequent Transfer Date, all Subsequent Loans transferred to the Trustee shall meet each of the following criteria (based on the characteristics of all Subsequent Loans previously transferred to the Trustee and the Subsequent Loans to be transferred on such Subsequent Transfer Date, in each case based on the outstanding principal balance of such Subsequent Loans and their other relevant characteristics as of their respective Subsequent Cut-off Dates): (i) the weighted average Loan Rate of the Subsequent Loans shall not be less than 13.65%; (ii) the weighted average original term of the Subsequent Loans shall not be greater than 138 months; (iii) not more than 13.82% of the Subsequent Loans shall not be secured by a Subsequent Mortgage and (iv) not more than 4.77% of the Subsequent Loans are Paid Ahead Loans.

             (vi) each of the representations and warranties made by the Transferor pursuant to Section 12.01 of the

         Standard Terms and Conditions of Agreement with respect to the Subsequent Loans to be transferred on such Subsequent Transfer Date shall be true and correct as of the related Subsequent Transfer Date, and the Transferor shall have performed all obligations to be performed by it hereunder on or prior to such Subsequent Transfer Date;

            (vii) the Transferor shall, at its own expense, on or prior to the Subsequent Transfer Date, indicate in its computer files that the Subsequent Loans identified in the related Subsequent Transfer Agreement have been transferred to the Trustee pursuant to this Agreement;

           (viii) no selection procedures adverse to the interests of the Certificateholders or the Certificate Insurer shall have been utilized in selecting the Subsequent Loans;

             (ix)  [RESERVED]

              (x) as of the related Subsequent Cut-off Date, each Subsequent Loan transferred on such Subsequent Transfer Date will be a Simple Interest Loan and will have a Loan Rate of at least 6.00%;

             (xi) as of the related Subsequent Cut-off Date, each Subsequent Loan will have a remaining principal balance of not more than $100,000;

            (xii) with respect to the Subsequent Loans being transferred on such Subsequent Transfer Date, the last scheduled payment date on the Subsequent Loan with the latest scheduled payment date shall not be later than April 30, 2015;

            (xiii) as of the related Subsequent Cut-off Date, no Subsequent Loan will be paid ahead more than six payments as of the related Subsequent Cut-off Date;

           (xiv) with respect to each Subsequent Loan to be transferred on such Subsequent Transfer Date, as of the related Subsequent Cut-off Date, at least one scheduled payment shall have been made on such Subsequent Loan or the next payment shall be due during the month of the related Subsequent Cut-off Date;

           (xv) no Subsequent Loan being transferred on such Subsequent Transfer Date, as of the related Subsequent Cut-off Date, is a Deferral Loan unless the first payment for such Subsequent Loan is due during the month of such Subsequent Cut-off Date, after giving effect to any permitted deferral;

            (xvi) each of the Rating Agencies shall have advised the Transferor, the Certificate Insurer and the Trustee that the transfer of the Subsequent Loans will not result in a qualification, modification, downgrade or withdrawal of its then current rating of the Certificates;

             (xvii) the Certificate Insurer (so long as no Insurer Default shall have occurred and be continuing) shall have approved the transfer of such Subsequent Loans to the Trust, such approval based on its review of the underwriting of such Subsequent Loans;

            (xviii) the Transferor shall have delivered to the Trustee the related Loan Files (other than the related Assignments of Mortgage for such Subsequent Loans which are Secured Loans) with respect to such Subsequent Loans;


              (xix) the Transferor shall have delivered to the Certificate Insurer an Officer's Certificate stating that a lien search in all appropriate filing offices has been conducted within 15 or fewer Business Days prior to such Subsequent Transferor Date which search has not revealed any liens, pledges, charges or other encumbrance on any of such Subsequent Loans (a copy of such lien search to be attached to such Officer's Certificate);

           (xx) the Transferor shall have delivered to the Certificate Insurer and the Trustee an Officers' Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b); and


           (xxi) the Trustee shall have inspected each of the certificates, schedules and Officers' Certificates delivered in connection with such transfer and determined that each such item required to be delivered pursuant to this Section 3.02(b) has been so delivered.

         Notwithstanding the foregoing, each of the foregoing conditions other than condition (xii) may be waived by the Trustee with the consent of the Certificate Insurer.

         Notwithstanding the foregoing, condition (xvi) and (xvii) will be deemed satisfied if the Subsequent Loans identified in the Addition Notice for the related Subsequent Transfer Date have been selected from a pool of Home Loans previously approved by the Certificate Insurer and the Rating Agencies as eligible to be Subsequent Loans, as certified by the Transferor in its certificate delivered pursuant to condition (xx).

         On each Subsequent Transfer Date the Loan Schedule shall be amended as of the related Subsequent Cut-off Date to reflect the addition of the Subsequent Loans identified on Schedule A to the related Subsequent Transfer Agreement.

         The Transferor hereby covenants that in the event any of the foregoing conditions precedent are not satisfied with respect to any Subsequent Loan on the date required as specified above, the Transferor shall immediately repurchase such Subsequent Loan from the Trustee, at a price equal to the Retransfer Deposit Amount thereof, in the manner specified in Section 3.03.

         (c) The Transferor, at its own expense, shall deliver to the Trustee within 30 days of each Subsequent Transfer Date an Assignment of Mortgage for each Subsequent Loan transferred on such Subsequent Transfer Date which is a Secured Loan (to the extent of the Trustee's interest therein) in favor of the Trustee in recordable form. Any such assignment may be made by blanket assignments for Secured Loans located in the same county, if permitted by applicable law. Any such Assignment of Mortgage shall be required to be recorded only under the circumstances described in Section 13.15.

         SECTION 3.03  Acceptance by Trustee; Reassignment of Loans;
                       ---------------------------------------------
Substitution of Eligible Substitute Loans.
- -----------------------------------------

    (a) The Trustee acknowledges receipt of the documents identified in, and on each Subsequent Transfer Date the Trustee shall acknowledge receipt of the documents identified in, the Initial Certification in the form annexed hereto as Exhibit C-1 and declares that it does hold and shall hold such files and the documents constituting a part of the Loan Files in trust to the extent received by it, upon the terms herein set forth, for the use and benefit of all present
and future Certificateholders and the Certificate Insurer.   The Trustee
acknowledges that it shall maintain possession of the Loan Files in the State of Maryland unless and until (x) 30 days prior notice has been given to the Rating Agencies and the Certificate Insurer, and (y) all measures necessary to perfect (or continue the perfection in) the interest of the Trustee in such Loan Files in the jurisdiction to which the Loan Files are to be moved have been taken to the satisfaction of the Certificate Insurer.

    (b) The Trustee shall review each document delivered to it pursuant to Sections 3.01(b), 3.01(d), 3.02(b) and 3.02(c) to ascertain that all required documents referred to therein have been executed and received, and that such documents relate to the Loans identified on the Loan Schedule. The Trustee may rely on the purported due execution of any such documents and genuineness of any signature thereon. With respect to the Initial Loans, not later than 120 days following the Closing Date, and with respect to Subsequent Loans, not later than 60 days following the related Subsequent Transfer Date, the Trusteeshall deliver to the Transferor and the Servicer a certificate substantially in the form of Exhibit C-2. If, as set forth in such certificate, the Trustee determines that it does not have a Loan File for a Loan or any document constituting a part of a Loan File (i) does not bear the required signatures, (ii) has not been received or (iii) is unrelated to the Initial Loans identified in the Loan Schedule on the Closing Date or, with respect to Subsequent Loans, the Subsequent Loans identified in Schedule A to the related Subsequent Transfer Agreement, the Transferor shall correct or cure any such specified defect within 30 days of receipt of notice of such defect. In addition, within fifteen (15) days following the substitution of any Eligible Substitute Loan, (i) the Trustee shall review the Loan File for such Eligible Substitute Loan (which shall include, at the time of delivery, an Assignment of Mortgage in recordable form if such Eligible Substitute Loan is a Secured Loan) for the purpose and to the extent set forth above in this paragraph, and (ii) shall deliver to the Transferor, the Servicer and the Certificate Insurer a certificate substantially in the form of Exhibit D specifying any defect with respect to such Loan, as described above. The Transferor shall have a period of thirty (30) days after receipt from the Trustee of such certificate to correct or cure such defect.
The Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

    The Trustee shall have no responsibility for reviewing any Loan except as expressly provided in this Section 3.03(b). Without limiting the effect of the preceding sentence, in reviewing any Loan File, the Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form (except to determine that such endorsement is in blank), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.

    (c) If the time to correct or cure any defect of which the Trustee has notified the Transferor pursuant to Section 3.03(b) has expired without any correction or cure, the Transferor shall, on the Business Day immediately preceding the Determination Date in the month following the Monthly Collection Period in which the time to correct or cure such defect expired, remove the related Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) from the Trust either (i) in exchange for depositing in the Trust the Retransfer Deposit Amount, which amount shall be deposited into the Collection Account pursuant to
Section 14.04 on such Business Day, or (ii) by substituting in its place an Eligible Substitute Loan or Loans, delivering to the Trustee an assignment substantially in the form of Exhibit E-1A, without recourse, in order to vest in the Trustee all right, title and interest of the Transferor in and to such Eligible Substitute Loan as of the last day of the Monthly Collection Period in which the time to correct or cure such defect expired, and depositing in the Collection Account any related Substitution Adjustment Amount. Promptly upon receipt by the Trustee of (i) in the case of a payment in respect of the removed Loan, written notification signed by a Servicing Officer to the effect that the Retransfer Deposit Amount for any such Loan has been so deposited into the Collection Account or (ii) in the case of a substitution, the Loan for each related Eligible Substitute Loan and written notification signed by a Servicing Officer to the effect that such Loan complies with the definition of Eligible Substitute Loan and that the Substitution Adjustment Amount, if any, has been deposited into the Collection Account as provided in Section 14.04, the Trustee shall release to the Transferor the Loan File for the removed Loan and shall execute and deliver to the Transferor an assignment substantially in the form of Exhibit E-1, without recourse, in order to vest in the Transferor all right, title and interest of the Trustee in and to such removed Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto). The form of assignment attached as Exhibits E-1 and E-1A may be modified from time to time to the extent required by applicable law, as evidenced by an Opinion of Counsel delivered to the Trustee. The obligation of the Transferor to remove (to the extent permitted herein) any Loan and either (x) deposit the Retransfer Deposit Amount or (y) substitute an Eligible Substitute Loan and the deposit of the related Substitution Adjustment Amount, if any, shall constitute the sole remedy with respect to such defect available to Certificateholders, the Trustee (for itself or on behalf of Certificateholders and the Certificate Insurer) or the Certificate Insurer against the Transferor.

    (d) The Substitution Adjustment Amount for any Monthly Collection Period shall be deposited into the Collection Account on the Business Day immediately preceding the Determination Date occurring in the month following such Monthly Collection Period. All amounts received in respect of the Eligible Substitute Loan or Loans during the Monthly Collection Period in which the time to correct or cure the defect giving rise to the relevant substitution occurs shall not be a part of the Trust and shall not be deposited by the Servicer into the Collection Account. All amounts received by the Servicer during the Monthly Collection Period in which the circumstances giving rise to such substitution occur in respect of any Loan so removed from the Trust shall be deposited by the Servicer into the Collection Account. The Servicer shall amend the Loan Schedule to reflect the removal of such Loan from the terms of this Agreement and the substitution of the Eligible Substitute Loan or Loans therefor as of the last day of the Monthly Collection Period during which the time to correct or cure the defect has expired. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have entered into or made with respect to such Eligible Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Section 12.01 of the Standard Terms and Conditions of the Agreement as of the first day of the Monthly Collection Period following the Monthly Collection Period during which the time to correct or cure the defect giving rise to such substitution occurred. The procedures applied by the Transferor in selecting each Eligible Substitute Loan shall not be adverse to the interests of the Trustee, the Certificate Insurer or the Certificateholders and shall be comparable to the selection procedures applicable to the Loans conveyed hereunder as of the date of this Agreement.

    The provisions of Sections 3.03(c) and 3.03(d) shall also apply to any substitution of Eligible Substitute Loan or Loans by the Transferor pursuant to
Section 12.01 and by the Servicer pursuant to Section 13.01.

                                ARTICLE IV

                 Incorporation of Standard Terms and Conditions

    SECTION 4.01.   Incorporation of Standard Terms and Conditions of Agreement.
                    -----------------------------------------------------------
This Pooling and Servicing Agreement does hereby incorporate by reference the Standard Terms and Conditions of Agreement for Chevy Chase Home Loan Trusts dated as of May 1, 1996 (the "Standard Terms and Conditions of Agreement"), in the form attached hereto as Annex A.


                                   ARTICLE V

          Additional Representations and Warranties of the Transferor

         SECTION 5.01.   Additional Representations and Warranties of the
                         ------------------------------------------------
Transferor.  The Transferor makes the following representations and warranties
- ----------
on which the Trustee relies in accepting the Initial Loans in trust and executing and authenticating the Certificates. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date but shall survive the sale, transfer and assignment of the Initial Loans to the Trustee and the delivery of the related Loan Files on the Closing Date to the Trustee.


         (i)  Loan Rate. As of the Initial Cut-off Date, each Initial Loan has a
              ---------
Loan Rate of not less than 6.00%.

        (ii)  Balance.  As of the Initial Cut-off Date, the outstanding
              -------
principal balance for each Initial Loan was not less than $1500 or greater than $100,000.

       (iii)  Payment Terms.  As of the Initial Cut-off Date, no Initial Loan
              -------------
had a stated maturity date later than April 30, 2015.


    IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                   CHEVY CHASE BANK, F.S.B.,
                     as Transferor and Servicer


                   By:_______________________________
                      Name:
                      Title:


                    NORWEST BANK MINNESOTA, NATIONAL
                      ASSOCIATION
                      as Trustee


                   By:______________________________
                      Name:
                      Title:

State of New York  )
                   )  ss. :
County of New York )

      On the 4th day of June, 1996, before me, a notary public in and for the State of New York, personally appeared Mark Holles, known to me who, being by me duly sworn, did depose and say that he is Vice President of Chevy Chase Bank, F.S.B., a federal savings bank organized under the laws of the United States, being among the parties that executed the foregoing instrument; and that he signed his name thereto by like authority.


                                Notary Public

[Notarial Seal]

State of New York  )
                   )  ss. :
County of New York )

      On the 4th day of June, 1996 before me, a notary public in and for the State of New York, personally appeared Patrick Bassett, known to me who, being by me duly sworn, did depose and say that he is a Vice President of Norwest Bank Minnesota, National Association, one of the parties that executed the foregoing instrument; and that he signed his name thereto by authority of the Board of Directors of said Bank.


                                Notary Public

[Notarial Seal]

                                   SCHEDULE A

                               SCHEDULE OF LOANS

      The magnetic tape delivered to the Trustee by the Transferor on or prior to the Closing Date as the same may be amended from time to time in accordance with the Agreement.

       ================================================================



               FORM OF STANDARD TERMS AND CONDITIONS OF AGREEMENT

                                       OF

                          CHEVY CHASE HOME LOAN TRUSTS



                            CHEVY CHASE BANK, F.S.B.
                            Transferor and Servicer



                            Dated as of May 1, 1996



       ================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----


                                 ARTICLES I - X

                                    Reserved


                                   ARTICLE XI

                                  Definitions

SECTION 11.01.   Definitions ....................................
SECTION 11.02.   Other Definitional Provisions ..................


                                  ARTICLE XII

                                   The Loans

SECTION 12.01.   Representations and Warranties
                 of the Transferor Regarding the Loans;
                 Removal and Substitution Obligations ...........
SECTION 12.02.   Official Record


                                  ARTICLE XIII

                     Administration and Servicing of Loans

SECTION 13.01.   The Servicer and the Transferor ................
SECTION 13.02.   Collection of Certain Loan Payments ............
SECTION 13.03.   Maintenance of Hazard Insurance;
                  Property Protection Expenses ..................
SECTION 13.04.   Assumption and Modification Agreements .........
SECTION 13.05.   Realization Upon Liquidated Loans ..............
SECTION 13.06.   Servicer's Certificate .........................
SECTION 13.07.   Servicing Fee ..................................
SECTION 13.08.   Annual Independent Certified Public
                  Accountants' Servicing Report .................
SECTION 13.09.   Access to Certain Documentation and
                  Information Regarding the Loans ...............
SECTION 13.10.   Maintenance of Certain Servicing
                  Policies ......................................
SECTION 13.11.   Reports to Securities and Exchange
                  Commission ....................................
SECTION 13.12.   Information Required by the Internal
                  Revenue Service Generally and Reports of

                                      (i)

                  Foreclosures and Abandonments of Mortgaged
                  Property ......................................
SECTION 13.13.   Servicer Expenses ..............................
SECTION 13.14.   Annual Statement as to Compliance ..............
SECTION 13.15.   Recordation of Assignments of Mortgage .........


                                  ARTICLE XIV

                   Distributions; Allocations; Reserve Fund;
                        Statements to Certificateholders

SECTION 14.01.   Establishment of Accounts ......................
SECTION 14.02.   Collections ....................................
SECTION 14.03.   Application of Collections .....................
SECTION 14.04.   Additional Deposits ............................
SECTION 14.04A    Permitted Withdrawal from the Collection
                  Account .......................................
SECTION 14.05    Allocations and Deposits .......................
SECTION 14.06.   Distributions ..................................
SECTION 14.07.   Reserve Fund ...................................
SECTION 14.08.   Excess Funding Account .........................
SECTION 14.09.   Statements to Certificateholders ...............
SECTION 14.10.   Tax Returns ....................................


                                 ARTICLE XIV A

                                   The Policy

SECTION 14A.01   The Policy .....................................
SECTION 14A.02   Claims Under Policy ............................
SECTION 14A.03   Surrender of Policy ............................
SECTION 14A.04   Replacement of Policy ..........................

                                ARTICLE XV

                                The Certificates

SECTION 15.01.   The Certificates ...............................
SECTION 15.02.   Authentication of Certificates .................
SECTION 15.03.   Registration of Transfer and
                  Exchange of Certificates ......................
SECTION 15.04.   [RESERVED] .....................................
SECTION 15.05.   Mutilated, Destroyed, Lost or
                  Stolen Certificates ...........................
SECTION 15.06.   Persons Deemed Owners ..........................
SECTION 15.07.   Access to List of Certificateholders'
                  Names and Addresses ...........................
SECTION 15.08.   Maintenance of Office or Agency ................

                                      (ii)

SECTION 15.09.   Book-Entry Certificates ........................
SECTION 15.10.   Notices to Clearing Agency .....................
SECTION 15.11.   Replacement Certificates .......................
SECTION 15.12.   Temporary Certificates .........................

                                  ARTICLE XVI

                           Rapid Amortization Events

SECTION 16.01.   Rapid Amortization Events ......................
SECTION 16.02.   Additional Rights Upon the
                  Occurrence of Certain Events ..................


                                  ARTICLE XVII

                          The Transferor and Servicer

SECTION 17.01.   Representations of the Transferor and
                  Servicer ......................................
SECTION 17.02.   Liability of the Servicer ......................
SECTION 17.03.   Merger or Consolidation of,
                  or Assumption of the Obligations of,
                  Servicer or Transferor ........................
SECTION 17.04.   Limitation on Liability of the
                  Servicer and Others ...........................
SECTION 17.05.   Delegation of Duties ...........................
SECTION 17.06.   Servicer Not to Resign .........................
SECTION 17.07.   Limitation on Liability of Certain
                  Persons .......................................
SECTION 17.08.   Liability of Transferor ........................
SECTION 17.09.   Transferor May Own Certificates ................


                                 ARTICLE XVIII

                                    Default

SECTION 18.01.   Events of Default ..............................
SECTION 18.02.   Trustee to Act; Appointment of
                  Successor .....................................
SECTION 18.03.   Notification to Certificateholders .............
SECTION 18.04.   Waiver of Past Defaults ........................

                                     (iii)

                                ARTICLE XIX

                                  The Trustee

SECTION 19.01.   Duties of Trustee ..............................
SECTION 19.02.   Certain Matters Affecting Trustee ..............
SECTION 19.03.   Trustee Not Liable for
                  Certificates or Loans..........................
SECTION 19.04.   Trustee May Own Certificates ...................
SECTION 19.05.   Trustee's Fees and Expenses ....................
SECTION 19.06.   Eligibility Requirements for Trustee ...........
SECTION 19.07.   Resignation or Removal of Trustee ..............
SECTION 19.08.   Successor Trustee ..............................
SECTION 19.09.   Merger or Consolidation of Trustee .............
SECTION 19.10.   Appointment of Co-Trustee or
                  Separate Trustee ..............................
SECTION 19.11.   Representations and Warranties
                  of Trustee ....................................
SECTION 19.12.   No Bankruptcy Petition .........................
SECTION 19.13.   Trustee's Certificate ..........................
SECTION 19.14.   Trustee's Assignment of
                  Purchased Loans ...............................
SECTION 19.15.   Appointment of Paying Agent ....................
SECTION 19.16.   Limitation of Liability of Trustee .............
SECTION 19.17.   Streit Act .....................................


                                   ARTICLE XX

                                  Termination

SECTION 20.01.   Termination ....................................


                                  ARTICLE XXI

                            Miscellaneous Provisions

SECTION 21.01.   Amendment ......................................
SECTION 21.02.   Recordation of Agreement .......................
SECTION 21.03.   Limitation on Rights of
                  Certificateholders ............................
SECTION 21.04.   Protection of Title to Trust ...................
SECTION 21.05.   Separate Counterparts ..........................
SECTION 21.06.   Governing Law ..................................
SECTION 21.07.   Notices ........................................
SECTION 21.08.   Severability of Provisions .....................
SECTION 21.09.   Assignment .....................................
SECTION 21.10.   Certificates Nonassessable
                  and Fully Paid ................................

                                      (iv)

SECTION 21.11.   Counterparts ...................................
SECTION 21.12.   Effect of Headings and Table of
                  Contents ......................................
SECTION 21.13.   Third Party Beneficiary ........................
SECTION 21.14.   Merger and Integration .........................
SECTION 21.15.   Certificate Insurer as Controlling
                  Party .........................................
SECTION 21.16.   Representation of Certificateholders ...........



Exhibit A        Form of Certificate
Exhibit B        Form of Depository Agreement
Exhibit C-1      Form of Trustee's Initial Certification
Exhibit C-2      Form of Trustee's Certification
Exhibit D        Form of Trustee's Notification of Defective Loans
Exhibit E-1      Form of Trustee's Certificate - Assignment to
                 Servicer
Exhibit E-2      Form of Trustee's Certificate - Assignment to Transferor
Exhibit E-1A     Form of Assignment of Eligible Substitute Loans to Trustee
Exhibit F        Form of Servicer's Certificate
Exhibit G        [Reserved]
Exhibit H        Form of Subsequent Transfer Agreement
Exhibit I        Form of Insurance and Indemnity Agreement

                                      (v)

                          CHEVY CHASE HOME LOAN TRUST

                   STANDARD TERMS AND CONDITIONS OF AGREEMENT

                            Dated as of May 1, 1996

 INTRODUCTION

         These Standard Terms and Conditions of Agreement shall be applicable to any Chevy Chase Home Loan Trust formed on or after the date hereof with respect to which a Pooling and Servicing Agreement incorporating by reference these Standard Terms and Conditions of Agreement shall have been executed.


                                  ARTICLES I-X

                                    Reserved


                                   ARTICLE XI

                                  Definitions

         SECTION 11.01.  Definitions.  Whenever used in the Agreement, the
                         -----------
following words and phrases, unless the context otherwise requires, shall have the following meanings:

         "Addition Notice" means, with respect to any transfer of Subsequent Loans, notice of the Transferor's election to transfer Subsequent Loans to the Trust, such notice to designate the related Subsequent Transfer Date and the approximate principal amount of Subsequent Loans to be transferred on such Subsequent Transfer Date.

         "Adjusted Certificate Principal Balance" means (i) with respect to any Monthly Payment Date relating to the Revolving Period, the Initial Certificate Principal Balance, and (ii) with respect to any other Monthly Payment Date, an amount equal to (1) the Certificate Principal Balance (x) relating to the Amortization Period, on the prior Distribution Date (or, if there is no prior Distribution Date, the Initial Certificate Principal Balance) and (y) relating to any Early Amortization Period or Rapid Amortization Period, on the prior Monthly Payment Date, in each case, after giving effect to any distributions of principal thereon on such date minus (2) the sum of (x) Monthly Allocable
                               -----
Principal for such Monthly Payment Date (other than (a) the Overcollateralization Deposit/Distribution Amounts for such Monthly Payment Date, (b) the Reserve Fund Principal Transfer Amount for such Monthly
Payment Date and (c) any Principal Deficiency Draw Amount for such Monthly Payment Date) and (y) during the Amortization Period,

Monthly Allocable Principal for each other Monthly Payment Date that has occurred since the last Distribution Date.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" means a pooling and servicing agreement between Chevy Chase Bank, as transferor and servicer, and the Trustee named in such agreement, into which these Standard Terms and Conditions of Agreement shall be incorporated by reference, and all amendments and supplements thereto.

         "Appointment Day" has the meaning ascribed thereto in Section 16.02.

         "Assignment of Mortgage" means, with respect to each Mortgage, an assignment, notice of transfer, or equivalent instrument sufficient under the laws of the jurisdiction in which the Mortgaged Property is located to record the sale of the related Mortgage to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         "Avoided Payment" has the meaning ascribed thereto in Section 14A.02.

         "Base Servicing Fee" means, with respect to any Monthly Collection Period, the fee payable to the Servicer for services rendered during such Monthly Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the excess of the Pool Balance as of the first day of such Monthly Collection Period over the aggregate principal balance of any Defective Loans retransferred to the Transferor or transferred to the Servicer as of the last day of such Monthly Collection Period.

         "BIF" means The Bank Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery, and Enhancement Act of 1989, or if at any time after the execution of this instrument the Bank Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         "Book-Entry Certificates" means, unless otherwise specified in the Agreement, a beneficial interest in the Certificates, ownership and transfers of which shall be registered through book entries by a Clearing Agency as described in Section 15.09.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the States of Minnesota, New York or Maryland (or such other state in which the Corporate Trust Office of the Trustee or the main office of the Paying Agent is located) are required or authorized to be closed.

         "Certificate Principal Balance" means, as of any date of determination, the Initial Certificate Principal Balance, as specified in the Agreement, reduced by all amounts previously distributed to Holders of Certificates and allocable to principal.

         "Certificate Rate" has the meaning specified in the applicable
Agreement.

         "Certificate Owner" means, with respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Certificate Register" and "Certificate Registrar" mean the register maintained and the registrar appointed pursuant to Section 15.03.

         "Certificateholder" or "Holder" means a Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of the giving of any consent, waiver, request or demand pursuant to this Agreement, unless all Certificates are then so held, any Certificate registered in the name of the Transferor or the Servicer or any affiliate of either shall be deemed not be outstanding and any such Certificates shall not be taken into account in determining whether the requisite amount of Certificateholders necessary to effect any such consent, waiver, request or demand shall have been obtained; provided, however, that in determining whether
                                 --------  -------
the Trustee shall be protected in relying upon any such consent, waiver, request or demand, only Certificates which an Officer of the Trustee assigned to matters under this Agreement actually knows to be so owned shall not be so taken into account.

         "Certificateholders' Interest Carryover Shortfall" means, with respect to any Monthly Payment Date, the excess of the Interest Distributable Amount for the preceding Monthly Payment Date over the amount of interest that was actually distributed to Certificateholders on such preceding Monthly Payment Date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including the preceding Monthly Payment Date to but excluding the current Monthly Payment Date.

         "Certificateholders' Percentage" means, with respect to any Monthly Collection Period, a percentage equal to (i) during the Revolving Period, an Early Amortization Period and a Rapid Amortization Period, 100% and (ii) during the Amortization Period, 90% until the first day of the Monthly Collection Period during which the Distribution Date on which the Certificate Principal Balance has been reduced to 20% of the Initial Certificate Principal Balance occurs, and thereafter 100%.

         "Certificates" shall have the meaning set forth in the Agreement.

         "Chevy Chase" means Chevy Chase Bank, F.S.B., a federal savings bank organized under the laws of the United States, or its successor in interest.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" with respect to each Trust shall have the meaning set forth in the applicable Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateralization Deficiency" means, with respect to each Monthly Payment Date, the amount, if any, by which the Stated Certificate Principal Balance as of such Monthly Payment Date exceeds the Invested Amount as of such Monthly Payment Date.

         "Collection Account" means the account designated as such, established and maintained pursuant to Section 14.01(a).

         "Corporate Trust Office" means the principal office of the Trustee at the address set forth in the related Agreement or at such other address as the Trustee may designate from time to time by notice to Certificateholders, the Certificate Insurer, the Transferor and the Servicer, or the principal corporate trust office of any successor Trustee (of which address such successor Trustee shall notify the Certificateholders, the Transferor and Servicer).

         "Cumulative Realized Loss Ratio" means, with respect to any Determination Date, a fraction, expressed as a percentage, the numerator of which is the aggregate unpaid principal balance of all Liquidated Loans as of the end of the related Monthly Collection Period (after giving effect to the application of Net Liquidation Proceeds and Recoveries with respect to such Liquidated Loans) and the denominator of which is the sum of the Original Pool Balance and the unpaid principal balance of each Subsequent Loan as of its related Subsequent Cut-off Date that has been acquired by the Trust on or prior to the end of the related Monthly Collection Period.

         "Defective Loan" means any Loan which is required to be removed or replaced by the Transferor pursuant to Section 3.02, 3.03 or 12.01 or removed or replaced by the Servicer pursuant to Section 13.01.

         "Deferral Loan" means a Loan for which the related Obligor has elected to extend the contractual period between the Loan's funding date and the Loan's first scheduled due date.

         "Deposit Date" means, with respect to each Monthly Payment Date, the Business Day preceding such Monthly Payment Date.

         "Determination Date" means, unless otherwise specified in the Agreement, with respect to a Monthly Collection Period, the fifth Business Day prior to the related Monthly Payment Date.

         "Direct Home Improvement Loan" means an installment loan agreement originated by Chevy Chase in connection with the financing of the construction of home improvements, which loan may be secured by a Mortgage.

         "Dissolution Distribution Date" has the meaning ascribed thereto in
Section 16.02.

         "Distribution Date" with respect to each Trust shall have the meaning set forth in the applicable Agreement.

         "Early Amortization Event" means the occurrence of any of the following:

         (i) the Transferor's failure to deposit in the Collection Account on the Business Day prior to any Determination Date the Negative Carry Deposit Amount for the related Monthly Collection Period;

         (ii) on any Determination Date, the Cumulative Realized Loss Ratio as of such date exceeds (a) in the case of any Determination Date prior to the June 1997 Determination Date, 5%, (b) in the case of any Determination Date on and after the June 1997 Determination Date but prior to the June 1998 Determination Date, 8.5% and (c) in the case of any Determination Date on and after the June 1998 Determination Date, 12%;

         (iii) the Transferor's failure to deliver Subsequent Loans to the Trust with an aggregate outstanding unpaid principal balance as of the related Subsequent Cut-off Dates, to the extent originated and otherwise satisfying the criteria for Subsequent Loans specified in Section 3.02(b), (a) no later than the Monthly Payment Date in February 1997, in an aggregate amount equal to the lesser of (x) the amounts deposited in the Excess Funding Principal Subaccount prior to the November 1996 Monthly Payment Date which have not previously been applied to fund Excess Funding Interest Transfer Amounts prior to such date and (y) $18,750,000, (b) no later than the Monthly Payment Date in November 1997, in an aggregate amount equal to the lesser of (x) the amounts deposited in the Excess Funding Principal Subaccount prior to the August 1997 Monthly Payment Date which have not previously been applied to fund Excess Funding Interest Transfer Amounts prior to such date and (y) $43,385,000, and
(c) on each Monthly Payment Date after November 1997, in an amount equal to the excess, if any, of the amounts deposited in the Excess Funding Principal Subaccount through the end of the Monthly Collection Period which occurred 15 months prior to such Monthly Payment Date over the sum of all transfers from the Excess Funding Account to fund Excess Funding Interest Transfer Amounts through the end of such Monthly Collection Period;

         (iv) a draw on the Policy with respect to a Monthly Collection Period during the Revolving Period; and

         (v) on any Determination Date the amount on deposit in the Excess Funding Account exceeds $60,000,000.

         "Early Amortization Period" means the period commencing on the first day of a Monthly Collection Period during which an Early Amortization event occurs, and ending on the first to occur of (i) the first day of a Monthly Collection Period in which a Rapid Amortization Event occurs; (ii) the later of
(A) the date when the Certificate Principal Balance has been reduced to zero and
(B) the date on which all amounts owing to the Certificate Insurer have been paid in full; and (iii) the date when the Trust otherwise terminates.

         "Electronic Ledger" means the electronic master record of Home Loans (including the Loans) maintained by the Servicer.

         "Eligible Account" means an account that is (i) (A) maintained with a depository institution which has a short term certificate of deposit rating at the time of any deposit therein in the highest short-term debt rating category by the Rating Agencies and (B) one or more accounts with a depository institution whose accounts are fully insured by either the SAIF or the BIF of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of Baa3, (ii) a trust account maintained with the Trustee in its corporate trust department or (iii) otherwise acceptable to each Rating Agency as evidenced by a letter from such Rating Agency to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates, and acceptable to the Certificate Insurer.

         "Eligible Substitute Loan" means a Loan proposed to be substituted by the Transferor for a Defective Loan which, on the date of such substitution, shall (i) have an outstanding principal balance (except as provided below) not less than 95% of the outstanding principal balance of such Defective Loan on the date of such substitution; (ii) have a Loan Rate not less than the Loan Rate of such Defective Loan and not more than one hundred (100) basis points in excess of the Loan Rate of such Defective Loan; (iii) have a remaining term to maturity not later nor more than six months earlier than the remaining term of such Defective Loan; (iv) be secured by a Mortgage in a lien position not junior to the lien position of the Mortgage of such Defective Loan (if any); (v) satisfy the conditions of transfer of a Subsequent Loan specified in clauses (v), (xii),
(xiii), (xiv), (xv), (xvi) and (xviii) of Section 3.02(b); and (v) comply with each representation and warranty set forth in Section 12.01 as if made on the date of such substitution. If more than one Loan is substituted for Defective Loans on any substitution date, the requirements of clause (i) of this definition shall be satisfied if such Loans shall have aggregate principal balances not less than 95% of the aggregate principal balances of such Defective Loans on the date of substitution and such substitution is approved in writing in advance by the Certificate Insurer.

         "Excess Funding Account" means the account designated as such, established and maintained pursuant to Section 14.01.

         "Excess Funding Interest Subaccount" means the subaccount of the Excess Funding Account designated as such, established and maintained pursuant to
Section 14.01.

         "Excess Funding Interest Transfer Amount" means the least of (x) the excess of (A) the Interest Distributable Amount for such Monthly Payment Date over (B) the amount on deposit in the Interest Distribution Account before giving any effect to any transfer from the Excess Funding Account, (y) the amount on deposit in the Excess Funding Account and (z) the amount which when withdrawn from the Excess Funding Account would cause the Overcollateralization Amount to equal zero.

         "Excess Funding Principal Subaccount" means the subaccount of the Excess Funding Account designated as such, established and maintained pursuant to Section 14.01.

         "Excess Interest" means, with respect to any Monthly Collection Period, Interest Collections for such Monthly Collection Period remaining after allocation of the amounts described in clauses (A), (B), (C), (D) and (E) of Sections 14.05(a)(i) and 14.05(b)(i).

         "Excess Overcollateralization Amount" means, as of any Monthly Payment Date, an amount equal to the lesser of (x) the amount by which the Overcollateralization Amount for such Monthly Payment Date exceeds the Required Overcollateralization Amount for such Monthly Payment Date (but in no event less than zero) and (y) the Net Principal Collections received in respect of the related Monthly Collection Period.

         "Expense Distribution Account" means the subaccount of the Collection Account designated as such, established and maintained pursuant to Section 14.01.

         "FDIC" means the Federal Deposit Insurance Corporation or any successor.

         "Final Order" has the meaning ascribed thereto in Section 14A.02.

         "Foreclosure Proceedings" means proceedings or action for foreclosure, deed in lieu of foreclosure or trustee's sale with respect to any Loan and the related Mortgaged Property.

         "Funding Principal Amount" means with respect to each Monthly Collection Period (i) during the Revolving Period, an amount equal to the Monthly Available Principal for such Monthly Collection Period, (ii) during the Amortization Period, an amount equal to the Funding Principal Percentage of the Net Principal Collections received in respect of such Monthly Collection Period minus the Funding Principal Percentage of the Excess Overcollateralization
- -----
Amount for such Monthly Collection Period, and (iii) during an Early Amortization Period or a Rapid Amortization Period, zero.

         "Funding Principal Percentage" means 10% until the first day of the Monthly Collection Period following the Distribution Date on which the Certificate Principal Balance is equal to or less than 20% of the Initial Certificate Principal Balance occurs, and thereafter 0%.

         "Home Loans" means Indirect Debt Consolidation Loans, Indirect Home Improvement Loans and Direct Home Improvement Loans acquired or originated by Chevy Chase.

         "Indemnification Agreement" means the Indemnification Agreement by and among the Transferor, CS First Boston Corporation, Smith Barney Inc. and the Certificate Insurer dated May 28, 1995.

         "Indirect Debt Consolidation Loan" means a closed-end home equity loan originated by a third party and acquired by Chevy Chase in connection with the consolidation of obligations of the related Obligor.

         "Indirect Home Improvement Loan" means an installment sales contract or installment loan agreement originated by a third party in connection with home improvements and subsequently acquired by Chevy Chase.

         "Initial Certificate Principal Balance" shall have the meaning specified in the Agreement.

         "Initial Reserve Fund Deposit" with respect to a Reserve Fund and any Trust shall have the meaning set forth in the related Agreement.

         "Insolvency Event" has the meaning ascribed thereto in Section 16.01.

         "Insolvency Proceeding" means the commencement, after the Closing Date, of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any person, or the commencement, after the Closing Date, of any proceedings by or against any Person for the winding up or liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings of or relating to any Person.

         "Insurance Agreement" means the Insurance and Indemnity Agreement dated as of May 1, 1996 among the Certificate Insurer, the Transferor, the Trustee and the Servicer.

         "Insurance Proceeds" means, as to any Loan and Monthly Collection Period, proceeds paid to the Servicer pursuant to any insurance policy relating to such Loan or Mortgaged Property, reduced by related expenses, which proceeds
(x) are not Liquidation Proceeds, and (y) are not applied or expected to be applied to the restoration or repair of the related Mortgaged Property or released to the related Obligor in accordance with the normal servicing procedures of the Servicer.

         "Insurer Default" means the occurrence and continuance of any of the following events:

              (a) the Certificate Insurer shall fail to pay when due, as and in the amounts required, any amount payable under the Policy; or

              (b) (i) the Superintendent of Insurance of the State of New York (or any Person succeeding to the duties of such Superintendent) (for the purpose of this paragraph (b), the "Superintendent") shall apply for any order (A) pursuant to Section 7402 of the New York Insurance Law (or any successor provisions thereto), directing him to rehabilitate the Certificate Insurer, (B) pursuant to Section 7404 of the New

         York Insurance Law (or any successor provision thereto), directing him to liquidate the business of the Certificate Insurer or (C) pursuant to
         Section 7416 of the New York Insurance Law (or any successor provision thereto), dissolving the corporate existence of the Certificate Insurer which is not dismissed or withdrawn during a period of 60 consecutive days or relief sought; (ii) the Superintendent shall determine that the Certificate Insurer is insolvent within the meaning of Section 1309 of the New York Insurance Law; (iii) the Certificate Insurer shall commence a voluntary case or other proceeding seeking rehabilitation, liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; or (iv) an involuntary case or other proceeding shall be commenced against the Certificate Insurer seeking rehabilitation, liquidation, reorganization or other relief with respect to it or its debts under a bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property and such case or proceeding is not dismissed or otherwise terminated within a period of 60 consecutive days or a court of competent jurisdiction enters an order granting the relief sought in such case or proceeding.

         "Interest Collections" means, for any Monthly Payment Date, an amount equal to (i) interest collections received from or on behalf of Obligors during the related Monthly Collection Period calculated in accordance with the Simple Interest Method and otherwise in accordance with this Agreement (less, with respect to any Loan for which a Servicer Advance has been made and not previously reimbursed, such interest collections allowable to pay any such unreimbursed Servicer Advance), (ii) the interest portion of Net Liquidation Proceeds and Insurance Proceeds received during the related Monthly Collection Period calculated in accordance with the Simple Interest Method and otherwise in accordance with this Agreement, (iii) Recoveries received during the related Monthly Collection Period, (iv) the interest portion of the Retransfer Deposit Amount received in respect of the related Monthly Collection Period, (v) Investment Earnings on amounts on deposit in the Collection Account, the Excess Funding Account and the Reserve Fund for the related Monthly Collection Period, and (vi) any Negative Carry Deposit Amount received in respect of the related Monthly Collection Period.

         "Interest Deficiency Draw Amount" means, for any Monthly Payment Date, the amount, if any, by which the Interest Distributable Amount with respect to such Monthly Payment Date exceeds all amounts on deposit in the Collection Account, Excess Funding Account and Reserve Fund which the Trustee is required to transfer, allocate or deposit to the Interest Distribution Account on the related Deposit Date pursuant to Section 14.05(c).

         "Interest Distributable Amount" means with respect to the first Monthly Collection Period, interest accrued at the Certificate Rate for the Interest Period and with respect to each Monthly Payment Date thereafter , the sum of (i) interest accrued during the related Interest Period equal to one-twelfth of the product of the Certificate Rate and the Certificate Principal Balance immediately preceding such Monthly Payment Date, plus (ii) the Certificateholders' Interest Carryover Shortfall, in each case calculated on the basis of a 360-day year comprised of twelve 30-day months.

         "Interest Distribution Account" means the subaccount of the Collection Account designated as such, and established and maintained pursuant to Section 14.01.

         "Interest Period" means the period from and including the Closing Date (in the case of the first Monthly Payment Date) or from and including most recent Monthly Payment Date on which interest has been paid to but excluding the following Monthly Payment Date.

         "Invested Amount" means, as of any Monthly Payment Date, the sum of the Pool Balance as of such Monthly Payment Date plus amounts on deposit in the Excess Funding Account (other than Investment Earnings) on such Monthly Payment Date (after giving effect to any deposits thereto on the related Deposit Date and reductions thereof in respect of (i) Subsequent Loans, if any, to be acquired on such Monthly Payment Date as specified in the Addition Notice for such Monthly Payment Date and (ii) any reductions thereof in respect of Excess Funding Interest Transfer Amounts).

         "Investment Earnings" means, with respect to any Monthly Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the accounts established pursuant to Section 14.01 and the Reserve Fund.

         "Liquidated Loan" means, with respect to any Determination Date, a Loan with respect to which the earlier of the two following events has occurred: (i) the related Obligor is contractually delinquent for 180 days as of the end of the most recently completed Monthly Collection Period or (ii) the Servicer has determined in accordance with its customary servicing practices that eventual payment of the scheduled payments is unlikely.

         "Liquidation Expenses" means expenses which are incurred by the Servicer in connection with the liquidation of any Loan and not recovered under any insurance policy or from any Obligor, including, without limitation, legal fees and expenses, the cost of recordation of assignments, title fees and expenses, any unreimbursed amount expended by the Servicer pursuant to Section
13.05 with respect to such Loan (including, without limitation, amounts advanced to cure defaults on any mortgage loan which is senior to such Loan or to pay in full any such senior mortgage loan) and any related and unreimbursed expenditures for real estate property taxes or for property restoration, preservation or insurance against casualty loss or damage as are customary in the residential mortgage loan servicing industry.

         "Liquidation Loss Amount" means, with respect to any Liquidated Loan, the unrecovered principal balance thereof at the end of the related Monthly Collection Period in which such Loan became a Liquidated Loan, after giving effect to the application of the principal portion of Net Liquidation Proceeds in connection therewith.

         "Liquidation Proceeds" means proceeds (excluding any amounts drawn from the Excess Funding Account, the Reserve Fund or on the Policy) received in connection with the liquidation of Liquidated Loans and any related collateral granted as security therefor, during the Monthly Collection Period in which such Loan became a Liquidated Loan.

         "Loan Files" has the meaning ascribed thereto in Section 3.01(b)(iii) of the Agreement.

         "Loan Rate" of a Loan means the annual per annum interest rate stated in the related Loan.

         "Material Subsidiary" means any subsidiary of the Transferor with total consolidated assets in excess of $100,000,000.

         "Monthly Allocable Principal" means, with respect to each Monthly Payment Date relating to the Amortization Period, an Early Amortization Period or a Rapid Amortization Period, an amount equal to the sum of (i) the Monthly Available Principal deposited in the Principal Distribution Account for such Monthly Payment Date, (ii) any Excess Interest deposited in the Principal Distribution Account pursuant to Section 14.05(b)(i)(F) for such Monthly Payment Date, (iii) any Excess Interest deposited in the Principal Distribution Account pursuant to Sections 14.05(b)(i)(I) and 14.05(b)(i)(J) for such Monthly Payment Date, (iv) the Reserve Fund Principal Transfer Amount drawn from the Reserve Fund pursuant to Section 14.05(c)(iii) for such Monthly Payment Date and (v) the Principal Deficiency Draw Amount made under the Policy for such Monthly Payment Date.

         "Monthly Available Principal" means, with respect to each Monthly Collection Period, an amount equal to the Certificateholders'

Percentage of Net Principal Collections received in respect of such Monthly Collection Period, minus the Certificateholders' Percentage of the Excess
                   -----
Overcollateralization Amount.

         "Monthly Collection Period" for any Monthly Payment Date is the calendar month preceding such Monthly Payment Date.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Negative Carry Amount" means, with respect to any Monthly Collection Period, an amount equal to the excess, if any, of (i) one-twelfth of the product of (x) the sum of the Certificate Rate plus the Policy Premium Rate plus the Trustee Fee Rate, and (y) the sum of the amounts on deposit on the last day of such Monthly Collection Period in the Excess Funding Principal Subaccount and the Principal Distribution Account, over (ii) investment earnings on amounts on deposit in the Excess Funding Principal Subaccount and the Principal Distribution Account (in each case net of losses) for such Monthly Collection Period.

         "Negative Carry Deposit Amount" means, with respect to any Monthly Collection Period, the lesser of (i) the Negative Carry Amount for such Monthly Collection Period and (ii) the amount by which Interest Collections (other than the Negative Carry Deposit Amount) for such Monthly Collection Period is less than the amount necessary to satisfy all allocations of Interest Collections for the related Monthly Payment Date other than any amounts allocable to the Transferor Distribution Account.

         "Net Liquidation Proceeds" means, with respect to a Liquidated Loan, Liquidation Proceeds reduced by related expenses (including, without limitation, Servicer Advances, the cost of recordation of assignments and any amount advanced in respect of the repayment of a senior mortgage).

         "Net Principal Collections" means, with respect to each Monthly Collection Period, Principal Collections net of any Principal Collections allocated pursuant to Section 14.05(b)(ii)(A).

         "Note" means the promissory note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Loan.

         "Obligor" on a Loan means the obligor or obligors who owe payments under the Loan or any guarantor or surety of such person.

         "Officer" means any of the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, an Executive Vice President, a Senior Vice President or a Vice President of the Transferor.

         "Officer's Certificate" means a certificate delivered to the Trustee and signed by the Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, the President, an Executive Vice President, a Senior Vice President or a Vice President of the Transferor, if delivered by the Transferor, and by a Servicing Officer, if delivered by the Servicer.

         "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Transferor or the Servicer, which counsel shall be acceptable to the Trustee, the Certificate Insurer or Rating Agencies, as applicable.

         "Original Pool Balance" means the Pool Balance as of the Initial Cut-off Date.

         "Overcollateralization Amount" means, with respect to any Monthly Payment Date, the amount, if any, by which the Invested Amount (without giving effect to any allocation and deposit pursuant to Section 14.05(a)(i)(J) or
Section 14.05(b)(i)(J)) as of such Monthly Payment Date exceeds the Adjusted Certificate Principal Balance on such Monthly Payment Date.

         "Overcollateralization Deposit/Distribution Amount" has the meaning ascribed thereto in Section 14.05(a)(i)(J).

         "Paid-Ahead Loan" means a loan for which, as of the Initial Cut-off Date or related Subsequent Cut-off Date, as the case may be, one or more scheduled payments has been made in advance.

         "Paying Agent" means any Person appointed by the Trustee pursuant to
Section 19.15.

         "Permitted Investments" means one or more of the following:

         (i) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

        (ii) repurchase agreements on obligations specified in clause (i) above maturing not more than one month from the date of acquisition thereof, provided
                                                                       --------
that the unsecured obligations of the party agreeing to repurchase the specified obligations are at the time of such agreement rated by each Rating Agency in its highest short-term rating category and provided, further, that if Moody's is a
                                       --------  -------
Rating Agency, the short-term debt obligations of the party agreeing to repurchase the specified obligations shall be rated P-1 or better;

       (iii) certificates of deposit, demand deposits, time deposits and bankers' acceptances (which, if Moody's is a Rating Agency, shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state or any branch or agency of any foreign bank licensed under the laws of the United States or any state thereof, provided that the debt obligations of such depository
               --------
institution or trust company at the date of acquisition of such certificates, demand deposits, time deposits or bankers' acceptances have been rated by each Rating Agency in its highest short-term rating category and provided, further,
                                                            --------  -------
that if Moody's is a Rating Agency, the short-term obligations of such depository institution or trust company shall be rated P-1 or better;

        (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating category;

         (v) investments in money market funds registered under the Investment Company Act of 1940, as amended, that, at the time of the Trust's investment or contractual commitment to invest therein, are rated in the highest investment category or otherwise approved in writing by each Rating Agency; and

        (vi) other obligations or securities that are acceptable to each Rating Agency and the Certificate Insurer as a Permitted Investment hereunder and will not result in the reduction, suspension or withdrawal of the then-current rating of the Certificates without taking into account the Policy;

provided, however, that (a) no instrument described hereunder shall evidence the
- --------  -------
right to receive only interest with respect to the obligations underlying such instrument and (b) no instrument purchased hereunder may be a callable investment purchased at a premium. The highest short-term rating of Standard & Poor's for the investments specified in clauses (ii), (iii) and (iv) is A-1+ and the highest investment category rating of Standard & Poor's for the investments specified in clause (v) is either AAAm or AAAm-G.

         "Person" means any legal person, including any individual, corporation, partnership, limited liability company, joint venture, estate, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity.

         "Policy Premium Rate" means the per annum rate on which the premium payable to the Certificate Insurer is calculated, based on the outstanding Certificate Principal Balance, as set forth in the Insurance Agreement.

         "Pool Balance" means, as of any Monthly Payment Date, an amount equal to the aggregate unpaid principal balance of the Loans as of the last day of the related Monthly Collection Period plus the aggregate unpaid principal balance of
                                  ----
any Subsequent Loans as of the related Subsequent Cut-off Date transferred to the Trust on the Subsequent Transfer Date on which such Monthly Payment Date occurs, in each case other than Loans which became Liquidated Loans during or prior to such Monthly Collection Period and other than Loans that have been retransferred to the Transferor or transferred to the Servicer prior to such Monthly Payment Date.

         "Preference Event" has the meaning ascribed thereto in Section 14A.02.

         "Principal Collections" means, for any Monthly Payment Date, (i) principal collections received from Obligors on the Loans during the related Monthly Collection Period calculated in accordance with the Simple Interest Method and otherwise in accordance with the Agreement (less, with respect to any Loan for which a Servicer Advance has been made and not reimbursed from Interest Collections on such Loan relating to such Monthly Payment Date, principal collections allocable to pay any remaining portion of such unreimbursed Servicer Advance), (ii) the principal portion of the Net Liquidation Proceeds and Insurance Proceeds received during the related Monthly Collection Period and
(iii) the principal portion of the Retransfer Deposit Amount and the Substitution Adjustment Amount, of any transferred Loan in respect of the related Monthly Collection Period.

         "Principal Deficiency Draw Amount" means, for any Monthly Payment Date,

              (i) if such Monthly Payment Date relates to the Revolving Period, an Early Amortization Period or a Rapid Amortization Period (other than any such Monthly Payment Date corresponding to either of the dates described in clause (iii) below), the amount, if any, by which the Stated Certificate Principal Balance with respect to such Monthly Payment Date calculated after giving effect to the allocation and deposit of the Reserve Fund Principal Transfer Amount, which the Trustee is required to transfer from the Reserve Fund on or prior to the related Deposit Date pursuant to Section 14.05(c) of the Pooling and Servicing Agreement) exceeds the Invested Amount with respect to such Monthly Payment Date; or

              (ii) if such Monthly Payment Date relates to the Amortization Period (other than any such Monthly Payment Date corresponding to either of the dates described in clause (iii) below), (A) for each Monthly Payment Date corresponding to a Distribution Date, the amount calculated for such Monthly

         Payment Date in accordance with the provisions of clause (i) above, and
         (B) for each other Monthly Payment Date, zero; or

              (iii) if such Monthly Payment Date is the Dissolution Distribution Date or the Stated Maturity Date (whichever first occurs), the amount, if any, by which the outstanding Certificate Principal Balance in effect as of the Deposit Date relating to such Monthly Payment Date exceeds the aggregate amount of all funds which the Trustee is required to transfer from the Collection Account, Excess Funding Account and Reserve Fund, on such related Deposit Date to the Principal Distribution Account pursuant to the terms of the Pooling and Servicing Agreement.

         "Principal Distributable Amount" means (i) with respect to each Distribution Date relating to the Amortization Period, an amount equal to the Monthly Allocable Principal relating to each of the three Monthly Collection Periods preceding such Distribution Date, (ii) with respect to each Monthly Payment Date relating to an Early Amortization Period or a Rapid
Amortization Period, the Monthly Allocable Principal relating to the Monthly Collection Period preceding such Monthly Payment Date and, if an Early Amortization Event or a Rapid Amortization Event occurs at any time after the Revolving Period has ended, the Monthly Allocable Principal for any prior Monthly Collection Period that was not previously distributed, plus, on the Monthly Payment Date relating to the Monthly Collection Period during which an Early Amortization Event or a Rapid Amortization Event has occurred, all amounts then on deposit in the Excess Funding Account, and (iii) on the first Distribution Date on which the Certificate Principal Balance as of the preceding Distribution Date has been reduced to 20% or less of the Initial Certificate Principal Balance, all amounts then on deposit in the Excess Funding Account; provided, however, that on the Stated Maturity Date and the Dissolution
- --------  -------
Distribution Date, the Principal Distributable Amount will equal the Certificate Principal Balance; provided further, however, that in no event will the
                   -------- -------  -------
aggregate amount distributed to Certificateholders in respect of principal exceed the Initial Certificate Principal Balance.

         "Principal Distribution Account" means the subaccount of the Collection Account designated as such, and established and maintained pursuant to Section 14.01.

         "Rapid Amortization Event" has the meaning ascribed thereto in Section 16.01.

         "Rapid Amortization Period" means the period commencing upon the first day of a Monthly Collection Period during which a Rapid Amortization Event occurs and ending on the first to occur of (i) the later of (A) the date when the Certificate Principal Balance has been reduced to zero or (B) the date on which all amounts owing to the

Certificate Insurer have been paid in full, and (ii) the date when the Trust otherwise terminates.

         "Rating Agency" means, unless otherwise specified in the Agreement, Moody's and Standard & Poor's. If no such organization or successor maintains a rating on the Certificates, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Transferor and acceptable to the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) notice of which designation shall be given to the Trustee and the Servicer.

         "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 Business Days (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Transferor, the Servicer, the Certificate Insurer and the Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Certificates.

         "Record Date" with respect to each Monthly Payment Date means the day immediately preceding such Monthly Payment Date if the Certificates are Book Entry Certificates, and on the last day of the month preceding the month of the related Monthly Payment Date, if Replacement Certificates are issued, unless otherwise specified in the Agreement.

         "Recordation Fees" means the fees and expenses incurred by the Trustee in connection with the recordation of Assignments of Mortgages pursuant to
Section 13.15.

         "Recoveries" means, with respect to any Liquidated Loan and a Monthly Collection Period, the amount collected with respect to such Loan from whatever source (other than from withdrawals from the Excess Funding Account or the Reserve Fund, or from draws on the Policy) in a Monthly Collection Period following the Monthly Collection Period during which such Loan became a Liquidated Loan, reduced by related expenses incurred by the Servicer and not previously reimbursed from Liquidation Proceeds or otherwise in connection with the liquidation of such Loan or the related Mortgaged Property (including, without limitation, any Servicer Advances, costs of recording assignments and any amount advanced in respect of the repayment of a senior mortgage).

         "Replacement Certificates" shall have the meaning ascribed thereto in
Section 15.09.

         "Remaining Interest" means, with respect of any Monthly Collection Period, Interest Collections for such Monthly Collection Period remaining after allocation of the amounts described in clauses (A)-(I) (inclusive) of Section 14.05(b)(i).

         "Required Overcollateralization Amount" has the meaning specified in the Insurance Agreement.

         "Reserve Fund" has the meaning ascribed thereto in Section 14.07.

         "Reserve Fund Interest Transfer Amount" means, with respect to each Deposit Date, an amount equal to the lesser of (x) the excess of (A) the Interest Distributable Amount for the related Monthly Payment Date over (B) all amounts on deposit in the Interest Distribution Account on such Deposit Date (including the Excess Funding Interest Transfer Amount on such date) before giving effect to any transfer from the Reserve Fund and (y) the amount on deposit in the Reserve Fund on such Deposit Date.

         "Reserve Fund Principal Transfer Amount" means, with respect to each Deposit Date, an amount equal to the lesser of (x) the Collateralization Deficiency for the related Monthly Payment Date and (y) the amount remaining on deposit in the Reserve Fund on such Deposit Date after giving effect to any withdrawals therefrom of a Reserve Fund Interest Transfer Amount on such Deposit Date.

         "Retransfer Deposit Amount" means, with respect to a Loan to be retransferred to the Transferor or transferred to the Servicer, the principal balance thereof as of the end of the Monthly Collection Period immediately preceding the date of retransfer or transfer, plus accrued and unpaid interest thereon at the Loan Rate less the Servicing Fee Rate through the end of the Monthly Collection Period in which the retransfer date occurs.

         "SAIF" means The Savings Association Insurance Fund, as from time to time constituted, created under the Financial Institutions Reform, Recovery and Enhancement Act of 1989, or if at any time after the execution of this instrument the Savings Association Insurance Fund is not existing and performing duties now assigned to it, the body performing such duties on such date.

         "Servicer" means Chevy Chase as the servicer of the Loans, and each successor Servicer pursuant to Section 17.03 or 18.02.

         "Servicer Advance" has the meaning ascribed thereto in Section 13.05.

         "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 13.07, substantially in the form of Exhibit F.

         "Servicing Fee" means the fee payable to the Servicer for services rendered during each Monthly Collection Period, determined pursuant to Section 13.06.

         "Servicing Fee Rate" means 0.75% per annum.

         "Servicing Transfer Expense" has the meaning described thereto in
Section 18.01.

         "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Loans whose name appears on a list of servicing officers annexed to an Officer's Certificate furnished to the Trustee and the Certificate Insurer by the Servicer, as such list may be amended from time to time.

         "Simple Interest Loan" means any Loan under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

         "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made (in some states assuming 30 day months), divided by the actual number of days in a year (360 days in states which assume 30 day months) and the remainder of such payment is allocable to principal.

         "Specified Reserve Fund Requirement" has the meaning specified in the Insurance Agreement.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Stated Certificate Principal Balance" means (i) with respect to any Monthly Payment Date relating to the Revolving Period, the Initial Certificate Principal Balance, (ii) with respect to any other Monthly Payment Date, an amount equal to (1) the Certificate Principal Balance (x) relating to the Amortization Period, on the prior Distribution Date (or, if there is no prior Distribution Date, the Initial Certificate Principal Balance) and (y) relating to any Early Amortization Period or any Rapid Amortization Period, on the prior Monthly Payment Date, in each case, after giving effect to any distributions of principal thereon on such date minus (2) the sum of (x) Monthly Allocable
                               -----
Principal for such Monthly Payment Date (other than the Reserve Fund Principal Transfer Amount for such Monthly Payment Date and other than any Principal Deficiency Draw Amount under the Policy for such Monthly Payment Date) and (y) relating to the Amortization Period, Monthly Allocable Principal for each other Monthly Payment Date that has occurred since the last Distribution Date.

         "Subsequent Cut-off Date" means the first day of the month in which particular Subsequent Loans identified in Schedule A to the related Subsequent Transfer Agreement are transferred to the Trustee pursuant to the related Subsequent Transfer Agreement.

         "Subsequent Transfer Agreement" means a written agreement substantially in the form of Exhibit H.

         "Substitution Adjustment Amount" means, as to the Monthly Collection Period related to a Monthly Payment Date with respect to which the Transferor or the Servicer substitutes one or more Eligible Substitute Loans pursuant to
Section 3.03, 12.01 or 13.01, the amount, if any, by which the sum of (i) the aggregate principal balances at the end of such Monthly Collection Period of all such Eligible Substitute Loans being added to the Trust is less than (ii) the aggregate principal balances at the end of such Monthly Collection Period of the related Loans being removed from the Trust, such amount to be deposited into the Collection Account when and to the extent provided in Sections 3.03, 12.01 or 13.01.

         "Supplemental Servicing Fee" means charges including late fees, prepayment fees, rebates and other administrative fees and expenses or similar charges allowed by applicable law with respect to Loans, collected (from whatever source) on the Loans during the related Monthly Collection Period.

         "Transferor" means Chevy Chase Bank, F.S.B. and its successors in interest to the extent permitted hereunder.

         "Transferor Distribution Account" means the subaccount of the Collection Account designated as such and maintained pursuant to Section 14.01.

         "Trigger Event" means the occurrence of any of the following events:
(i) failure by the Servicer to pay the Certificate Insurer amounts payable under the Insurance Agreement which failure continues unremedied for five Business Days after notice to the Servicer; (ii) failure of the Servicer to pay amounts payable under the Agreement, which failure results in a draw on the Policy;
(iii) the occurrence of an Event of Default; (iv) a determination that the performance of the Servicer under the Agreement is not satisfactory in the reasonable opinion of the Certificate Insurer or (v) the occurrence of a Rapid Amortization Event other than a Rapid Amortization Event described in clauses
(d) or (f) of the definition thereof.

         "Trust" shall have the meaning set forth in the Agreement.

         "Trust Property" means the property and proceeds of every description conveyed pursuant to Sections 3.01 and 3.02 of an Agreement, the Policy, amounts on deposit in the Collection Account, Reserve Fund and Excess Funding Account, any financial assets or investment property (as defined in the UCC) or other investments purchased with such funds, and any proceeds thereof or other amounts payable with respect thereto, all other rights, property and interests in property granted to the Trustee under this Agreement for the benefit of the Certificateholders and/or the Certificate Insurer and any and all products and proceeds of the foregoing.

         "Trustee" with respect to each Trust shall have the meaning assigned thereto in the Agreement.

         "Trustee Officer" means the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Trustee Fee Rate" means, as of any date of determination, the amount of the Trustee's Fee for such Monthly Collection Period expressed as a per annum rate, based on the then-outstanding Certificate Principal Balance.

         "UCC" means the Uniform Commercial Code as in effect in the State of New York on the date hereof.

         SECTION 11.02.   Other Definitional Provisions.  (a) All terms defined
                          -----------------------------
in this Standard Terms and Conditions of Agreement or any Agreement shall have the meanings defined herein when used in any certificate or other document made or delivered pursuant hereto or thereto unless otherwise defined therein.

          (b) As used herein, in any Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or in such Agreement or in any such certificate or other document, and accounting terms partly defined herein or in such Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms herein, in any related Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained herein, in such Agreement or in any such certificate or other document shall control.

          (c) The words "hereof," "herein," "hereunder" and words of similar import when used herein shall refer to these Standard Terms and

Conditions of Agreement and the Agreement as a whole and not to any particular provision of the Standard Terms and Conditions of Agreement or the Agreement; Article, Section, Schedule and Exhibit references contained in the Standard Terms and Conditions of Agreement or any Agreement are references to Articles, Sections, Schedules and Exhibits in or to the Standard Terms and Conditions of Agreement and the Agreement, as appropriate; and the term "including" shall mean "including without limitation".

          (d) The definitions contained in these Standard Terms and Conditions of Agreement and the Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

          (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                  ARTICLE XII

                                   The Loans

         SECTION 12.01.  Representations and Warranties of the Transferor
                         ------------------------------------------------
Regarding the Loans; Removal and Substitution Obligations.  (q)  The Transferor
- ---------------------------------------------------------
represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the date of this Agreement and as of the Closing Date in the case of the Initial Loans, and as of the applicable Subsequent Transfer Date in the case of the Subsequent Loans (in each case unless otherwise specified), that:

         (i) The information set forth on the Loan Schedule with respect to the Initial Loans was, and the information to be set forth on Schedule A to each Subsequent Transfer Agreement with respect to the related Subsequent Loans will be, true and correct in all material respects at the date or dates as of which such information was or will be furnished by the Transferor.

        (ii) Each Note and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Note and, if applicable, each related Mortgage had legal capacity at the time to enter into the related Loan and to execute and deliver such Note and, if applicable, Mortgage, and such Note and, if applicable, Mortgage have been duly and properly executed by such parties.

       (iii) As of the Closing Date, each Initial Mortgage securing an Initial Loan is, and as of the related Subsequent Transfer Date each Subsequent Mortgage securing a Subsequent Loan will be, a valid lien on the related Mortgage Property, subject only to (a) the lien of current real property taxes and assessments, (b) the lien of the related first mortgage loan or deed of trust, if any, the second mortgage loan or deed of trust, if any, and the third mortgage loan or deed of trust, if any, (c) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the related Mortgaged Property is located or specifically reflected in the appraisal obtained in connection with the origination of the related Home Loan obtained by the Transferor and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security interest intended to be provided by such Mortgage.

        (iv) As of the Initial Cut-Off Date with respect to each Initial Loan, and as of the related Subsequent Cut-off Date with respect to each Subsequent Loan, as the case may be, the proceeds of any such Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing such Loan and the recording of the related Mortgage, if any, were disbursed, the Obligor thereon is not entitled to any refund of any amounts paid or due under any related Note, installment sales contract or installment loan agreement, or any related Mortgage and any and all requirements set forth in any documents relating to such Loan have been complied with.

         (v) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise, by judicial foreclosure.

        (vi) Each Loan is an Indirect Debt Consolidation Loan, an Indirect Home Improvement Loan or a Direct Home Improvement Loan, and has been underwritten by Transferor in accordance with its originator's (and the Transferor's) then current underwriting guidelines.

       (vii) No Obligor has notified the Transferor, and the Transferor has no knowledge, of any relief requested or allowed to an Obligor under the Soldiers' and Sailors' Relief Act.

      (viii)  Immediately prior to the transfer and assignment referred to in
Section 3.01(a), the Transferor had good and marketable title to each Initial Loan, and prior to each transfer and assignment referred to in
Section 3.02(a) or 3.02(c) the Transferor shall have good and marketable title to each Subsequent Loan being transferred on the related Subsequent Transfer Date, in each case subject to no prior lien, mortgage, security interest, pledge, charge or other encumbrance.

        (ix) As of the Closing Date, the transfer to the Trust of the Initial Loans constitutes, and as of each Subsequent Transfer Date the transfer to the Trust of the related Subsequent Loans will constitute, the grant of a first priority perfected ownership interest or security interest therein (to the extent provided herein) to the Trustee for the benefit of the Certificateholders and the Certificate Insurer.

         (x) As of the Initial Cut-off Date with respect to any Initial Loan, and as of the related Subsequent Cut-off Date with respect to any Subsequent Loan, no payment on or in respect of any such Initial Loan or such Subsequent Loan, as applicable, shall be 30 or more days past due on a contractual basis.

        (xi) As of the Closing Date with respect to any Initial Loan, and as of the related Subsequent Transfer Date with respect to any Subsequent Loan, there shall be no recorded lien for any delinquent recording fee, tax or assessment against any Initial Mortgaged Property or related Subsequent Mortgaged Property, as applicable.

        (xii) As of the Closing Date with respect to any Initial Loan, and as of the related Subsequent Transfer Date with respect to any Subsequent Loan, to the knowledge of the Transferor no such Loan or related Mortgage shall be subject to any valid offset, defense or counterclaim.

      (xiii) As of the Closing Date with respect to any Initial Loan and as of the related Subsequent Transfer Date with respect to any Subsequent Loan, to the knowledge of the Transferor each Mortgaged Property relating to a Secured Loan to be transferred on such date shall be free of material damage and be in good repair.

       (xiv) Each Initial Loan shall comply at the time it was made and, with respect to each Subsequent Loan conveyed on a Subsequent Transfer Date, such Subsequent Loan shall comply at the time it is made, in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws, and the consummation of the transactions herein contemplated, including, without limitation, the receipt of interest by the Certifi-cateholders, will not violate such laws in any material respect.

        (xv) As of the Closing Date with respect to each Initial Loan, and as of the related Subsequent Transfer Date with respect to each Subsequent Loan, the Transferor shall not have received a notice of default of any senior mortgage loan on a Mortgaged Property relating to a Secured Loan to be transferred on such date which has not been cured by a party other than the Transferor.

       (xvi) As of the date of origination with respect to each Initial Loan and each Subsequent Loan, each related Note (if applicable), and each Mortgage relating to a Secured Loan to be transferred on the Closing Date or the related Subsequent Cut-off Date, shall be an enforceable obligation of the related Obligor, except as enforceability may be limited by (a) bankruptcy, insolvency or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), and, to the knowledge of the Transferor as of the Closing Date or the related Subsequent Transfer Date, as applicable, there is no offset, defense, claim or counterclaim to any obligation under such Note or, with respect to each Secured Loan, under the related Mortgage, including the obligation of the Obligor to pay principal and interest in accordance with the terms of such Note.

      (xvii) No selection procedure reasonably believed by the Transferor to be adverse to the interests of the Certificateholders or the Certificate Insurer, shall have been utilized in selecting the Loans.

     (xviii) Each Closed End Loan was originated by the Transferor or acquired by the Transferor from a mortgage company, duly licensed in each relevant jurisdiction.

       (xix) The Loan File for each Loan shall contain all required documents referred to in Section 3.01(b) other than the related Assignment of Mortgage for each Secured Loan, and such documents bear manual signatures of Obligors and relate to such Loan.

         (r) The representations and warranties set forth in Section 12.01(a) shall survive the sale, transfer and assignment of the Initial Loans on the Closing Date and, with respect to Subsequent Loans, the sale, transfer and assignment of the related Subsequent Loans on each Subsequent Transfer Date and, in each case shall survive the delivery of the related Loan Files to or on behalf of the Trustee. Upon discovery by the Transferor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties with respect to any Loan made pursuant to Section 5.01 or Section 12.01(a) of this Agreement or Section 5 of any Subsequent Transfer Agreement or a breach of the Servicer of Section 13.01, which in each case materially and adversely affects the interests of the Certificateholders or the Certificate Insurer in such Loan, the party discovering such breach shall give written notice thereof to the other parties and the Certificate Insurer within 5 days after such discovery; provided, however, that failure to give such notice within
                      --------  -------
such five day period shall not relieve the Transferor or the Servicer, as the case may be, of any of their corresponding obligations. Within 30 days after its discovery or its receipt of notice of any such breach, the Transferor or the Servicer, as applicable, shall use all reasonable efforts to cure such breach in all material respects. Unless at the expiration of such 30-day period, such breach has been cured in all material respects or otherwise does not exist or continue to exist, the Transferor or the Servicer, as applicable, shall, not later than the Business Day preceding the Determination Date immediately preceding the Monthly Payment Date in the month following the related Monthly Collection Period in which any such cure period expired, remove such Defective Loan (including any property acquired in respect thereof and any insurance policy or Insurance Proceeds with respect thereto) in exchange for (i) deposit of the Retransfer Deposit Amount or (ii) in the case of the Transferor only, substitution in its place of an Eligible Substitute Loan or Loans, in any case in the same manner and subject to the same conditions as set forth in Section 3.03(c). In conjunction with any removal pursuant to the foregoing, the Transferor shall be entitled to receive an assignment of the removed Loan and a release of the related Loan File from the Trustee to the extent set forth in Section 3.03(c). Any such Defective Loan shall be deemed to have been purchased as of the last day of the Monthly Collection Period immediately preceding date on which such purchase occurred. The obligation of the Transferor to remove any Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against the Transferor with respect to such breach available to Certificateholders, the Trustee on behalf of Certificateholders, or the Certificate Insurer.

         A breach of the representation and warranty set forth in clause (xix) of Section 12.01 with respect to any Loan shall be deemed to affect materially and adversely the interests of the Certificateholders and the Certificate Insurer in such Loan. Notwithstanding the first paragraph of this Section 12.01(b), the provisions of Section 3.03(b) shall control with respect to notice and cure periods applicable to the correction of any defective Loan Files and the obligations of the Transferor with respect thereto.

         Any purchase of, or substitution of an Eligible Substitute Loan or Loans for, a Defective Loan by the Servicer pursuant to Section 13.01 shall be effected in the same manner and subject to the same conditions as set forth in
Section 3.03(c). Upon completing any such purchase or substitution, the Servicer shall receive an assignment of such Defective Loan and a release of the related Loan File from the Trustee to the extent set forth in Section 3.03(c).

         The Loan Schedule shall be amended to reflect all additions, substitutions or deletions of Loans provided for in this Section (x) with respect to Eligible Substitute Loans and Defective Loans, as provided in Section 3.01(d) and (y) with respect to each Subsequent Loan, as of the related Subsequent Cut-off Date.

         SECTION 12.02. Official Record.  The Transferor and the Servicer agree
                        ---------------
that, so long as the Certificates remain outstanding and/or amounts remain owing to the Certificate Insurer, this Agreement, the Insurance Agreement, the Indemnification Agreement and all related agreements, documents, instruments and certificates delivered hereunder or thereunder shall remain outstanding as an official record of the Transferor within the meaning of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. Section 1823(e)).

                                  ARTICLE XIII

                     Administration and Servicing of Loans

         SECTION 13.01.  The Servicer and the Transferor.  (a)   The Servicer
                         -------------------------------
shall service and administer the Loans in accordance with its customary procedures consistent with general industry practice, provided, however, that
                                                      --------  -------
such procedures shall be the same in all material respects as the procedures followed by the Servicer with respect to Home Loans held in its own portfolio. The Servicer shall have full power and authority to do any and all things in connection with such servicing and administration which it may deem necessary or desirable as to maximize the receipt of principal and interest on such Loans and Net Liquidation Proceeds with respect to Liquidated Loans. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, on behalf of itself, the Certificateholders, the Certificate Insurer and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Loans and, with respect to Secured Loans, the related Mortgaged Properties. The Trustee shall furnish the Servicer a power of attorney in the form attached hereto as Exhibit G and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

         (b) The Servicer shall not consent to the placement of a lien on any Mortgaged Property senior to that of the related Mortgage unless such action is consistent with reasonable commercial practice.

         (c) The Servicer may grant extensions or modifications with respect to any Loan if (a) in the Servicer's good faith judgment, such extension or modification would minimize the loss that might otherwise be experienced with respect to such Loan, (b)(i) such Loan is a Liquidated Loan or (ii) a payment default with respect to such Loan is reasonably foreseeable by the Servicer and (c) such extension or modification is consistent with the Servicer's customary servicing practice. Notwithstanding the foregoing, the Servicer may not extend or modify a Loan such that the stated final maturity date of such Loan would extend beyond the last day of the Monthly Collection Period preceding the Stated Maturity Date.

         (d) The Servicer may agree to extend the final maturity date of any Loan beyond the last day of the Monthly Collection Period preceding the Stated Maturity Date if the Servicer, not later than the Business Day immediately preceding the Determination Date next following the Monthly Collection Period in which any such extension is made shall either remove the applicable Loan or substitute an Eligible Substitute Loan or Loans for such Loan, and remit to the Trustee the applicable Retransfer Deposit Amount or Substitution Adjustment Amount.

         (e) Any substitution of an Eligible Substitute Loan or Loans pursuant to subsection (d) shall be effected in the same manner and subject to the same conditions as set forth in Section 3.03(c), and the Loan Schedule shall be amended to reflect such substitution. Upon completing any such transfer the Servicer shall receive an assignment of the related Loan and a release of the related Loan File from the Trustee to the extent set forth in Section 3.03(c).

         SECTION 13.02.  Collection of Certain Loan Payments.
                         -----------------------------------

         (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to Home Loans in its servicing portfolio comparable to the Loans. Consistent with, and without limiting the generality of, the foregoing, the Servicer, in its discretion, may waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of the servicing of the Loans.

         (b) The Transferor shall Transfer any payments it receives with respect to a Loan to the Servicer within two Business Days following receipt thereof.

         SECTION 13.03.  Maintenance of Hazard Insurance; Property Protection
                         ----------------------------------------------------
Expenses.  The Servicer, in accordance with its customary servicing procedures,
- --------
shall cause to be maintained for each Secured Loan hazard insurance naming the Servicer as loss payee thereunder providing extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Loan from time to time or (ii) the principal balance of such Loan. The Servicer shall also maintain, on property acquired in Foreclosure Proceedings, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the principal balance of such Loan at the time of such Foreclosure Proceedings, plus accrued interest and the good-faith estimate of the Servicer of related expenses to be incurred in connection therewith. Amounts collected by the Servicer under any such policies shall be deposited as Liquidation Proceeds or Insurance Proceeds into the Collection Account to the extent provided in Section 14.02. In cases in which any Mortgaged Property securing a Secured Loan is located in a federally designated special flood hazard area, the hazard insurance to be maintained for the related Loan, or on property acquired in Foreclosure Proceedings, shall include flood insurance. All such flood insurance shall be in an amount equal to the lesser of (i) maximum amount available under standard flood insurance in such designated flood area and (ii) the principal balance of the applicable Loan and the principal balance of any mortgage loan senior to such Loan from time to time. The Servicer shall be under no obligation to require that any Obligor maintain earthquake or other additional insurance and the Servicer shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

         If the Servicer shall obtain and maintain a blanket policy issued by an insurer acceptable to the Rating Agencies insuring against hazard losses on all of the Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 13.03. Any such blanket policy may contain a deductible clause. In the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 13.03, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit into the Collection Account the amount not otherwise payable under the blanket policy because of such deductible clause.

         The Servicer shall apply all Insurance Proceeds received with respect to a Loan in reduction of the unpaid principal balance of such Loan.

         SECTION 13.04.  Assumption and Modification Agreements.  In any case in
                         --------------------------------------
which a Mortgaged Property securing a Secured Loan has been or is about to be conveyed by the Obligor, the Servicer shall have the option to exercise its right to accelerate the maturity of the Loan secured thereby unless it is prohibited from doing so by applicable law. If the Servicer is prevented from enforcing such right by applicable law or elects not to exercise such right, the Servicer (so long as such action conforms with the Servicer's underwriting standards at the time for new originations) is authorized to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the related Loan and, to the extent permitted by applicable law, the Obligor remains liable thereon. No change in the terms of the related Loan may be made by the Servicer in connection with any such assumption or modification to the extent that such change would not be permitted to be made in respect of the original Loan pursuant to Section 13.01(c). The Servicer shall notify the Trustee and the Certificate Insurer that any assumption and modification agreement has been completed by delivering to the Trustee (i) an Officer's Certificate certifying that such agreement is in compliance with this Section 13.04 and (ii) a manually executed copy of such assumption and modification agreement. Any such assumption and modification agreement shall, for all purposes, be considered a part of the related Loan File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into any such agreement shall be retained by the Servicer as additional servicing compensation.

         SECTION 13.05.   Realization Upon Liquidated Loans.  The Servicer may,
                          ---------------------------------
but is not required to, foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Secured Loans as come into and continue in default when, in the opinion of the Servicer based upon the practices and procedures referred to in the following sentence, no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall follow such practices (including, in the case of any default on a related senior mortgage loan, the advancing of funds to correct such default or to pay in full such senior mortgage loan) and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general servicing activities in connection with Home Loans in its portfolio. Notwithstanding the foregoing, if the Servicer has actual knowledge or reasonably believes that any Mortgaged Property is contaminated by hazardous or toxic wastes or substances, then the Servicer shall not cause the Trust to acquire title to such Mortgaged Property in a foreclosure or similar proceeding if such acquisition in the reasonable opinion of the Servicer is not commercially reasonable. The foregoing is subject to the proviso that the Servicer shall not be required to advance its own funds in connection with any foreclosure or restoration of any Mortgaged Property unless it reasonably believes, consistent with its customary servicing practices, that such advance will be recoverable and will maximize the receipt of principal and interest on the related Loan (including Liquidation Proceeds with respect to such Loan) after taking into account the Servicer's recovery of such advance (any such advance, a "Servicer Advance"). The Servicer shall be entitled to retain out of payments made by the Obligor on a Loan on which a Servicer Advance was made an amount equal to such Servicer Advance.

         Liquidation Expenses incurred by the Servicer in connection with a Liquidated Loan shall be recoverable by the Servicer solely out of Liquidation Proceeds and Recoveries received in respect of the same Liquidated Loan. The Servicer's failure to claim reimbursement for

Liquidation Expenses out of Liquidation Proceeds or Recoveries received in respect of the related Liquidated Loan for any one or more Monthly Collection Periods shall not in any way be deemed a waiver of its right in the future to seek reimbursement for such Liquidation Expenses or additional Liquidation Expenses out of Recoveries received with respect to the related Liquidated Loan for subsequent Monthly Collection Periods.

         SECTION 13.06.  Servicing Fee.  The Servicing Fee for a Monthly Payment
                         -------------
Date shall equal the sum of the Base Servicing Fee and the Supplemental Servicing Fee, plus any reimbursement pursuant to Section 17.04. The Servicer, in its discretion at its election, may defer receipt of all or any portion of the Servicing Fee for any Monthly Collection Period to and until a later Monthly Collection Period for any reason, including in order to avoid a shortfall in any payments due on any Certificates. Any such deferred amount shall be payable to the Servicer on demand.

         SECTION 13.07.  Servicer's Certificate.  (a)  On each Determination
                         ----------------------
Date, the Servicer shall deliver to the Trustee, the Certificate Insurer and each Rating Agency a Servicer's Certificate containing, among other things, (i) all information necessary to enable the Trustee to make any withdrawal, deposit and set-off required by Section 14.04, 14.04A or 14.05, to give any notice required by Section 14A.01 and make the distributions required by Section 14.06,
(ii) all information necessary to enable the Trustee to send the statements to Certificateholders and the Certificate Insurer required by Section 14.09, (iii) a listing of all Loans to be purchased on the related Monthly Payment Date, identifying the Loans to be purchased, and (iv) all information necessary to enable the Trustee to reconcile all deposits to, and withdrawals from, the Collection Account, the Excess Funding Account and the Reserve Fund for the related Monthly Collection Period and Monthly Payment Date. Loans transferred to the Servicer or retransferred to the Transferor and each Loan which became a Liquidated Loan or which was paid in full during the related Monthly Collection Period shall be identified by account number (as set forth in the Loan Schedule). A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office. The Trustee shall not be under any obligation to confirm or reconcile the information provided pursuant to Section 13.07.

         (b) If the Servicer's Certificate contains a manifest error, the Certificate Insurer's written notice to the Servicer and the Trustee containing the corrected information shall be deemed to amend such Servicer's Certificate.

         SECTION 13.08.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Report. The Servicer, at its expense, shall cause a firm of independent public accountants (who shall be (i)(A) recognized or a "big six" accounting firm or (B) approved by the Certificate Insurer and (ii) a member of the American Institute of Certified Public Accountants and may also render other services to the Servicer or the Transferor) to furnish a statement to the Trustee and the Certificate Insurer on or before December 31 of each year, beginning with December 31, 1996, to the effect that such firm has examined certain documents and records relating to the servicing of the Loans by the Servicer under this Agreement during the preceding twelve (12) months ended September 30 (or, in the case of the first such Certificate, the applicable period ended September 30) and that such examination, which has been conducted substantially in accordance with (i) the audit guide for audits of non-supervised mortgagees approved by the Department of Housing and Urban Development for use by independent public accountants or (ii) the requirements of the Uniform Single Attestation Program for Mortgage Bankers (to the extent that the procedures in such audit guide or audit program are applicable to the servicing obligations hereunder), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

         SECTION 13.09.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Loans.  The Servicer and the Transferor shall provide to the
- -------------------
Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision (successor to the Federal Home Loan Bank Board), the Federal Deposit Insurance Corporation and the supervisory agents and examiners of the Office of Thrift Supervision, access to the documentation regarding the Loans to the extent required by applicable regulations of the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (acting as operator of the SAIF or the BIF). The Servicer and the Transferor shall provide to the Trustee, and the Servicer, the Transferor and the Trustee shall provide to the Certificate Insurer or its nominee, access to the documentation regarding the Loans. Such access in all cases shall be afforded without charge (except to the Transferor in accordance with the terms of the Insurance Agreement), but only upon reasonable request and during normal business hours at the offices of the Servicer, the Transferor or the Trustee, as the case may be. Nothing in this Section 13.09 shall derogate from the obligation of the Transferor or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Transferor or the Servicer to provide access as provided in this Section
13.09 as a result of such obligation shall not constitute a breach of this
Section 13.09.

         SECTION 13.10.  Maintenance of Certain Servicing Policies.  The
                         -----------------------------------------
Servicer shall during the term of its service as Servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of the Federal National Mortgage

Association for persons performing servicing for mortgage loans purchased by such Association.

         SECTION 13.11.  Reports to the Securities and Exchange Commission.  The
         -----------------------------------------------------------------
Servicer shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules, regulations or orders of the Securities and Exchange Commission thereunder.

           SECTION 13.12.  Information Required by the Internal Revenue Service
           --------------------------------------------------------------------
Generally and Reports of Foreclosures and Abandonments of Mortgaged Property.
- ----------------------------------------------------------------------------
Consistent with Section 13.16, the Servicer shall prepare and file, or cause to be prepared and filed, and shall file or cause to be filed, all federal and state information reports when and as required by all applicable state and federal income tax laws, including, without limitation, reports required by
Section 6050J of the Code.

         SECTION 13.13.  Servicer Expenses.  Except as expressly provided in
                         -----------------
this Agreement, the Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to Certificateholders and the Certificate Insurer.

         SECTION 13.14.  Annual Statement as to Compliance.  The Servicer shall
                         ---------------------------------
deliver to the Trustee and the Certificate Insurer, on or before December 31 of each year, beginning with December 31, 1996, an Officer's Certificate signed by a Servicing Officer stating that (i) a review of the activities of the Servicer during the preceding twelve (12) months ended September 30 (or, in the case of the first such Certificate, the applicable period ended September 30) and of its performance under this Agreement has been made under such Servicing Officer's supervision and (ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has fulfilled all its material obligations under this Agreement throughout such year or applicable period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

         SECTION 13.15.  Recordation of Assignments of Mortgage.  An Assignment
                         --------------------------------------
of Mortgage shall be submitted for recordation by the Servicer if (x) the Servicer determines in its reasonable judgment, or the Certificate Insurer has determined in its reasonable judgment and has so informed the Servicer, that such recordation is necessary to foreclose upon a Mortgaged Property related to a Liquidated Loan and that foreclosing upon such Mortgaged Property will maximize the receipt of Net Liquidation Proceeds or Recoveries with respect to such Liquidated Loan, or (y) the Transferor fails to be adequately capitalized, as determined pursuant to the regulations of the Office of Thrift Supervision and as of any Determination Date following any such failure, (i) if during the Revolving Period, there is no Overcollateralization Deposit/Distribution Amount (calculated without including any Negative Carry Deposit Amount in Interest Collections for the related Monthly Collection Period) for the related Monthly Collection Period and the Overcollateralization Amount for the related Monthly Payment Date is less than the Required Overcollateralization Amount for such Monthly Payment Date, or (ii) if at any time after the Revolving Period has ended, the Overcollateralization Amount for the related Monthly Payment Date is less than the Required Overcollateralization Amount for such Monthly Payment Date, in which case the Trustee shall record all or any portion of such Assignments of Mortgage as and when directed by the Certificate Insurer, the costs and expenses incurred by the Trustee in connection with any such recordation being referred to herein as the "Recordation Fees."

         SECTION 13.16. Tax Treatment  .  It is the intention of the Transferor
                        -------------
and the Certificateholders (and Certificate Owners) that the Certificates will be indebtedness of the Transferor for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. The Transferor, the Trustee and each Certificateholder (and Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein) and the Certificate Insurer agree to treat the Certificates (or beneficial interests therein), for purposes of federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income, as indebtedness of the Transferor secured by the Loans and to report the transactions contemplated by this Agreement on all applicable tax returns (if any) in a manner consistent with such treatment.
Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness for federal, state and local income and franchise tax purposes and for purposes of any other tax imposed on or measured by income. Furthermore, the Trustee shall treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.


                                  ARTICLE XIV

               Accounts; Collections; Allocations; Distributions;
                        Statements to Certificateholders

         SECTION 14.01.  Establishment of Accounts.  (a)  (i) The Servicer, for
                         -------------------------
the benefit of the Certificateholders and the Certificate Insurer, shall establish and maintain in the name of, and under the sole dominion and control of, the Trustee an Eligible Account (the

"Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Certificate Insurer. The Collection Account shall initially be held with the Trustee.

        (ii) The Servicer, for the benefit of the Certificateholders and the Certificate Insurer, shall establish and maintain within the Collection Account four administrative subaccounts (the "Interest Distribution Account," the "Principal Distribution Account," the "Expense Distribution Account" and the "Transferor Distribution Account," respectively).

       (iii) The Servicer, for the benefit of the Certificateholders and the Certificate Insurer, shall establish and maintain in the name of, and under the sole dominion and control of the Trustee an Eligible Account (the "Excess Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the Certificate Insurer. The Excess Funding Account shall initially be held with the Trustee.

       (iv) The Servicer, for the benefit of the Certificate-holders and the Certificate Insurer, shall establish and maintain within the Excess Funding Account two administrative subaccounts (the "Excess Funding Interest Subaccount" and the "Excess Funding Principal Subaccount," respectively).

         (b) On or prior to the Closing Date, the Transferor shall deposit the Excess Funding Initial Deposit in the Excess Funding Account, which shall be allocated to the Excess Funding Interest Subaccount.

         (c) Funds on deposit in the Collection Account, the Reserve Fund and the Excess Funding Account shall be invested by the Trustee (or any custodian with respect to funds on deposit in any such account) in Permitted Investments selected in writing by the Servicer (pursuant to standing instructions or otherwise); provided, however, it is understood and agreed that the Trustee
            --------  -------
shall not be liable for any loss arising from such investment in Permitted Investments. Permitted Investments may be purchased by or through the Trustee or any of its affiliates. All such Permitted Investments shall be held by or on behalf of the Trustee for the benefit of the Certificateholders and the Certificate Insurer. Other than as permitted by the Rating Agencies and the Certificate Insurer, funds on deposit in the Collection Account, the Reserve Fund and the Excess Funding Account shall be invested in Permitted Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the next Monthly Payment Date; provided, however, that funds invested in Permitted Investments which are
- --------  -------
obligations of the Trustee may mature on such Monthly Payment Date. Funds deposited in the Collection Account, the Reserve Fund and the Excess Funding Account upon the maturity of any Permitted Investments on the day immediately preceding a Monthly Payment Date are not required to be invested overnight.

         (d) Notwithstanding anything to the contrary contained herein, each of the foregoing Accounts and the Reserve Fund shall be deemed to be property of the Transferor for federal income tax purposes.

         SECTION 14.02.  Collections.  The Servicer shall remit within two
                         -----------
Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Loans (other than Loans retransferred to the Transferor or transferred to the Servicer) and all Liquidation Proceeds, Recoveries and Insurance Proceeds, in each case as collected during each Monthly Collection Period less any payments owed thereon to the Servicer. No later than the Business Day preceding the related Subsequent Transfer Date the Transferor shall deposit all payments by or on behalf of the Obligors received on or after the related Subsequent Cut-Off Date with respect to the Subsequent Loans to be transferred on such Subsequent Transfer Date in the Collection Account. For purposes of this Article XIV the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Loans by Persons other than the Servicer or the Transferor.

         SECTION 14.03.  Application of Collections.  All collections for each
                         --------------------------
Monthly Collection Period shall be applied by the Servicer as follows:

         With respect to each Loan (other than a Loan retransferred to the Transferor or transferred to the Servicer), payments by or on behalf of the Obligor (other than Supplemental Servicing Fees with respect to such Loan, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method and the terms of such Loan.

         All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and allocated to the Servicer in accordance with Section 14.05.

         SECTION 14.04.  Additional Deposits. (a)  The Servicer and the
                         -------------------
Transferor shall deposit or cause to be deposited in the Collection Account the aggregate Retransfer Deposit Amount with respect to Loans retransferred to the Transferor or transferred to the Servicer and the aggregate Substitution Adjustment Amount with respect to the transfer by the Transferor or the Servicer of Eligible Substitute Loans, and the Transferor shall deposit therein all amounts to be paid under Section 20.01. The interest portion of the Retransfer Deposit Amount will be treated as Interest Collections by the Trustee as set forth in the Servicer's Certificate and allocated accordingly, and the principal portion of the Retransfer Deposit Amount and any Substitution Adjustment Amount will be allocated as Principal Collections and treated accordingly, in each case with respect to the Monthly Collection Period for which such amounts are deposited.

         (b) On the Business Day preceding each Determination Date, the Transferor shall deposit, or cause to be deposited, in the Collection Account the Negative Carry Deposit Amount.

         SECTION 14.04A.  Permitted Withdrawals from the Collection Account.
                          -------------------------------------------------
(a) The Trustee may, from time to time, make withdrawals from the Collection Account subject to the conditions and for the purposes set forth in this Agreement, including the following:

         (i) to make the allocations, deposits, distributions and payments as provided in Sections 14.05 and 14.06;

        (ii) to indemnify the Servicer to the extent required or permitted pursuant to Section 17.04(b) or 17.04(c)

        (iii) to pay the Transferor or the Servicer, as applicable, amounts received in respect of Defective Loans during the Monthly Collection Period occurring in the month in which such Defective Loans were purchased or replaced or which were otherwise reflected in the calculation of the related Retransfer Deposit Amount or any Substitution Adjustment Amount;

         (iv) to clear and terminate the Collection Account in accordance with
Section 20.01.

         (b) Any provision herein to the contrary notwithstanding, if the Servicer or the Transferor deposits into the Collection Account any amount not required to be deposited therein pursuant to Section 14.02, the Servicer may at any time instruct the Trustee to withdraw such amount from the Collection Account and to pay such amount to the Servicer. The Servicer shall deliver an Officer's Certificate to the Trustee which states that it is submitted pursuant to this Section 14.04A(b) and specifies any amounts deposited in error. If the facts set forth on the face of such Officer's Certificate indicate that amounts deposited were not required to be deposited into the Collection Account pursuant to Section 14.02, the Trustee shall withdraw such amount and pay over such amount to the Servicer. To the extent that any amounts withdrawn are payable to the Transferor, the Servicer shall receive such amounts as custodian for the Transferor.

         (c) Any provision herein to the contrary notwithstanding, the Servicer may debit against any amount required to be deposited into the Collection Account as set forth in the

Servicer's Certificate any amount previously deposited into the Collection Account in respect of payments by Obligors made by checks subsequently returned for insufficient funds or other reason for non-payment, where the Servicer had deposited such amounts to the Collection Account in anticipation of, and prior to receiving, good funds in respect of such check or other item of payment.

         SECTION 14.05.  Allocations and Deposits.  (a)  On each Deposit Date
                         ------------------------
following each Monthly Collection Period relating to the Revolving Period, the Trustee shall make the following allocations and deposits to the indicated accounts based on the information contained in the Servicer's Certificate:

         (i) from Interest Collections for the related Monthly Collection Period to the extent available in the following order of priority:

              (A)  [Intentionally omitted];

              (B) to the Expense Distribution Account, an amount equal to the Servicing Fee for the related Monthly Collection Period, all accrued and unpaid Servicing Fees for prior Monthly Collection Periods;

              (C) to the Expense Distribution Account, an amount equal to the Trustee's Fee for the related Monthly Collection Period and all accrued and unpaid Trustee's Fees for prior Monthly Collection Periods;

              (D) to the Interest Distribution Account, first, an amount equal to that portion of the Interest Distributable Amount allocable to accrued interest for such Monthly Payment Date and second, an amount equal to that portion of the Interest Distributable Amount allocable to any Certificateholder's Interest Carryover Shortfall to be paid on such Monthly Payment Date;

              (E) to the Expense Distribution Account, an amount equal to the monthly premium for the Policy;

              (F) to the Excess Funding Principal Subaccount, an amount equal to the aggregate Liquidation Loss Amounts with respect to each Loan which became a Liquidated Loan during the related Monthly Collection Period;

              (G) to the Expense Distribution Account, an amount equal to all prior unreimbursed draws made on the Policy together with interest accrued thereon pursuant to the Insurance Agreement;

              (H) to the Reserve Fund, an amount sufficient to satisfy the Specified Reserve Fund Requirement;

              (I) to the Excess Funding Interest Subaccount, an amount equal to all prior Excess Funding Interest Transfer Amounts not previously reimbursed from Interest Collections;

              (J) to the Excess Funding Interest Subaccount, an amount equal to the excess, if any, of the Required Overcollateralization Amount for the related Monthly Payment Date over the Overcollateralization Amount for such Monthly Payment Date (the aggregate of amounts, if any, allocated pursuant to this clause (J) being referred to herein as the "Overcollateralization Deposit/Distribution Amount");

              (K) to the Expense Distribution Account, any other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement; and

              (L) to the Transferor Distribution Account, any remaining amounts, and

         (ii) from Principal Collections for the related Monthly Collection Period to the extent available in the following order of priority:

              (A) to the Expense Distribution Account, an amount equal to any Recordation Fees, if any, to the extent not satisfied by the allocation set forth in Section 14.05(a)(i)(A);

              (B) to the Transferor Distribution Account, an amount equal to the Excess Overcollateralization Amount for the related Monthly Payment Date; and

              (C) to the Excess Funding Principal Subaccount, the Funding Principal Amount for the related Monthly Collection Period.

         (b) On each Deposit Date following each Monthly Collection Period relating to the Amortization Period, an Early Amortization Period, if any, and a Rapid Amortization Period, if any, the Trustee shall make the following allocations and deposits to the indicated accounts based on the information contained in the Servicer's Certificate:

         (i) From Interest Collections for the related Monthly Collection Period to the extent available in the following order of priority:

              (A) to the Expense Distribution Account, an amount equal to any Recordation Fee incurred pursuant to Section 13.15;

              (B) to the Expense Distribution Account, an amount equal to the Servicing Fee for the related Monthly Collection Period, all accrued and unpaid Servicing Fees for prior Monthly Collection Periods;

              (C) to the Expense Distribution Account, an amount equal to the Trustee's Fee for the related Monthly Collection Period and all accrued and unpaid Trustee's Fees for prior Monthly Collection Periods;

              (D) to the Interest Distribution Account, first, an amount equal to that portion of the Interest Distributable Amount allocable to accrued interest for such Monthly Payment Date and second, an amount equal to that portion of the Interest Distributable Amount allocable to any Certificateholders' Interest Carryover Shortfall to be paid on such Monthly Payment Date;

              (E) to the Expense Distribution Account, an amount equal to the monthly premium for the Policy;

              (F) to the Principal Distribution Account, an amount equal to the aggregate Liquidation Loss Amounts with respect to each Loan which became a Liquidated Loan during the related Monthly Collection Period;

              (G) to the Expense Distribution Account, an amount equal to all prior unreimbursed draws made on the Policy together with accrued interest thereon;

              (H) to the Reserve Fund, an amount sufficient to satisfy the Specified Reserve Fund Requirement;

              (I) to the Principal Distribution Account, an amount equal to all prior Excess Funding Interest Transfer Amounts not previously reimbursed from Interest Collections;

              (J) to the Principal Distribution Account, (1) with respect to each Monthly Collection Period relating to the Amortization Period and any Early Amortization Period, the Overcollateralization
         Deposit/Distribution

         Amount, and (2) with respect to each Monthly Collection Period relating to a Rapid Amortization Period, any Remaining Interest;

              (K) to the Expense Distribution Account, any other amounts owed to the Certificate Insurer pursuant to the Insurance Agreement; and

              (L) to the Transferor Distribution Account, any remaining amounts, and

         (ii) from Principal Collections for the related Monthly Collection Period to the extent, available in the following order of priority:


              (A) to the Expense Distribution Account, an amount equal to all prior unreimbursed draws made on the Policy together with accrued interest thereon, to the extent not satisfied by the allocation set forth in Section 14.05(b)(i)(G);

              (B) to the Expense Distribution Account, an amount equal to any Recordation Fees, if any, to the extent not satisfied by the allocation set forth in Section 14.05(b)(i)(A);

              (C) to the Transferor Distribution Account, an amount equal to the Excess Overcollateralization Amount for the related Monthly Payment Date.

              (D) so long as no Early Amortization Event or Rapid Amortization Event has occurred, to the Excess Funding Principal Subaccount, an amount equal to the Funding Principal Amount for the related Monthly Payment Date;

              (E) to the Principal Distribution Account, an amount equal to the Monthly Available Principal for the related Monthly Payment Date; and


         (c) On each Deposit Date relating to each Monthly Payment Date which is not the Dissolution Distribution Date or the Stated Maturity Date, the Trustee shall transfer from the Excess Funding Account and the Reserve Fund the following amounts to the following accounts in the following order of priority based on the information set forth in the Servicer's Certificate:

              (i) from the Excess Funding Account, an amount equal to the Excess Funding Interest Transfer Amount for such Deposit Date, first from the Excess Funding Interest Subaccount until the amount allocated thereto has been reduced to zero, and then from the Excess Funding Principal Subaccount to the Interest Distribution Account;

              (ii) from the Reserve Fund, an amount equal to the Reserve Fund Interest Transfer Amount for such Deposit Date to the Interest Distribution Account;

              (iii) from the Reserve Fund, an amount equal to the Reserve Fund Principal Transfer Amount for such Deposit Date, if with respect to a Monthly Collections Period relating to the Revolving Period, to the Excess Funding Principal Subaccount, and otherwise to the Principal Distribution Account; and

              (iv) any amount otherwise remaining in the Reserve Fund in excess of the Specified Reserve Fund Requirement on any Monthly Payment Date, to the Transferor Distribution Account.

         (d) On the Deposit Date relating to the Monthly Collection Period in which a Subsequent Loan Purchase Termination Date occurs, following the allocation set forth in subsection (c)(i) above, the Trustee shall allocate to, and deposit in, the Principal Distribution Account all amounts then on deposit in the Excess Funding Account.

         (e) On the Deposit Date relating to the Dissolution Distribution Date or the Stated Maturity Date, the Trustee shall transfer from the Excess Funding Account and the Reserve Fund the following amounts to the following accounts in the following order of priority based on the information set forth in the Servicer's Certificate:

              (i) from the Excess Funding Account, an amount equal to the Excess Funding Interest Transfer Amount for such Deposition Date, to the Interest Distribution Account, and then an amount equal to the lesser of (x) the difference between the outstanding Certificate Principal Balance on such Deposit Date and the amount then on deposit in the Principal Distribution Account (after giving effect to the allocations set forth in Section 14.05(b)) and (y) the amount then remaining on deposit in the Excess Funding Account, to the Principal Distribution Account;

              (ii) from the Reserve Fund, an amount equal to the Reserve Fund Interest Transfer Amount for such Deposit Date to the Interest Distribution Account; and

              (iii) from the Reserve Fund, an amount equal to the difference between (x) the outstanding Certificate Principal Balance on such Deposit Date and the amount then on deposit in the Principal Distribution Account (after giving effect to the transfer pursuant to subsection (i) above) and (y) the amount remaining on deposit in the Reserve Fund for such Deposit Date, to the Principal Distribution Account.

         SECTION 14.06.  Distributions.  (a)  On each Monthly Payment Date, the
                         -------------
Trustee shall cause to be made the following distributions from the following accounts (after giving effect to all deposits therein, including amounts transferred from the Reserve Fund and paid under the Policy) in the amounts set forth in the Servicer's Certificate for such Monthly Payment Date:

         (i) (A) from amounts deposited in the Expense Distribution Account pursuant to Sections 14.05(a)(i) and 14.05(b)(i), in the following order:

          First, to the Trustee, the Recordation Fees, if any, for the related
          -----
Monthly Collection Period,

          Second, to the Servicer, the aggregate Servicing Fee for the related
          ------
Monthly Collection Period, and any unpaid Servicing Fee for prior Monthly Collection Periods,

          Third, to the Trustee, the Trustee's Fee for the related Monthly
          -----
Collection Period and any unpaid Trustee's Fee for prior Monthly Collection Periods, and

          Fourth, to the Certificate Insurer, for (i) the monthly premium
          ------
payable in connection with the Policy and (ii) all other amounts then due and owing the Certificate Insurer,

and (B) from amounts deposited in the Expense Distribution Account pursuant to Sections 14.05(a)(ii) and 14.05(b)(ii) in the following order:

          First, to the Certificate Insurer, all amounts then due and owing to
          -----
the Certificate Insurer other than the monthly premium then payable in connection with the Policy; and

          Second, to the Trustee, the Recordation Fees, if any, for the related
          ------
Monthly Collection Period to the extent not satisfied in clause (i)(A) First
                                                                       -----
above;

         (ii) from the Interest Distribution Account, to the Certificateholders of record as of the previous Record Date, the Interest Distributable Amount,

        (iii) from the Excess Funding Account after giving effect to the allocations set forth in Section 14.05(c), on each Monthly Payment Date occurring prior to the Subsequent Loan Purchase Termination Date, first from the Excess Funding Principal Subaccount until the amount allocated thereto has been reduced to zero, and then from the Excess Funding Interest Subaccount, to the Transferor an amount equal to the outstanding principal balance as of the related Subsequent Cut-off Date of the Subsequent Loans, if any, to be transferred on such Monthly Payment Date, and

         (iv) from the Transferor Distribution Account, all amounts on deposit therein to the Transferor.

         (b) In addition to making each of the distributions set forth in subsection (a) above, on each Distribution Date relating to the Amortization Period, and on each Monthly Payment Date relating to an Early Amortization Period or a Rapid Amortization Period, the Trustee shall distribute pro rata to Certificateholders of record as of the previous Record Date the Principal Distributable Amount from funds then on deposit in the Principal Distribution Account.

         Distributions to Certificateholders, except in the case of distributions under Section 20.1, shall be made by check mailed by the Trustee to each Certificateholder's respective address of record on the Certificate Register (or, where a Clearing Agency is the Certificateholder, by delivery of immediately available funds) and distributions to the Servicer, the Certificate Insurer or the Transferor shall be made by wire transfer of immediately available funds.

         SECTION 14.07.  Reserve Fund.  (a)  In order to assure that sufficient
                         ------------
amounts to make required distributions to Certificateholders will be available, the Servicer shall establish and maintain an Eligible Account (the "Reserve Fund") with the Trustee, under the sole dominion and control of the Trustee, bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders and the Certificate Insurer. The Reserve Fund will include the money and other property deposited and held therein pursuant to Section 14.05 and this Section.

         (b) On or prior to the Closing Date, the Transferor shall deposit an amount equal to the Initial Reserve Fund Deposit into the Reserve Fund.

         (c) Funds on deposit in the Reserve Fund shall be invested in Permitted Investments as set forth in Section 14.01(b).

         (d) Following the payment in full of the Certificate Principal Balance and of all other amounts owing or to be distributed under the Agreement to Certificateholders and any Person other than the Certificate Insurer who is entitled to payment by the Trust, any amount remaining on deposit in the Reserve Fund shall be allocated to the Expense Distribution Account and distributed to the Certificate Insurer to the extent of amounts payable and unpaid to the Certificate Insurer hereunder or under the Insurance Agreement. Any amount remaining in the Reserve Fund after such allocation to the Expense Distribution Account and the termination of the Trust shall be allocated to the Transferor Distribution Account and distributed to the Transferor.

         SECTION 14.08.  Excess Funding Account.  On each Deposit Date following
                         ----------------------
each Monthly Collection Period prior to the Monthly Collection Period in which a Subsequent Loan Purchase Termination Date occurs, based on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Excess Funding Account the Excess Funding Interest Transfer Amount, first from the Excess Funding Interest Subaccount until the amount therein has been reduced to zero, and then from the Excess Funding Principal Subaccount, and deposit such Excess Funding Interest Transfer Amount in the Interest Distribution Account. From the amounts remaining on deposit in the Excess Funding Account, on each Monthly Payment Date occurring prior to the Subsequent Loan Purchase Termination Date, based on the information contained in such Servicer's Certificate, the Trustee shall withdraw from the Excess Funding Account, first from the Excess Funding Principal Subaccount until the amount allocated thereto has been reduced to zero, and then from the Excess Funding Interest Subaccount, an amount equal to the unpaid principal balance as of the related Subsequent Cut-Off Date of the Subsequent Loans transferred to the Trust on such Subsequent Transfer Date, and distribute such amount to or upon the order of the Transferor upon satisfaction of the conditions precedent to such transfer as set forth in Section 3.02(b).

         SECTION 14.09.  Statements to Certificateholders.  On each Monthly
                         --------------------------------
Payment Date, the Servicer shall provide to the Certificate Insurer, the Rating Agencies and the Trustee for the Trustee to forward to each Certificateholder of record as of the most recent Record Date, a statement substantially in the form of Exhibit F setting forth at least the following information as to the
Certificates:

         (i)  the amount being distributed to Certificateholders;

         (ii) the amount of interest included in such distribution and the portion thereof attributable to Interest Collections;

         (iii) the amount, if any, of any Certificateholders' Interest Carryover Shortfall included in such distribution (and the amount of interest thereon);

         (iv) the amount, if any, of the remaining Certificate-holders' Interest Carryover Shortfall after giving effect to such distribution;

         (v) the amount, if any, of principal included in such distribution and the portion thereof attributable to Principal Collections;

         (vi) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

         (vii) the amount, if any, of the aggregate unreimbursed Liquidation Loss Amounts after giving effect to such distribution;

         (viii)  the Servicing Fee for such Monthly Payment Date;
         (ix) the Invested Amount and the Certificate Principal Balance, each after giving effect to such distribution;

         (x)  the Required Overcollateralization Amount, and the
Overcollateralization Amount, if any, after giving effect to such distribution;

         (xi) the Pool Balance as of the end of the related Monthly Collection Period;

         (xii) the Overcollateralization Deposit/Distribution Amount for such Monthly Payment Date, if any;

         (xiii) the number and aggregate principal balance of the Loans which are delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the related Monthly Collection Period;

         (xiv) the aggregate Liquidation Loss Amount for all Loans that became Liquidated Loans in the related Monthly Collection Period;

         (xv) the aggregate principal balance of Subsequent Loans to be acquired by the Trust on such Monthly Payment Date;

         (xvi) the aggregate amount on deposit in the Excess Funding Account, the Excess Funding Interest Subaccount and the Excess Funding Principal Subaccount, in each case on the Monthly
Payment Date after giving effect to deposits to and withdrawals therefrom on such Monthly Payment Date; and

         (xvii)  the amount of any draws on the Policy.

Each amount set forth pursuant to subclauses (i), (ii), (iii), (iv) and (v) above shall be expressed as a dollar amount per $1,000 of original principal balance of Certificate.

         SECTION 14.10.  Tax Returns.  Consistent with Section 13.16, the
                         -----------
Trustee shall deliver to each Holder of a Certificate a statement setting forth the aggregate amount distributed pursuant to Section 14.09(i) and (ii) for the preceding calendar year to enable each Holder to prepare its federal and state income tax returns.


                                 ARTICLE XIV A

                                   The Policy

         SECTION 14A.01.  The Policy.  The Servicer and the Transferor agree,
                          ----------
simultaneously with the execution and delivery of this Agreement, to cause the Certificate Insurer to issue the Policy to the Trustee for the benefit of the Trust in accordance with the terms thereof.

         SECTION 14A.02.  Claims Under Policy.  (a)(i) If on any Determination
                          -------------------
Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined (A) that for such Monthly Collection Period the amount to be on deposit in the Interest Distribution Account, including any Excess Funding Interest Transfer Amount and any Reserve Fund Interest Transfer Amount to be transferred on the related Deposit Date, is insufficient to provide for the Interest Distributable Amount on such Monthly Payment Date and/or (B) that a Collateralization Deficiency will exist on such Monthly Payment Date (or Distribution Date, in the case of a Monthly Payment Date relating to the Amortization Period) after giving effect to the transfer of any Reserve Fund Principal Transfer Amount on the related Deposit Date (or Distribution Date, as the case may be) then on the next Business Day the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Policy (the "Notice for

Payment"). The Notice for Payment shall specify the amount of the Interest Deficiency Draw Amount and/or the Principal Deficiency Draw Amount and shall constitute a claim pursuant to the Policy. Upon receipt of any payments on behalf of the Certificateholders under the Policy, the Trustee shall deposit any Interest Deficiency Draw Amount in the Interest Distribution Account and deposit any Principal Deficiency Draw Amount, if with respect to a Monthly Collection Period relating to the Revolving Period, in the Excess Funding Principal Subaccount, and if with respect to a Monthly Collection Period relating to any time thereafter in the Principal Distribution Account. Such amounts shall be distributed pursuant to Section 14.06.

         (ii) If on the Determination Date preceding the Dissolution Distribution Date or the Stated Maturity Date the Servicer has reported to the Trustee in the Servicer's Certificate that the Servicer has determined that an Interest Deficiency will exist or the Certificate Principal Balance will not be reduced to zero on such Dissolution Distribution Date or Stated Maturity Date after giving effect to the transfer of any amounts to be made pursuant to
Section 14.05(e) on the Deposit Date preceding such Dissolution Distribution Date or Stated Maturity Date, then no later than 11:00 a.m. Minneapolis time on the next Business Day the Trustee shall furnish the Certificate Insurer, and the Servicer with a Notice for Payment specifying the amount of the Interest Deficiency Draw Amount and/or the Principal Deficiency Draw Amount which shall constitute a claim pursuant to the Policy. Upon receipt of any payments on behalf of the Certificateholders under the Policy, the Trustee shall deposit any Interest Deficiency Draw Amount in the Interest Distribution Account and deposit any Principal Deficiency Draw Amount in the Principal Distribution Account, and distribute such amounts to Certificateholders on the related Monthly Payment Date.

         (b) The Trustee shall receive, as attorney-in-fact of each Certificateholder, any payment from the Certificate Insurer and disburse the same to each Certificateholder, for the purposes and in the respective amounts required in accordance with the provisions of Section 14.06.

         (c) The Trustee shall keep complete and accurate records of the amount of payments received from the Certificate Insurer and the Certificate Insurer shall have the right to inspect such records at reasonable times upon one Business Day's prior notice to the Trustee.

         (d) If the payment of an Interest Deficiency Draw Amount or a Principal Deficiency Draw Amount pursuant to the Policy is voided (a "Preference Event") under any applicable bankruptcy, insolvency, receivership or similar law in an Insolvency Proceeding and, as a result of such a Preference Event, the Trustee is required to return such voided payment, or any portion of such voided payment, in its possession made in respect of the Certificates (an "Avoided Payment"), the Trustee shall furnish to the Certificate Insurer (x) a certified copy of a final order of a court exercising jurisdiction in such Insolvency Proceeding to the effect that the Trustee is required to return any such payment or portion thereof during the term of the Policy because such payment was voided under applicable law, with respect to which order the appeal period has expired without an appeal having been filed (the "Final Order"), (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee relating to or arising under such Avoided Payment and (z) a Notice for Payment appropriately completed and executed by the Trustee. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee directly unless the Trustee has previously paid such amounts pursuant to a court order or otherwise. The Trustee is not permitted to make a claim on the Trust or on any Certificateholder for payments made to Certificateholders under the Policy which are characterized as preference payments by any bankruptcy court having jurisdiction over any bankrupt Obligor unless ordered to do so by such bankruptcy court.

         SECTION 14A.03.  Surrender of Policy.  The Trustee shall surrender the
                          -------------------
Policy to the Certificate Insurer for cancellation upon its expiration in accordance with the terms thereof.

         SECTION 14A.04.  Replacement Policy.  In the event the rating of the
                          ------------------
Certificate Insurer is downgraded by any Rating Agency such that the rating of the Certificates is reduced, suspended or withdrawn, the Servicer shall be permitted, in accordance with the terms of the Insurance Agreement, but shall not be obligated, to substitute a new certificate insurance policy for the Policy or may arrange for any other form of credit enhancement; provided,
                                                                --------
however, that, in each case, the rating of the Certificates following any such
- -------
substitution shall be the highest rating available for each of the Rating Agencies and provided further that the Certificate Insurer is reimbursed for all amounts due under this Agreement and the Insurance Agreement. It shall be a condition to substitution of any such new certificate insurance policy or other form of credit enhancement that there be delivered to the Trustee (i) an Officer's Certificate by the Servicer stating that the conditions to such substitution set forth in this Section 14A.04 (other than in clause (ii)) have been satisfied and (ii) a legal opinion, acceptable in form to the Trustee, from counsel to the provider of such certificate insurance policy or other form of credit enhancement with respect to the enforceability thereof and such other matters as the Trustee may require. Upon receipt of written notice of any such substitution from the Servicer and the taking of physical possession of the replacement certificate insurance policy or other form of credit enhancement, the Trustee shall, within five (5) Business Days following receipt of such notice and such taking of physical possession, deliver the Policy marked "Cancelled" to the Certificate Insurer, and the Certificate Insurer will have no further liability under the Policy.


                                   ARTICLE XV

                                THE CERTIFICATES

         SECTION 15.01.  The Certificates.  Unless otherwise specified in the
                         ----------------
Agreement, the Certificates shall be issued in fully registered form in minimum denominations of $1,000 and integral multiples thereof, except that one Certificate may be issued in a different denomination. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust shall be validly issued and entitled to the benefit of the Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

         A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 15.03.

         SECTION 15.02.  Authentication of Certificates.  The Trustee shall
                         ------------------------------
cause the Certificates to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Transferor, signed by its chairman of the board, its president, any vice president, secretary, or assistant treasurer, without further corporate action by the Transferor, in authorized denominations, pursuant to the Agreement. No Certificate shall entitle its Holder to any benefit under the Agreement or shall be valid for any purpose unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Trustee by manual signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 15.03.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 15.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Unless otherwise specified in the Agreement, the Trustee shall be the initial Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender at the Corporate Trust Office of the Certificates to be exchanged.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer and exchange shall be canceled and subsequently disposed of by the Trustee in accordance with its customary procedures.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         SECTION 15.04.  [Reserved]

         SECTION 15.05.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                         -------------------------------------------------
(a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar, the Trustee and

(unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, and the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Trustee and the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         SECTION 15.06.  Persons Deemed Owners.  Prior to due presentation of a
                         ---------------------
Certificate for registration of transfer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 14.06 and for all other purposes whatsoever, and neither the Trustee, the Certificate Insurer, the Certificate Registrar nor any agent of the Trustee, Certificate Insurer or Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 15.07.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses.  The Trustee shall furnish or cause to be furnished to the Servicer,
- ---------
and (unless an Insurer Default shall have occurred and be continuing) the Certificate Insurer, within 15 days after receipt by the Trustee of a request therefor from such party in writing, a list, in such form as such party may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders, or one or more Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under the Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt for such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold neither the Servicer nor the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 15.08.  Maintenance of Office or Agency.  The Trustee shall
                         -------------------------------
maintain in the City of New York, New York an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and the Agreement may be served. The Trustee initially designates its office at Norwest Trust Company, Three New York Plaza, 15th floor, New York, New York 10004 as its office for such purposes. The Trustee shall give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 15.09.  Book-Entry Certificates.  The Certificates may be
                         -----------------------
issued in the form of one or more typewritten Certificates representing Book-Entry Certificates, to be delivered by, or on behalf of, the Transferor to the initial Clearing Agency, which, unless otherwise specified in the Agreement, shall be The Depository Trust Company. In such case, the Certificates delivered to the Depository Trust Company shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates, except as provided in Section
15.11. Unless and until definitive, fully registered Certificates (the "Replacement Certificates") have been issued to such Certificate Owners pursuant to Section 15.11:

         (i)  the provisions of this Section shall be in full force and effect;

         (ii) the Transferor, the Servicer, the Certificate Insurer, the Certificate Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on such Certificates) as the sole Holder of such Certificates and shall have no obligation to the related Certificate Owners;

         (iii) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

         (iv) the rights of such Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing

Agency Participants. Pursuant to the Depository Agreement, unless and until Replacement Certificates are issued pursuant to Section 15.11, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on such Certificates to such Clearing Agency Participants; and

         (v) whenever the Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Certificates evidencing a specified percentage of the Certificate Principal Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in such Certificates and has delivered such instructions to the Trustee.

         SECTION 15.10.  Notices to Clearing Agency.  Whenever notice or other
                         --------------------------
communication to the Certificateholders is required under this Agreement, unless and until Replacement Certificates shall have been issued to Certificate Owners pursuant to Section 15.11, the Trustee and the Servicer shall give all such notices and communications specified herein to be given to Certificate Owners to the Clearing Agency.

         SECTION 15.11.  Replacement Certificates.  If (i) the Transferor
                         ------------------------
advises the Trustee in writing that The Depository Trust Company is no longer willing or able to discharge properly its responsibilities under the Depository Agreement and the Transferor is unable to locate a qualified successor, (ii) the Transferor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default Certificate Owners having certificates evidencing no less than 51% of the Certificate Principal Balance together advise the Trustee and the Clearing Agency in writing that the continuation of a book-entry system through to the exclusion of any physical being issued to Certificate Owners is no longer in the best interests of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Trustee of the occurrence of such event and of the availability of Replacement Certificates
to Certificate Owners requesting the same.   Upon surrender to the Trustee of
the typewritten Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions, the Trustee shall execute and authenticate the Replacement Certificates in accordance with the instructions of the Clearing Agency. None of the Transferor, the Certificate Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Replacement Certificates, the Trustee shall recognize the Holders of the Replacement Certificates as Certificateholders hereunder. The Replacement Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Trustee, as evidenced by its execution thereof.

         SECTION 15.12.  Temporary Certificates.  In the event that the
                         ----------------------
Agreement provides that the Certificates are not to be issued in book-entry form pursuant to Section 15.09, pending the preparation of definitive Certificates, the Trustee, on behalf of the Trust, may execute, authenticate and deliver, temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued. If temporary Certificates are issued, the Transferor will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency to be maintained as provided in Section 15.08, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like principal amount of definitive Certificates in authorized denominations. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under the Agreement as definitive Certificates.


                                  ARTICLE XVI

                           Rapid Amortization Events

         SECTION 16.01  Rapid Amortization Events.  If any one of the following
                        -------------------------
events shall occur during the Revolving Period, the Amortization Period or an Early Amortization Period:

         (a) the failure on the part of the Transferor (i) to make any payment or deposit required by the terms of this Agreement and such failure results in a draw on the Policy, or (ii) to make a payment under the Insurance Agreement within five Business Days after the date such payment is required to be made, or
(iii) to observe or perform in any material respect the obligations of the Transferor set forth in Section 3.01(d) and 3.02(c), or (iv) to observe or perform in any material respect any other covenant or agreement of the Transferor set forth in this Agreement or the Insurance Agreement, which failure, in each case, materially and adversely affects or shall materially and adversely affect the interests of the Certificateholders or the Certificate Insurer and which, in the case of clause (iv), continues unremedied and continues to affect materially and adversely the interests of the Certificateholders or the Certificate Insurer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Certificate Insurer or the Holders of Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance;

         (b) any representation or warranty made by the Transferor in this Agreement or the Insurance Agreement shall prove to have been incorrect in any material respect when made and as a result of which the interests of the Certificateholders or the Certificate Insurer are materially and adversely affected and which continues to be incorrect in any material respect and continues to affect materially and adversely the interests of the Certificateholders or the Certificate Insurer for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by either the Certificate Insurer or the Holders of Certificates evidencing not less than 51% of the Certificate Principal Balance; provided,
                                                                   --------
however, that a Rapid Amortization Event pursuant to this subparagraph (b) shall
- -------
not be deemed to have occurred hereunder if the Transferor has accepted retransfer of any related Loans in accordance with the provisions hereof;

         (c) the Transferor or a Material Subsidiary shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official in any insolvency, receivership, conservatorship, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Transferor or such Material Subsidiary or relating to all or substantially all of the property of the Transferor or such Material Subsidiary, or a court or agency or supervisory authority having jurisdiction in the premises shall issue, or enter against the Transferor or a Material Subsidiary a decree or order for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official in any insolvency, receivership, conservatorship, readjustment of debt, marshaling of assets and liabilities or similar proceedings or for the winding-up or liquidation of the affairs of the Transferor or such Material Subsidiary; or the Transferor or a Material Subsidiary shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, reorganization, liquidation, receivership, or conservatorship statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or a proceeding shall have been instituted by a court having jurisdiction in the premises seeking a decree or order for relief in respect of the Transferor or a Material Subsidiary in an involuntary insolvency, receivership, conservatorship, readjustment of debt, marshaling of assets and liabilities or similar proceedings or for the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, conservator or other similar official, of the Transferor or a Material Subsidiary for any substantial part of its property, or for the liquidation and winding up of its affairs and, if instituted against the Transferor or a Material Subsidiary, any such proceeding shall continue undismissed or unstayed and in effect for a period of 60 consecutive days, or any of the actions sought in such proceeding shall occur (any such event, an "Insolvency Event");

         (d) the Trust shall become subject to registration as an "investment company" under the Investment Company Act of 1940, as amended;

         (e) the Agreement or the Insurance Agreement shall cease to be in full force and effect in any material respect;

         (f) the aggregate principal amount of all non-reimbursed draws under the Policy shall exceed 1.5% of the Initial Certificate Principal Balance;

         (g) the Trust shall fail to have at least a first priority perfected security interest in the Loans (except with respect to any provisions of the Loans which purport to encumber assets as collateral for such Loans and any rights to enforcement with respect to such assets); or

         (h) a Trigger Event specified in clauses (i)-(iv) of the definition thereof shall occur and a successor Servicer satisfactory to the Certificate Insurer shall not have been appointed within 120 days of such Trigger Event, then, in the case of any event described in subparagraph (a), (b), (c)(with respect to a Material Subsidiary), (e), (f), (g) or (h) after the applicable grace period, if any, set forth in such subparagraphs, any of the Certificate Insurer or, with the Certificate Insurer's consent (so long as no Insurer Default shall have occurred and be continuing), the Trustee or the Holders of Certificates evidencing in the aggregate more than 51% of the Certificate Principal Balance, by notice given in writing to the Servicer (and to the Trustee, if given by either the Certificate Insurer or the Certificateholders) may declare that a rapid amortization event (a "Rapid Amortization Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c) (other than with respect to a Material Subsidiary), or (d), a Rapid Amortization Event shall occur without any notice or other action on the part of the Trustee, the Certificate Insurer or the Certificateholders, immediately upon the occurrence of such event.


         SECTION 16.02.  Additional Rights Upon the Occurrence of Certain
                         ------------------------------------------------
Events.   (a)  If an Insolvency Event occurs with respect to the Transferor, the arrangement among the Certificateholders and the Transferor shall dissolve and the Trust shall be liquidated in accordance with the following procedures. The Transferor shall on the day of such Insolvency Event or violation (the "Appointment Day") immediately cease to transfer Subsequent Loans to the Trust and shall promptly give notice to the Trustee thereof. Notwithstanding any cessation of the transfer to the Trust of Subsequent Loans, Subsequent Loans transferred to the Trust prior to the occurrence of such Insolvency Event, and interest accrued in respect of such Subsequent Loans shall continue to be allocated and paid in accordance with Article XIV. Within 15 days of the Appointment Day, the Trustee shall publish a notice in an Authorized Newspaper that an Insolvency Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Loans as described below. The Trustee shall obtain a position listing from the Clearing Agency as of the record date established by the Trustee and make a reasonable attempt to solicit Certificateholders with respect to such proposed sale. Unless within 75 days from the day the notice above is given, the Trustee shall have received written instructions from Certificateholders evidencing in the aggregate not less than 51% of the Certificates and the Person, if any, designated by the Transferor prior to such Insolvency Event to the effect that such Certificateholders and such Person, if any, disapprove of the liquidation of the Loans, the Trustee shall sell, dispose of or otherwise liquidate the Loans in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. By accepting its interest in a Certificate hereunder, each Certificateholder hereby delegates to the Certificate Insurer its right to give such instructions to the Trustee, unless an Insurer Default has occurred and is continuing. Any attempted designation of a Person for such purposes by the Transferor prior to an Insolvency Event which does not, by its terms, include an irrevocable written delegation to the Certificate Insurer of the designee's right to give such instructions to the Trustee shall be null and void and of no force or effect (unless an Insurer Default shall have occurred and be continuing prior to any such attempted designation). Unless an Insurer Default has occurred, the Certificate Insurer may make such instruction on behalf of the Certificateholders and such Person, if any, designated by the Transferor prior to such Insolvency Event. The Trustee may obtain a prior determination from any such conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable.

         (b) The proceeds from the sale, disposition or liquidation of the Loans pursuant to subsection (a) above (net of the Trustee's fees and expenses, including the fees and expenses of its counsel) shall be treated as Interest Collections on the Loans and shall be allocated and deposited in accordance with the provisions of Article XIV, such proceeds to be distributed to Certificateholders on the Monthly Payment Date relating to the Monthly Collection Period in which the date such proceeds are received occurs (the "Dissolution Distribution Date"). On the day following the Monthly Payment Date on which such proceeds are distributed to the Certificateholders, the Trust shall terminate.

         (c) The Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this Article XVI with respect to competitive bids. The Trustee may recover its reasonable actual third party expenses from the Trust (in an amount not to exceed $10,000) if Certificateholders evidencing in the aggregate at least 51% of the Certificates and the person designated by the Transferor prior to an Insolvency Event, or the Certificate Insurer, on their behalf, vote not to sell the Loans.


                                  ARTICLE XVII

                          The Transferor and Servicer

         SECTION 17.01.  Representations of the Transferor and Servicer.  Chevy
                         ----------------------------------------------
Chase, in its capacity as Transferor and Servicer, makes the following representations on which the Certificate Insurer shall be deemed to have relied in executing and delivering the Policy and on which the Trustee shall be deemed to have relied in accepting the Loans in trust and executing and authenticating the Certificates. The representations speak as of the execution and delivery of the Agreement and as of the Closing Date, in the case of the Loans, and shall survive the sale of the Loans to the Trust.

         (i) Chevy Chase is validly existing as a federally chartered savings bank in good standing under the laws of the United States and has the corporate power and authority to own its assets and to transact the business in which it is currently engaged.

         (ii) Chevy Chase has the corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of Chevy Chase enforceable in accordance with its terms, except as enforcement of such terms may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' or obligees' rights generally or the rights of creditors or obligees of federally chartered savings banks, the deposits of which are insured by the SAIF, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (iii) Chevy Chase is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for any such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

         (iv) The execution, delivery and performance of this Agreement by Chevy Chase will not violate any provision of any existing law or regulation or any order or decree of any court applicable to Chevy Chase or any provision of the charter or bylaws of Chevy Chase, or constitute a material breach of any mortgage, indenture, contract or other agreement to which Chevy Chase is a party or by which Chevy Chase may be bound.

         (v) No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of Chevy Chase threatened, against Chevy Chase or any of its properties or with respect to this Agreement or the Certificates which could have a material adverse effect on the transactions contemplated by this Agreement.

         (vi) Chevy Chase has fully complied, and will continue to maintain full compliance, with the provisions of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S)1823(e)).

Upon discovery by the Transferor, the Servicer, the Certificate Insurer or the Trustee of a breach of any of the representations and warranties in this Section
17.01 which materially and
adversely affects the interests of the Certificateholders, such party shall give prompt written notice of such breach to the other parties. Within sixty (60) days after its discovery or receipt of notice of any such breach, or, with the prior written consent of an Officer of the Trustee and the Certificate Insurer, within such longer period specified in such consent, the Servicer shall cure such breach in all material respects.

         SECTION 17.02.   Liability of the Servicer.    The Servicer shall be
                          -------------------------
liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Servicer herein.

         SECTION 17.03.  Merger or Consolidation of, or Assumption of the
                         ------------------------------------------------
Obligations of, the Servicer or Transferor.  Any corporation into which the
- ------------------------------------------
Servicer or Transferor may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer or Transferor shall be a party, or any corporation succeeding to the business of the Servicer or Transferor by any sale or transfer by the Servicer or Transferor of all or substantially all of its property and assets to such corporation, shall be the successor of the Servicer or Transferor hereunder, and shall execute and deliver to the Trustee and the Certificate Insurer an agreement in form reasonably satisfactory to the Trustee and the Certificate Insurer which contains an assumption by such successor entity of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Servicer or Transferor under this Agreement.

         SECTION 17.04.  Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------
(a) No recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Servicer, either directly or through the Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise other than for the willful misconduct or bad faith of any such person; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Servicer or of any successor corporation, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations or covenants contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by
                                  -----------
any Person respecting any matters arising hereunder.

         (b) The Servicer shall not be under any liability to the Trust or the Certificateholders for taking any action or for refraining from taking any action pursuant to this Agreement, or for errors in judgment; provided, however,
                                                              --------  -------
that this provision shall not protect the Servicer against any liability which would otherwise be imposed upon the Servicer by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties as Servicer hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Loans in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability; provided, however, that the
                                                    --------  -------
Servicer, in its sole discretion, may undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the reasonable legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust, and the Servicer shall be entitled to be reimbursed therefor pursuant to Section 14.04A. The Servicer's right to reimbursement pursuant to this Section 17.04(b) shall survive any resignation or termination of the Servicer pursuant to Section 17.06 or 18.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination.

         (c) The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust and held harmless to the extent provided herein against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Loan or Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by the Servicer by reason of willful misfeasance, bad faith or gross negligence by the Servicer in the performance of its duties hereunder or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be entitled to such indemnity pursuant to Section 14.04A. The Servicer's right to indemnity pursuant to this Section 17.04(c) shall survive any resignation or termination of the Servicer pursuant to Section 17.06 or 18.01 with respect to any losses, expenses, costs or liabilities arising prior to such resignation or termination, or arising from events that occurred prior to such resignation or termination. Any claims under this Section 17.04(c) by or on behalf of the Certificateholders or the Trust shall be made only against the Servicer who shall be liable to the extent provided herein with respect to its own acts and omissions as well as the acts and omissions of its directors, officers, employees and agents.

         SECTION 17.05.  Delegation of Duties.  In the ordinary course of
                         --------------------
business the Servicer at any time may, with the consent of the Certificate Insurer, delegate any of its duties hereunder to any Person, including any of its affiliates, who agrees to conduct such duties in accordance with standards comparable to those with which the Servicer complies pursuant to Section 13.01. Such delegation shall not relieve the Servicer of its liabilities and responsibilities with respect to such duties and shall not constitute a resignation within the meaning of Section 17.06. The Servicer shall provide each Rating Agency, the Trustee and the Certificate Insurer with written notice prior to the delegation of any of its duties to any Person other than any of the Servicer's affiliates or their respective successors and assigns.

         SECTION 17.06.  Servicer Not to Resign.    Subject to the provisions of
                         ----------------------
Section 17.03 and the last sentence of this paragraph, the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its obligations or duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it or its subsidiaries or other affiliates, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer or such subsidiaries or other affiliates at the date of this Agreement.

         Any resignation under this Section 17.06 shall not relieve the Servicer of responsibility for any of the obligations specified in Sections 18.01 and
18.02 as obligations that survive the resignation or termination of the Servicer; provided, however, that no resignation by the Servicer shall become
          --------  -------
effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 18.02. The Servicer shall have no claim (whether by subrogation or otherwise) or other action against any Certificateholder for any amounts paid by the Servicer pursuant to any provision of this Agreement. Any determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Certificate Insurer.

         SECTION 17.07.  Limitation on Liability of Certain Persons.  Except as
                         ------------------------------------------
provided in Section 17.08 hereof, no recourse under or upon any obligation or covenant of this Agreement, or of any Certificate, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Transferor or of any successor corporation, either directly or through the Transferor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise other than for the willful misconduct or bad faith of any such person; it being expressly understood that this Agreement and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of the Transferor, or any of them, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the issuance of the Certificates, or under or by reason of the obligations, covenants or agreements contained in this Agreement or in any of the Certificates or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and the issuance of the Certificates. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting
         -----------
any matters arising hereunder.

         SECTION 17.08.  Liability of Transferor.  Notwithstanding Section 17.07
                         -----------------------
(and notwithstanding any other provisions of this Agreement) the Transferor by entering into this Agreement, by its acceptance thereof, agrees to be liable, directly to the Trustee or any other injured party, for the entire amount of any losses, claims, damages or liabilities (other than those that would be incurred by a Certificateholder as an investor in the Certificates if the Certificates were notes secured by the Loans including, but not limited to, as a result of the performance of the Loans, market fluctuations, a shortfall or failure to make payment under the Policy or other similar market or investment risks associated with ownership of the Certificates) arising out of or based on the arrangement created by this Agreement or the actions of the Servicer taken pursuant hereto including those due to environmental liabilities relating to the Loans (to the extent that, if the Trust assets at the time the claim is made were used to pay in full all outstanding Certificates, the Trust assets that would remain after the Certificateholders were paid in full would be insufficient to pay any such losses, claims, damages or liabilities) as though this Agreement created a partnership under the New York Revised Uniform Partnership Act in which the Transferor was a general partner. The rights created by this Section 17.08 shall run directly to and be enforceable by the injured party subject to the limitations hereof.

         SECTION 17.09.  Transferor May Own Certificates.  The Transferor and
                         -------------------------------
any Person controlling, controlled by or under common control with the Transferor may in its individual or any other capacity become the owner or pledgee of Certificates with these and rights as it would have if it were not the Transferor or such an affiliate thereof, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 11.01. Certificates so owned by or pledged to the Transferor or such controlling or commonly controlled Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates, except as otherwise provided in the definition of the term "Certificateholder" specified in Section 11.01.


                                 ARTICLE XVIII

                                    Default

         SECTION 18.01.  Events of Default.          If any one of the following
                         -----------------
events ("Events of Default") shall occur and be continuing:

         (i) any failure by the Servicer to deposit into the Collection Account any deposit required to be made under the terms of this Agreement which continues unremedied for a period of five (5) Business Days after the date upon which written notice of such failure shall have been given to the Servicer and the Certificate Insurer by the Trustee or to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by the Holders of

Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance; or

         (ii) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Insurance Agreement or in this Agreement, which breach (A) materially and adversely affect the interests of Certificateholders or the Certificate Insurer and (B) continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer and the Certificate Insurer by the Trustee, or to the Servicer and the Trustee by the Certificate Insurer, or to the Servicer, the Certificate Insurer and the Trustee by the Holders of Certificates evidencing in the aggregate not less than 51% of the Certificate Principal Balance; or

        (iii) the entry against the Servicer of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of one hundred twenty (120) days; or

         (iv) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or any action by the Servicer to admit in writing its inability to pay its debts generally as they become due, to file a petition to take advantage of any applicable insolvency or reorganization statute or to make an assignment for the benefit of its creditors;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Servicer, either the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) or the Trustee or Holders of Certificates evidencing not less than 51% of the Certificate Principal Balance with the consent of the Certificate Insurer (if no Insurer Default has occurred and is continuing) by notice then given in writing to the Servicer (and to the Trustee if given by the Certificate Insurer or the Certificateholders), may and at the direction of the Holders of Certificates evidencing in the aggregate no less than 51% of the aggregate Certificate Principal Balance, shall terminate all of the rights and obligations of the Servicer as servicer under this Agreement.

         If a Trigger Event other than as specified in clause (v) of the definition thereof shall have occurred, the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) may require the Trustee to deliver a notice of termination to the Servicer and to appoint a successor Servicer pursuant to Section 18.02, all reasonable costs and expenses incurred in connection with such transfer shall be borne by the Servicer (such costs and expenses, the "Servicing Transfer Expense"). If a Trigger Event specified in clause (v) of the definition thereof shall occur, the Certificate Insurer (so long as no Insurer Default has occurred and is continuing) may (i) cause, or require the Servicer to cause payments made by Obligors on the Loans to be redirected directly to the Trustee (whether by giving notice of such redirection to the relevant Obligor by U.S. Mail or such other reasonable means as may be selected by the Certificate Insurer) and (ii) avail itself of any other remedies available hereunder, under the Insurance Agreement or applicable law. The Transferor hereby grants to each of the Servicer, the Trustee and the Certificate Insurer the right, power and authority to give notice to Obligors, under clause (i) above, in the name and on behalf of the Transferor as its attorney-in-fact, which grant of power of attorney, being coupled with an interest, is irrevocable.

         Any written notice of termination provided to the Servicer pursuant to this Section 18.01 shall be simultaneously provided to the Certificate Insurer and the Rating Agencies. On or after the receipt by the Servicer of such written notice, all authority and power of, and all benefits accruing to, the Servicer under this Agreement, whether with respect to the Certificates or the Loans or otherwise, shall pass to and be vested in the Trustee or such successor Servicer as may be appointed under Section 18.02 pursuant to and under this
Section 18.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Loans and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer and the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the successor Servicer for the administration by it of all cash amounts that shall at the time be owned by the predecessor Servicer for deposit, or that shall thereafter be received by the Servicer with respect to the Loans.

         The Certificate Insurer may notify the Trustee of the occurrence of a Trigger Event and request termination of the rights and obligations of the Servicer hereunder because of such occurrence; provided, however, that the Trustee shall incur no liability for voluntarily
- --------  -------
complying with such request.

         No Holder of Certificates will have any right under this Agreement to institute any proceeding in its name with respect to this Agreement unless such holder previously has given to the Trustee and the Certificate Insurer written notice of default and unless Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance with the consent of the Certificate Insurer have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to make any investigation of matters arising hereunder or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Holders of Certificates or the Certificate Insurer covered by this Agreement, unless such Holders of Certificates or the Certificate Insurer have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

         SECTION 18.02.   Trustee to Act; Appointment of Successor.  (a)  Upon
                          ----------------------------------------
the Servicer's receipt of notice of termination pursuant to Section 18.01 or the Servicer's resignation in accordance with the terms of Section 17.06, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the predecessor Servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the
        --------  -------
predecessor Servicer with respect to the removal of Loans pursuant to Section
12.01 shall not terminate with regard to actions taken prior to the appointment of the successor Servicer. As compensation therefor, the Trustee shall be
entitled to the Servicing Fee as compensation.   Notwithstanding the above, if
the Trustee is unable or unwilling to act as successor Servicer, the Certificate Insurer shall appoint a successor Servicer. If an Insurer Default shall have occurred and is continuing, or the Certificate Insurer fails to make such appointment within 60 days after receiving notice from the Trustee that it is unable or unwilling to act as Servicer, the Trustee shall petition a court of competent jurisdiction to appoint any established housing and home finance institution having a net worth of not less than

$10,000,000 as the successor to the predecessor Servicer hereunder. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Loans as it and such successor shall agree; provided, however, in no event shall the
                                   --------  -------
Servicing Fee Rate for such successor be greater than 1.15%. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession (including, without limitation, the transfer or replacement of hazard insurance required pursuant to Section
13.03 hereof) and the costs and expenses of such transfer shall be borne by the successor Servicer. Any successor Servicer shall execute and deliver to the Certificate Insurer an undertaking to be bound by the terms of the Insurance Agreement in the form attached as Exhibit I.

         (b) Any successor Servicer, including the Trustee during the term of its service as Servicer, shall maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 13.10.

         SECTION 18.03.  Notification to Certificateholders.  Upon any
                         ----------------------------------
termination or appointment of a successor to the Servicer pursuant to this
Article XVIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to the Certificate Insurer and the Rating Agencies.

         SECTION 18.04.  Waiver of Past Defaults.  So long as no Insurer Default
                         -----------------------
shall have occurred and be continuing, the Certificate Insurer (or, if an Insurer Default shall have occurred and be continuing, the Holders of Certificates evidencing in the aggregate not less than a majority of the Certificate Principal Balance) may, on behalf of all Holders of Certificates, waive any default by the Servicer in the performance of its obligations hereunder and its consequences or any Trigger Event by the Servicer or the Transferor. Upon any such waiver of a past default, or Trigger Event such default shall cease to exist, and any Event of Default or Trigger Event arising therefrom shall be deemed to have been remedied for every purpose of the Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                  ARTICLE XIX

                                  The Trustee

         SECTION 19.01.  Duties of Trustee.  (a)  If an Event of Default has
                         -----------------
occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by the Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b)  Except during the continuance of an Event of Default:

         (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in the Agreement and no implied covenants or obligations shall be read into the Agreement against the Trustee; and

         (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Agreement; provided, however, that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of the Agreement.

         (c) The Trustee shall take and maintain custody of the Loan Schedule included as an exhibit to the Agreement and shall retain all Servicer's Certificates identifying Loans that are retransferred to the Transferor or transferred to the Servicer, Liquidated Loans, and Defective Loans which have been replaced by Eligible Substitute Loans.

         (d) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken in good faith in accordance with the Agreement or at the direction of the Certificate Insurer or at the direction of Holders of Certificates evidencing in the aggregate not less than 25% of the Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under the Agreement;

         (e) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

         (i) this paragraph does not limit the effect of clause (d) of this Section;

         (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

        (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to the Agreement.

         (f) No provision of the Agreement shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         SECTION 19.02.  Certain Matters Affecting Trustee.   Except as
                         ---------------------------------
otherwise provided in Section 19.01:

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any such document.

         (b) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters or relating to the Agreement or the Certificates shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it under the Agreement in good faith and in accordance with such advice or opinion of such counsel.

         (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under the Agreement at the request, order or direction of the Certificate Insurer or any of the Certificateholders pursuant to the provisions of the Agreement, unless the Certificate Insurer or such Certificateholders, as the case may be, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby.

         (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which it believes to be authorized or within its rights or powers conferred upon it by the Agreement; provided, that such conduct does not constitute willful misconduct, bad faith or negligence on the part of the Trustee.

         (e) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence of any such agent, attorney or custodian appointed with due care by it hereunder.

         SECTION 19.03.  Trustee Not Liable for Certificates or Loans.  The
                         --------------------------------------------
recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Transferor or the Servicer, as the case may be, and the Trustee assumes no responsibility for the correctness thereof. The Trustee shall make no representations as to the validity or sufficiency of the Agreement or of the Certificates (other than the certificate of authentication on the Certificates), or of any Loan or related document. The Trustee shall at no time have any responsibility or liability for or with respect to any offering materials used in connection with the sale of the Certificates, the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan in any Mortgaged Property or the maintenance of any such perfection and priority, or for or with respect to the efficacy of the Trust, the representations, warranties and covenants of the Trust or its ability to generate the payments to be distributed to Certificateholders under the Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Loan or any computer or other record thereof; the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Transferor or the Servicer with any covenant, warranty or representation made under the Agreement or in any related document and the accuracy of any such covenant, warranty or representation or any action of the Servicer taken in the name of the Trustee.

         SECTION 19.04.  Trustee May Own Certificates.  The Trustee in its
                         ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates and may deal with the Transferor and the Servicer in banking transactions with the same rights as it would have if it were not Trustee.

         SECTION 19.05.  Trustee's Fees and Expenses.  The Trustee shall be
                         ---------------------------
entitled to receive the Trustee's Fee allocated to it pursuant to Section 14.05 for all services rendered by it in the execution of the trust created by the Agreement and in the exercise and performance of any of the Trustee's powers and duties under the Agreement. The Trustee's Fee shall be the only fee payable to the Trustee for its services as Trustee, provided that the Trustee shall be entitled to their out-of-pocket expenses in accordance with the Agreement. The Trustee shall be entitled to be reimbursed by the Servicer for its reasonable expenses under the Agreement, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and duties under the Agreement.

         SECTION 19.06.  Eligibility Requirements for Trustee.  The Trustee
                         ------------------------------------
shall at all times be a corporation or association having an office in the same state as the location of the Corporate Trust Office; organized and doing business under the laws of any state or the United States of America; authorized under any laws to exercise corporate trust powers; having a combined capital and surplus of at least $10,000,000 and subject to supervision or examination by federal or state authorities; and (so long as an Insurer Default shall not have occurred and be continuing) satisfactory to the Certificate Insurer, and having (or having a parent that has) a rating of at least Baa3 by Moody's. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 19.07.

         SECTION 19.07.  Resignation or Removal of Trustee.  The Trustee may at
                         ---------------------------------
any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Certificate Insurer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor Trustee (consented to and approved in writing by the Certificate Insurer, such consent not to be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 19.06 and shall fail to resign after written request therefor by the Servicer or the

Certificate Insurer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee. If the Servicer or the Certificate Insurer shall remove the Trustee under the authority of the immediately preceding sentence, the Servicer shall (so long as an Insurer Default shall not have occurred and be continuing) with the written consent of the Certificate Insurer, or (unless an Insurer Default shall have occurred and be continuing) at the written request of the Certificate Insurer, or the Certificate Insurer shall, promptly appoint a successor Trustee (which successor Trustee, if appointed by the Certificate Insurer, shall be subject to the prior written consent of the Servicer, which consent shall not be unreasonably withheld) by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and the Servicer shall pay all fees and expenses owed to the outgoing Trustee. Any successor trustee shall (so long as an Insurer Default shall not have occurred and be continuing) be acceptable to the Certificate Insurer.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to Section 19.08 and payment of all fees and expenses owed to the outgoing Trustee. The Servicer shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

         SECTION 19.08.  Successor Trustee.  Any successor Trustee appointed
                         -----------------
pursuant to Section 19.07 shall execute, acknowledge and deliver to the Servicer and the Certificate Insurer and to its predecessor Trustee an instrument accepting such appointment under the Agreement as Trustee and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under the Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents and statements and monies held by it under the Agreement; and the Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

         No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 19.06.

         Upon acceptance of appointment by a successor Trustee pursuant to this Section, the Servicer shall mail notice thereof to all Certificateholders, the Certificate Insurer and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

         SECTION 19.09.  Merger or Consolidation of Trustee.  Any corporation
                         ----------------------------------
into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible pursuant to Section 19.06, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Rating Agencies and the Certificate Insurer.

         SECTION 19.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------
Notwithstanding any other provisions of the Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust or any Mortgaged Property is located, the Servicer, the Certificate Insurer (provided an Insurer Default shall not have occurred and be continuing) and the Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person, in such capacity and for the benefit of the Certificateholders, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights, and trusts as the Servicer, the Certificate Insurer and the Trustee may consider necessary or desirable. If the Servicer and the Certificate Insurer shall not have joined in (or rejected the entity named in the request) such appointment within 15 days after the receipt by it of a request so to do, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under the Agreement shall be required to meet the terms of eligibility as a successor Trustee pursuant to Section 19.06 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 19.08.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

         (i) All rights, powers, duties and obligations conferred or imposed upon any such separate trustee or co-trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

         (ii) No trustee under the Agreement shall be personally liable by reason of any act or omission of any other trustee under the Agreement; and

        (iii) Provided no Insurer Default shall have occurred and be continuing, the Certificate Insurer may, and, in the event an Insurer Default shall have occurred and be continuing, then, the Servicer and the Trustee acting jointly may, at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to the Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of the Agreement, specifically including every provision of the Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

         Any separate trustee or co-trustee may at any time appoint the Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of the Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

         SECTION 19.11.  Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
shall make the following representations and warranties on which the Transferor and Certificateholders shall be deemed to rely:

         (i) The Trustee is a national banking association duly organized, validly existing and in good standing under the laws of its place of organization.

         (ii) The Trustee has full corporate power, authority and legal right to execute and deliver, and to perform its obligations under, the Agreement as Trustee, and shall have taken all necessary action to authorize the execution and delivery of, and the performance of its obligations under, the Agreement.

        (iii) The Agreement shall have been duly executed and delivered by the Trustee.

         SECTION 19.12.  No Bankruptcy Petition.  The Trustee, by entering into
                         ----------------------
the Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time, prior to the date that is one year and one day after the termination of the Agreement, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law in connection with the Certificates or the Agreement.

         SECTION 19.13.  Trustee's Certificate.  On or as soon as practicable
                         ---------------------
after each Record Date as of which Loans shall be assigned to the Transferor or the Servicer pursuant to Section 19.14, the Trustee shall execute a Trustee's Certificate (in the form of Exhibit E-1 or E-2, as applicable), based on the information contained in the Servicer's Certificate for the related Monthly Collection Period, amounts deposited to the Collection Account and notices received pursuant to the Agreement, identifying the Loans retransferred to the Transferor or Loans for which Eligible Substitute Loans have been delivered by the Transferor pursuant to Sections 3.03, 12.01 or 20.01, or transferred to the Servicer or Loans for which Eligible Substitute Loans have been delivered by the Servicer pursuant to Section 13.01, during such Monthly Collection Period, and shall deliver such Trustee's Certificate, accompanied by a copy of the Servicer's Certificate for such Monthly Collection Period, to the Transferor or the Servicer, as applicable. The Trustee's Certificate submitted with respect to such Monthly Payment Date shall operate, as of such Monthly Payment Date, as an assignment, without recourse, representation or warranty, to the Transferor or the Servicer, as applicable, of all the Trustee's right, title and interest in and to any such Loan retransferred to the Transferor or transferred to the Servicer or any Loan for which an Eligible Substitute Loan has been delivered and to the other property conveyed to the Trust with respect thereto, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 19.14.  Trustee's Assignment of Loans.  With respect to all
                         -----------------------------
Loans retransferred to the Transferor or Loans for which Eligible Substitute Loans have been delivered by the Transferor pursuant to Section 3.03 or 12.01 or retransferred to the Transferor pursuant to Section 20.01, or transferred to the Servicer pursuant to Section 13.01, the Trustee shall by a Trustee's Certificate (in the form of Exhibit E-1 or E-2, as applicable) assign, without recourse, representation or warranty, to the Transferor or the Servicer, as applicable, all the Trustee's right, title and interest in and to any such Loan and the other property conveyed to the Trust with respect thereto, and all security and documents relating thereto, such assignment being an assignment outright and not for security.

         SECTION 19.15.  Appointment of Paying Agent.  The Trustee is empowered
                         ---------------------------
to appoint a Paying Agent for the purpose of making distributions to Certificateholders pursuant to Section 14.06. Any Paying Agent appointed hereunder must be approved by the Certificate Insurer and satisfy the eligibility requirements for the Trustee as set forth in Section 19.06, and if such Paying Agent subsequently shall fail to satisfy such eligibility requirements, then, unless such Paying Agent shall promptly resign as such, the Trustee, if the Trustee has been notified in writing or otherwise has actual knowledge of such failure, shall terminate the appointment of such Paying Agent. The Trustee hereby appoints itself as Paying Agent.

         The Trustee shall cause such Paying Agent other than itself to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent shall hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificate-holders and the Certificate Insurer entitled thereto until such sums shall be paid to such Certificateholders.

         SECTION 19.16.  Limitation of Liability of Trustee.  Notwithstanding
                         ----------------------------------
anything contained herein to the contrary (i) this Agreement has been accepted by Norwest Bank Minnesota, National Association not in its individual capacity but solely as Trustee, and in no event shall Norwest Bank Minnesota, National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Transferor hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Transferor and (ii) under no circumstances shall Norwest Bank Minnesota, National Association be liable for the payment of any indebtedness or expenses of the Trust; provided,
                                                                     --------
however, nothing contained herein shall relieve Norwest Bank Minnesota, National
- -------
Association of its obligations contained herein in its capacity as successor Servicer and as Trustee.

         SECTION  19.17.  Streit Act.  Any provisions required to be contained
                          ----------
in this Agreement by Section 126 of Article 4-A of the New York Real Property Law are hereby incorporated, and such provisions shall be in addition to those conferred or imposed by this Agreement; provided, however, that to the extent
                                        --------  -------
that such Section 126 shall not apply to this Agreement, such Section 126 shall not have any effect, and if such Section 126 should at any time be repealed or cease to apply to this Agreement, or be construed by judicial decision to be inapplicable, such Section 126 shall cease to have any further effect upon the provisions of this Agreement. In case of a conflict between the provisions of this Agreement and any mandatory provision of Article 4-A of the New York Real Property Law, such mandatory provisions of such Article 4-A shall prevail, provided, however, that if such Article 4-A shall not apply to this Agreement,
- --------  -------
or be construed by judicial decision to be inapplicable, such mandatory provisions of such Article 4-A shall cease to have any further effect upon the provisions of this Agreement.


                                   ARTICLE XX

                                  Termination

         SECTION 20.01.  Termination.  (a)  The respective obligations and
                         -----------
responsibilities of the Servicer, the Transferor and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Servicer to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Monthly Payment Date pursuant to this Article XX following the later of (A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the retransfer, under the conditions specified in Section 20.01(b), to the Transferor of each Loan and all property acquired in respect of any Loan remaining in the Trust for an amount equal to the sum of (x) the outstanding Certificate Principal Balance, (y) accrued and unpaid interest through the day preceding the final Monthly Payment Date, and (z) any unpaid Certificateholders' Interest Carryover Shortfall, (ii) the Distribution Date or Monthly Payment Date on which the distribution made to Certificateholders has reduced the Certificate Principal Balance to zero, (iii) the Dissolution Distribution Date or (iv) the Stated Maturity Date; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement. The Servicer shall promptly notify the other parties hereto and the Certificate Insurer of any prospective termination pursuant to this Section.

         (b) The Transferor shall have the right to exercise the option to effect the retransfer to the Transferor of each Loan pursuant to Section 20.01(a) above on any Distribution Date on or after the Distribution Date immediately prior to which the Certificate Principal Balance is less than or equal to $7,676,050 (five percent (5%) of the Initial Certificate Principal Balance) and all amounts due and owing to the Certificate Insurer and unreimbursed draws on the Policy, together with interest thereon, as provided in the Insurance Agreement, have been paid.

         (c) Notice of any termination of the Trust, specifying the Distribution Date or Monthly Payment Date upon which Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation of the Certificates, shall, upon receipt by the Trustee from the Servicer of such notice, be given by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date or Monthly Payment Date stating (A) the Distribution Date or Monthly Payment Date upon which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated,
(B) the amount of such final payment and (C) that the Record Date otherwise applicable to such Distribution Date or Monthly Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date or Monthly Payment Date pursuant to Section 14.06.

         In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after such second notice all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to the Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Transferor. As soon as practicable after the termination of the Trust, the Trustee shall surrender the Policy to the Certificate Insurer for cancellation.


                                  ARTICLE XXI

                            Miscellaneous Provisions

         SECTION 21.01.  Amendment.  (a)  This Agreement may be amended from
                         ---------
time to time by the Servicer, the Transferor and the Trustee with the consent of the Certificate Insurer (which consent shall not be unreasonably withheld) without the consent of any of the Certificateholders, (i) to cure any ambiguity,
(ii) to correct any defective provisions or to correct or supplement any provisions herein which may be inconsistent with any other provisions herein,
(iii) to add or delete any other provisions with respect to matters or questions arising hereunder that are not inconsistent herewith, (iv) to add or amend any provisions herein as required by the Rating Agencies in order to maintain or improve the rating of the Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Transferor nor the Servicer is obligated to obtain, maintain or improve any such rating) or (v) to add any other provisions herein with respect to matters or questions arising hereunder; provided, however, that, as evidenced by an Opinion of Counsel, in
           --------  -------
each case such action shall not adversely affect in any material respect the interests of any Certificateholder (and provided that any such amendment will be deemed not to materially and adversely affect the Certificateholders if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in a downgrading or withdrawal of the rating of the Certificates and provided further that any such amendment will be deemed not to materially and adversely affect the Certificate Insurer if each Rating Agency has confirmed that such amendment would not result in a reduction below investment grade of the Certificates without regard to the Policy).

         This Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee, with the consent of the Certificate Insurer and the Holders of Certificates evidencing not less than 51% of the Certificate Principal Balance, and the Servicer, the Trustee and the Certificate Insurer may from time to time consent to the amendment of the Policy for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or the Policy, as the case may be, or of modifying in any manner the rights of the Certificateholders; provided, however, that no
                                                    --------  -------
such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments of Loans or distributions or payments under the Policy which are required to be made on any Certificate, without the consent of the Holder of such Certificate, or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holder of each Certificate then outstanding.

         Prior to the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Rating Agency and the Certificate Insurer. Promptly after the execution of any such amendment made with the consent of the Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and fully executed original counterparts of the instruments effecting any such amendment to the Certificate Insurer.

         It shall not be necessary for the consent of Certificateholders under this Section 21.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

         The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

         (b) In connection with any amendment pursuant to this Section 21.01, as a condition precedent to the effectiveness thereof, each of the Trustee and the Certificate Insurer shall (i) receive an Opinion of Counsel (a) that such amendment will not adversely affect the federal income tax characterization of the Certificates, (b) that such amendment will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation, (c) that such amendment will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder and (d) that such amendment will not cause adverse federal income tax consequences to the Trust or the Certificateholders and (ii) be entitled to receive and rely on an Opinion of Counsel to the effect that such amendment is authorized or permitted by this Agreement.

         (c) Notwithstanding anything to the contrary contained in subsection 21.01(a) above, the provisions of the Agreement relating to (i) the Reserve Fund or the Specified Reserve Fund Requirement, and (ii) any additional sources of funds which may be added to the Reserve Fund or uses of funds on deposit in the Reserve Fund may be amended in any respect by the Transferor, the Servicer, the Trustee and the Certificate Insurer without the consent of, or notice to, the Certificateholders.

         SECTION 21.02.  Recordation of Agreement.  This Agreement is subject to
                         ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer and at its expense on direction by the Trustee or the Certificate Insurer, but only upon direction of the Trustee or the Certificate Insurer accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders or the Certificate Insurer.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         SECTION 21.03.  Limitation on Rights of Certificateholders.  The death
                         ------------------------------------------
or incapacity of any

Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any such party.

         No Certificateholder shall have any right to vote (except as provided in Section 21.01 or in Section 16.01 (subject in all events to the delegation of such voting rights described therein)) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

         No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates evidencing not less than 25% of the aggregate Certificate Principal Balance of Certificates, with the consent of the Certificate Insurer, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificate-holders. For the protection and enforcement of the provisions of this Section 21.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 21.04.  Protection of Title to Trust.  (a)  The Transferor
                         ----------------------------
shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Certificateholders, the Certificate Insurer and the Trustee in the Loans and in the proceeds thereof. The Transferor shall deliver (or cause to be delivered) to the Trustee and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) Neither the Transferor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Trustee and Certificate Insurer at least 20 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the Transferor or the Servicer, as the case may be, shall deliver an Opinion of Counsel, in form and substance reasonably satisfactory to the Certificate Insurer, to the effect that either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the portion of the Trust Property with respect to which the filing of financing statements is sufficient to perfect a security interest, including the Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

         (c) Each of the Transferor and the Servicer shall have an obligation to give the Trustee and Certificate Insurer at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain its principal executive office and each office from which it shall service Loans within the United States of America.

         (d) The Servicer shall maintain accounts and records as to each Loan accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Loan, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Loan and the amounts from time to time deposited in the Collection Account in respect of such Loan.

         (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under the Agreement of the Loans to the Trustee, the Servicer's Electronic Ledger (including any back-up archives) that refer to a Loan shall indicate clearly the interest of the Trust in such Loan, and that such Loan is owned by the Trust. Indication of the Trust's ownership of a Loan shall be deleted from or modified on the Servicer's computer systems when, and only when, such Loan shall have been paid in full or repurchased.

         (f) If at any time the Transferor or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in Home Loans to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or print-outs (including any restored from back-up archives) that, if they shall refer in any manner whatsoever to any Loan, shall indicate clearly that such Loan has been sold and is owned by the Trustee.

         (g) The Servicer shall permit the Trustee and the Certificate Insurer and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Loan or any other portion of the Trust Property. The preceding sentence shall not create any duty or obligation on the part of the Trustee to perform any such acts.

         (h) Upon request, the Servicer shall furnish to the Trustee or the Certificate Insurer, within ten Business Days, a list of all Loans (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Loan Schedule and to each of the Officer's Certificates furnished before such request indicating removal of Loans from the Trust.

         (i)  The Servicer shall deliver to the Trustee and the Certificate
Insurer:

         (1) promptly after the execution and delivery of the Agreement and, if required pursuant to Section 21.01, of each amendment, an Opinion of Counsel stating that, in the opinion of such Counsel, in form and substance reasonably satisfactory to the Certificate Insurer, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the portion of the Trust Property with respect to which the filing of financing statements is sufficient to perfect a security interest, including the Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest; and

         (2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 90-day period, stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trust in the portion of the Trust Property with respect to which the filing of financing statements is sufficient to perfect a security interest, including the Loans, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (l) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

         SECTION 21.05.  Separate Counterparts.  The Agreement may be executed
                         ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 21.06.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE TRUSTEE IN
- --------  -------
THE ADMINISTRATION OF ITS TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH ITS PRINCIPAL PLACE OF BUSINESS IS LOCATED.

         SECTION 21.07.  Notices.  All demands, notices and communications
                         -------
hereunder shall be in writing and personally delivered, mailed by certified mail, return receipt requested, or telecopied, and shall be deemed to have been duly given upon receipt, (a) in the case of the Transferor or the Servicer, c/o Chevy Chase Bank, F.S.B., 8401 Connecticut Avenue, Chevy Chase, Maryland 20815,
Attention: Stephen R. Halpin, Jr., Executive Vice President and Chief Financial Officer, telecopy: (301)986-7401, (c) in the case of the Trustee or Paying Agent, at the Corporate

Trust Office; (d) in the case of the Certificate Insurer, to Capital Markets Assurance Corporation, 885 Third Avenue, New York, New York 10022; Attention:
Managing Director-Consumer Structured Finance, telecopy (212) 891-1456 (e) in the case of Moody's, ABS Monitoring Department, 4th Floor, 99 Church Street, New York, New York 10007, telecopy: (212) 553-4773 and (f) in the case of Standard & Poor's, Mortgage-Backed Securities Surveillance Department, 25 Broadway, New York, New York 10004, telecopy: (212)412-0323, or, as to each party, at such other address or telecopy number as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice. The Trustee has agreed herein to provide notices to the Rating Agencies as a matter of courtesy and accommodation and shall incur no liability to any Person for any failure to provide any such notices.

         SECTION 21.08.  Severability of Provisions.  If any one or more of the
                         --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 21.09.  Assignment.  Notwithstanding anything to the contrary
                         ----------
contained herein, except as provided in Sections 17.03 and 17.06, this Agreement may not be assigned by the Transferor or the Servicer without the prior written consent of the Certificate Insurer. The Transferor shall not sell, transfer or assign any of its rights hereunder except (i) to the Certificate Insurer and
(ii) to any other third party the right to receive distributions from the Transferor Distribution Account (including but not limited to amounts to be released from the Reserve Fund) (such transfer to any third party other than the Certificate Insurer, a "Permitted Transfer"). In connection with any Permitted Transfer, as a condition precedent to the effectiveness thereof, the Trustee shall receive an Opinion of Counsel (a) that such Permitted Transfer will not adversely affect the federal income tax characterization of the Certificates,
(b) that such Permitted Transfer will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation, (c) that such Permitted Transfer will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder and (d) that such Permitted Transfer will not cause adverse federal income tax consequences to the Trust or the Certificateholders. Any purported sale, transfer, or assignment of the Transferor's rights hereunder, including a Permitted Transfer, in violation of the foregoing shall be void ab initio.
                                            -- ------

         Notwithstanding the preceding paragraph, the Transferor may designate (the "Designation") a person (the "Designee") as having the right to vote to continue the Trust following an Insolvency Event as set forth in Section 16.02(a). The Designation shall only be effective hereunder if the Designee has delegated such right to the Certificate Insurer until such time as an Insurer Default has occurred and in connection with any Designation, as a condition precedent to the effectiveness thereof, the Trustee shall receive an Opinion of Counsel (a) that such Designation will not adversely affect the federal income tax characterization of the Certificates, (b) that such Designation will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation, (c) that such Designation will not cause or constitute an event in which gain or loss would be recognized by any Certificateholder and
(d) that such Designation will not cause adverse federal income tax consequences to the Trust or the Certificateholders. Any purported Designation in violation of the foregoing shall be void ab initio.
                               -- ------

         SECTION 21.10.  Certificates Nonassessable and Fully Paid.  The parties
                         -----------------------------------------
agree that the Certificateholders shall not be personally liable for obligations of the Trust, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon execution, authentication and delivery thereof by the Trustee pursuant to Section 15.02 are and shall be deemed fully paid.

         SECTION 21.11.  Counterparts.  This instrument may be executed in any
                         ------------
number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 21.12.  Effect of Headings and Table of Contents.  The Article
                         ----------------------------------------
and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 21.13.  Third Party Beneficiary.  This Agreement shall inure to
                         -----------------------
the benefit of and be binding upon the parties hereto, and, in addition, shall inure to the benefit of Certificateholders and, to the extent provided herein, the Certificate Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder.

         SECTION 21.14.  Merger and Integration.    Except as specifically
                         ----------------------
stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, and all contemporaneous oral understandings, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

         SECTION 21.15.  Certificate Insurer as Controlling Party.  Each
                         ----------------------------------------
Certificateholder by purchase of the Certificates held by it acknowledges that the Trustee on behalf of the Trust, as partial consideration of the issuance of the Policy, has agreed that the Certificate Insurer shall have certain rights hereunder for so long as no Insurer Default shall have occurred and be continuing. So long as an Insurer Default has occurred and is continuing, any provision giving the Certificate Insurer the right to direct, appoint or consent to, approve of, or take any action under this Agreement shall be inoperative during the period of such Insurer Default and such right shall instead vest in the Trustee acting at the direction of the Holders of Certificates. The Certificate Insurer may disclaim any of its rights and powers under this Agreement (but not its duties and obligations under the Policy) upon delivery of a written notice to the Trustee. The Certificate Insurer may give or withhold any consent hereunder in its reasonable discretion.

         SECTION 21.16.     Representation of Certificateholders.  Each
                            ------------------------------------
Certificateholder, by virtue of its acceptance of a Certificate, is deemed to have represented that it is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of such plan or account investing in such an entity (including insurance company separate or general accounts and collective investment funds).

         SECTION 21.17.  Grant of Security Interest.  In the event that,
                         --------------------------
notwithstanding the intent of the Transferor, the transfer and assignment of any Trust Property contemplated hereby is held not to be a sale, the Transferor hereby grants a security interest to the Trustee for the benefit of the Certificateholders and the Certificate Insurer in the property referred to in Sections 3.01 and 3.02, and the Eligible Accounts constituting the Reserve Fund, the Excess Funding Account and any earnings thereon, and any investments held therein or purchased with funds deposited therein from time to time, but specifically excluding any rights the Transferor has hereunder to distributions or payments made from any such Account, whether or not such payment or distribution should be deemed as constitute "proceeds" of any such Account or of any investment held therein or purchased with funds deposited therein.

                                   EXHIBIT A

                              FORM OF CERTIFICATE

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

NUMBER    $                                                  CUSIP NO.
R-

                       CHEVY CHASE HOME LOAN TRUST 1996-1

            7.15% HOME LOAN ASSET BACKED CERTIFICATE, SERIES 1996-1

 evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of closed-end home equity debt consolidation loans and certain conventional home improvement installment sales contracts and installment loan agreements, most of which are secured primarily by second or third deeds of trust on residential properties that are primarily one-to-four family properties.

 (This Certificate does not represent an interest in or obligation of Chevy Chase Bank, F.S.B. or any of its affiliates).

         THIS CERTIFIES THAT _________________________________________ is the
registered owner of _______________________________________ DOLLARS nonassessable, fully-paid, fractional undivided interest in Chevy Chase Home Loan Trust 1996-1 (the "Trust") formed pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996, between Chevy Chase Bank, F.S.B., a federal savings bank organized under the laws of the United States, as transferor (the "Transferor") and as servicer (in such capacity, the "Servicer"), and Norwest Bank Minnesota, National Association, a national banking association, as Trustee, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement.

         This Certificate is one of a duly authorized series of Certificates, designated as the _____% Home Loan Asset Backed Certificates, Series 1996-1 (herein called the "Certificates"), all issued under the Agreement, to which Agreement reference is hereby made for a statement of the respective rights and obligations thereunder of the Transferor, the Servicer, the Trustee and Holders of the Certificates. The Certificates are subject to all terms of the Agreement.

         The property of the Trust includes a pool of closed-end home equity debt-consolidation loans and conventional home improvement installment sales contracts and installment loan agreements transferred to the Trust on the date of the issuance of the Certificates, and to be transferred to the Trust from time to time thereafter (collectively, the "Loans"), security interests in the improvements financed thereby, certain bank accounts and the proceeds thereof, the rights to certain amounts on deposit, a financial guaranty insurance policy (the "Policy") issued by Capital Markets Assurance Corporation (the "Certificate Insurer"), certain rights against the Transferor and the Servicer in the event of breaches of representations, warranties or covenants with respect to the Loans, proceeds from claims on certain insurance policies and all proceeds of the foregoing.

         Under the Agreement, there will be distributed (i) on the 15th day of each month or, if such 15th day is not a Business Day, the next Business Day (each, a "Monthly Payment Date"), commencing on June 15, 1996 to the Person in whose name this Certificate is registered at the close of business on the day immediately preceding such Monthly Payment Date (the "Record Date"), such Certificateholder's fractional undivided interest in the Interest Distributable Amount to be distributed to Certificateholders on such Monthly Payment Date, and
(ii) on the 15th day of each November, February, May and August, or if such 15th day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on November 15, 1997 (or earlier under the circumstances set forth in the Agreement) to the Person in whose name this Certificate is registered on the related Record Date, such Certificateholder's fractional undivided interest in the Principal Distributable Amount to be distributed to Certificateholders on such Distribution Date. Until such first Distribution Date, principal payments on the Loans will be placed on deposit in an account in the name of the Trustee or used by the Trustee to purchase additional Loans, as provided in the Agreement. Under certain circumstances as set forth in the

Agreement, the Principal Distributable Amount may be paid on each Monthly Payment Date.

         The "Interest Distributable Amount" means, with respect to each Monthly Payment Date, the sum of (i) interest accrued during the related Interest Period equal to one-twelfth of the product of 7.15% and the Certificate Principal Balance immediately preceding such Monthly Payment Date, plus (ii) the Certificateholders' Interest Carryover Shortfall (i.e. interest due but not paid on a prior Monthly Payment Date, as further described in the Agreement), calculated on the basis of a 360-day year comprised of twelve 30-day months.

         Full and complete payment of the Interest Distributable Amount on each Monthly Payment Date and the Collateralization Deficiency on each Distribution Date, including the payment of the outstanding Certificate Principal Balance on the earlier of the Dissolution Distribution Date or May 15, 2015 (the "Stated Maturity Date") is unconditionally and irrevocably guaranteed pursuant to the Policy.

         It is the intent of the Transferor and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Certificates will be treated as debt of the Transferor. The Transferor, the Servicer, the Trustee Agent and the Certificateholders, by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes.

         Distributions on this Certificate will be made as provided in the Agreement by the Trustee by check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in the city of Minneapolis, Minnesota.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

         THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

Date:  CHEVY CHASE HOME LOAN TRUST 1996-1

              By: ______________________________,
                  not in its individual capacity
                  but solely as Trustee

              By: ______________________________
                  Authorized Signatory


                         CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Agreement.

Date: __________________________________   as Trustee

By: ______________________________   Authorized Signatory

                            (REVERSE OF CERTIFICATE)


         The Certificates do not represent an obligation of, or an interest in, the Transferor, the Servicer, the Trustee or any affiliates of any of them, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Agreement. In addition, this Certificate is limited in right of payment to certain collections and recoveries with respect to the Loans (and certain other amounts) and rights to certain amounts on deposits in the Reserve Fund and claims made under the Policy, all as more specifically set forth herein and in the Agreement. A copy of the Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Transferor and at such other places, if any, designated by the Transferor.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Transferor, the Servicer and the Trustee and the rights of the Certificateholders at any time by the Transferor, the Servicer and the Trustee with the consent of the Certificate Insurer and the Holders of Certificates evidencing not less than a majority of the Certificate Principal Balance. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Agreement is Norwest Bank Minnesota, National Association.

         Except as provided in the Agreement, the Certificates are issuable only as registered certificates without coupons in a minimum denomination of $1,000. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

          The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held by the Trust. The Transferor of the Loans may at its option purchase the Trust Property at a price specified in the Agreement, and such purchase of the Loans and other property of the Trust will effect early retirement of the Certificates; however, such right of purchase is exercisable only on any Distribution Date on or after the Distribution Date immediately prior to which the Certificate Principal Balance is less than or equal to 5% of the Initial Certificate Principal Balance.

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE



 _________________________________________________________________
_______________ (Please print or type name and address, including postal zip code, of assignee)

 _________________________________________________________________
_______________ the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing ____________________________ to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

___________________________________________*/
Signature Guaranteed:


____________________________*/


_______________________

 */ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                     EXHIBIT C-1



                    Form of Initial Certification of Trustee
                    ----------------------------------------



Chevy Chase Bank, F.S.B.                                         _____ __, 199_
8401 Connecticut Avenue
Chevy Chase, Maryland  20815


Ladies and Gentlemen:

          In accordance with Section 3.03 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Chevy Chase Bank, F.S.B., as transferor and as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the undersigned hereby acknowledges that it is in possession of ____ Boxes said to contain a Loan File (other than any Assignments of Mortgages in connection with Secured Loans transferred on the date hereof) with respect to each [Initial] [Subsequent] Loan identified in [the Loan Schedule (the "Loan Schedule") to the Pooling and Servicing] [Schedule A to the Subsequent Transfer] Agreement dated as of ________ ___, 199__ (other than any [Initial] [Subsequent] Loan indicated on the attached Schedule).

          Within 30 days of the date hereof, the Trustee will deliver to you a Certificate acknowledging that it is in receipt of _________ files.

          The Trustee makes no representation as to: (i) the validity, legality, enforceability, recordability or genuineness of the Loan Files identified on [the Loan Schedule] [such Schedule A] or (ii) the collectability, insurability, effectiveness or suitability of any such Loan. The Trustee has not conducted an independent review of the Loan Files other than as specified above.

          All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                                       Norwest Bank Minnesota,
                                                       National Association, as
                                                       Trustee

                                     C-1-1

                                  By:___________________
                                      Name:
                                      Title:

                                     C-1-2

                                                                     EXHIBIT C-2



                        Form of Certification of Trustee
                        --------------------------------



Chevy Chase Bank, F.S.B.                                          _____ __, 199_
8401 Connecticut Avenue
Chevy Chase, Maryland  20815


Ladies and Gentlemen:

          In accordance with Section 3.03 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Chevy Chase Bank, F.S.B., as transferor and as servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the undersigned hereby certifies that as to each [Initial][Subsequent] Loan identified in [the Loan Schedule (the "Loan Schedule") to the Pooling and Servicing] [Schedule A to the Subsequent Transfer] Agreement dated as of ____ __, 199_ (other than any [Initial][Subsequent] Loan paid in full or indicated on the attached Schedule) it has received each document specified in Sections [3.01(b) and 3.01(d)][3.02(b) and 3.02(c)] of the Pooling and Servicing Agreement.

          Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to each such Loan.

          The Trustee makes no representation as to: (i) the validity, legality, enforceability, recordability or genuineness of the documents identified above with respect to each Loan or (ii) the collectability, insurability, effectiveness or suitability of any such Loan. The Trustee has not conducted an independent review of the Loan Files other than as specified above.

          All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.


                                          NORWEST BANK MINNESOTA, NATIONAL
                                  ASSOCIATION, as Trustee

                                     By:___________________

                                     C-2-1

                                                           Name:
                                                           Title:

                                     C-2-2

                                  EXHIBIT E-1

            FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO TRANSFEROR

           Trustee's Certificate pursuant to Section 19.14 of the Pooling and Servicing Agreement.

          Norwest Bank Minnesota, National Association, as trustee (the "Trustee") of Chevy Chase Home Loan Trust 1996-1, created pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1996 (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Pooling and Servicing Agreement"), between Chevy Chase Bank, F.S.B. (the "Transferor" and "Servicer"), and the Trustee, does hereby sell, transfer, assign and otherwise convey to the Transferor, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Loans (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Retransferred Loans," which are to be retransferred to the Transferor or for which Eligible Substitute Loans are to be transferred by the Transferor pursuant to Section [3.03] [12.01][20.01] of the Pooling and Servicing Agreement, and all security and documents relating thereto.

           IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



_______________________________

                                  EXHIBIT E-2

             FORM OF TRUSTEE' CERTIFICATE - ASSIGNMENT TO SERVICER

           Trustee's Certificate pursuant to Section 19.14 of the Pooling and Servicing Agreement.

          Norwest Bank Minnesota, National Association, as trustee (the "Trustee") of Chevy Chase Home Loan Trust 1996-1, created pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1996 (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Pooling and Servicing Agreement"), between Chevy Chase Bank, F.S.B. (the "Transferor" and "Servicer") and the Trustee does hereby sell, transfer, assign and otherwise convey to the Servicer, without recourse, representation or warranty, all of the Trustee's right, title and interest in and to all of the Loans (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Transferred Loans," which are to be transferred by the Servicer pursuant to Section 13.01 of the Pooling and Servicing Agreement, and all security and documents relating thereto.

           IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



____________________________

                                  EXHIBIT E-1A

             FORM OF TRANSFEROR CERTIFICATE - ASSIGNMENT TO TRUSTEE

    Transferor's Certificate pursuant to Section 3.03 of the Pooling and Servicing Agreement.

    Pursuant to the Pooling and Servicing Agreement, dated as of May 1, 1996 (including the Standard Terms and Conditions of Agreement incorporated by reference therein, the "Pooling and Servicing Agreement"), between Chevy Chase Bank, F.S.B. (the "Transferor" and "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), the Transferor does hereby sell, transfer, assign and otherwise convey to the Trustee, without recourse, all of the Transferor's right, title and interest in and to all of the Loans (as defined in the Pooling and Servicing Agreement) identified in Schedule A attached hereto as "Eligible Substitute Loans," which are to be transferred to the Trustee and held in trust for the benefit of the Certificateholders and the Certificate Insurer, and all security and documents relating thereto.

    IN WITNESS WHEREOF, I have hereunto set my hand this _______ day of ______________________, 199___.



                                CHEVY CHASE BANK, F.S.B.


                                By:__________________
                                    Name:
                                    Title:

                                   EXHIBIT F

                         FORM OF SERVICER'S CERTIFICATE

    CHEVY CHASE HOME LOAN TRUST 1996-1 7.15% Asset Backed Certificates, Series 1996-1.

Monthly Payment Date:

Monthly Collection Period:

    Under the Pooling and Servicing Agreement dated as of May 1, 1996 between Chevy Chase Bank, F.S.B., as Transferor and Servicer and Norwest Bank Minnesota, National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.  Information Regarding the Current Monthly Distribution.

 1.  Certificates.

    (a)  The aggregate amount of the
         distribution to Certificateholders..........   $________

    (b)  The amount of the distribution set
         forth in paragraph A.1.(a) above in
         respect of Interest Collections.............   $________

    (c)  The amount of the distribution set
         forth in paragraph A.1.(a) above in
         respect of Certificateholders'
         Interest Carryover Shortfall................   $________

    (d)  The amount of the distribution set
         forth in paragraph A.1.(a) above in
         respect of Principal Collections............   $________

    (e)  The amount of the reimbursement of
         previous Liquidation Loss Amounts
         included in A.1(d)..........................   $________

    (f)  The amount of the aggregate
         unreimbursed Liquidation Loss

         Amounts after giving effect to
         the distribution in A.1.(a) above............  $________

    (g)  The amount of the distribution set
         forth in paragraph A.1.(a) above
         per $1,000 interest..........................  $________

    (h)  The amount of the distribution set
         forth in paragraph A.1.(b) above
         per $1,000 interest..........................  $________

    (i)  The amount of the distribution set
         forth in paragraph A.1.(c) above
         per $1,000 interest..........................  $________

    (j)  The amount of the distribution set
         forth in paragraph A.1.(d) above
         per $1,000 interest..........................  $________


B.  Information Regarding the Performance of the Trust.

 1.  Pool Balance and Certificate Principal Balance.

    (a)  The Pool Balance at the close of business on
         the last day of the Monthly
         Collection Period............................     $_____

    (b)  The Certificate Principal Balance after
         giving effect to payments allocated to
         principal as set forth in Paragraph A.1(d)
         above........................................     $_____

    (c)  The Invested Amount after giving affect to
         the payments set forth in paragraph A.1(a)...     $_____

    (d)  The Required Overcollateralization Amount
         after giving effect to the payment set
         forth in paragraph A.1(a)....................     $_____

    (e)  The Overcollateralization Amount after
         giving effect to the payment set forth in
         paragraph A.1(a).............................     $_____

    (f)  The Overcollateralization Deposit/
         Distribution Amount for such Monthly
         Payment Date (included in A.1(d) during
         the Amortization Period, an Early Amor-
         tization Period and a Rapid Amortization
         Period)......................................     $_____

    (g)  The number and aggregated principal
         balance of Loans which are delinquent
         by 30-59 days, 60-89 days and 90 or
         more days or at the end of the close
         of business on the last day of the
         preceding Monthly Collection Period:

         Days Delinquent    Number   Amount
         ---------------    ------   ------
            30-59
            60-89
            90 or more

    (h)  The aggregate Liquidation Loss Amount
         for all Loans that became Liquidated
         Loans in the Monthly Collection Period.......     $_____

 2. Servicing Fee.

         The aggregate amount of the Servicing
         Fee paid to the Servicer with respect
         to the preceding Monthly Collection Period...     $_____

 3. Payment Shortfalls.

    (a) The amount of the Certificateholders'
         Interest Carryover Shortfall after
         giving effect to the payments set forth
         in paragraph A.1(b) above....................    $______

    (b)  The amount of the Certificateholders
         Interest Carryover Shortfalls set
         forth in paragraph B.3.(a) above per
         $1,000 interest..............................    $______

 4. Transfer of Subsequent Loans

    (a)  Aggregate Principal Amount of Subsequent
         Loans to be acquired by the Trust on such
         Monthly Payment Date.........................     $_____

    (b)  Aggregate amount on deposit in the Excess
         Funding Account on such Monthly Payment
         Date after giving effect to all deposits
         and withdrawals therefrom on such Monthly
         Payment Date.................................     $_____

    (c)  Aggregate amount on deposit in the Excess
         Funding Interest Subaccount on such Monthly
         Payment Date after giving effect to all
         deposits and withdrawals therefrom on such
         Monthly Payment Date.........................     $_____


    (d)  Aggregate amount on deposit in the Excess
         Funding Principal Subaccount on such Monthly
         Payment Date after giving effect to all

5.  Draws on Policy

    (a)  Amount of the distribution set forth
         in paragraph A.1(a) in respect of a
         draw on the Policy...........................     $_____

    (b)  Amount of the distribution set forth
         in paragraph A.1(b) in respect of a
         draw on the Policy...........................     $_____

    (c)  Amount of the distribution set forth
         in paragraph A.1(d) in respect of a
         draw on the Policy...........................     $_____

[6. Draws on Reserve Fund and Excess Funding Account

    (a)  Amount of the distribution set forth in
         paragraph A.1(a) in respect of Reserve Fund
         interest Transfer Amount.....................     $_____

    (b)  Amount of the distribution set forth in
         paragraph A.1(a) in respect of Reserve Fund
         Principal Transfer Amount....................     $_____

    (c)  Amount of the distribution set forth in
         paragraph A.1(a) in respect of Excess Funding
         Interest Transfer Amount.....................     $_____]

                                   EXHIBIT H

                                    FORM OF
                         SUBSEQUENT TRANSFER AGREEMENT


              Transfer No.     OF SUBSEQUENT LOANS dated as
              of         , 199__,
              between CHEVY CHASE BANK, F.S.B., as transferor (the "Transferor") and as servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") pursuant to the Pooling and Servicing Agreement referred to below.


                              W I T N E S S E T H:

          WHEREAS the Transferor, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement, dated as of May 1, 1996 (as amended or supplemented, the "Pooling and Servicing Agreement");

          WHEREAS pursuant to the Pooling and Servicing Agreement, the Transferor wishes to transfer the Subsequent Loans to the Trustee on behalf of the Certificateholders; and

           WHEREAS, the Trustee is willing to accept such transfer subject to the terms and conditions hereof.

           NOW, THEREFORE, the Transferor, the Trustee and the Servicer hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used herein shall have the
              -------------
meanings ascribed to them in the Pooling and Servicing Agreement unless otherwise defined herein.

           "Subsequent Cut-off Date" shall mean, with respect to the Subsequent
            -----------------------
Loans conveyed hereby,        , 199_.

           "Subsequent Transfer Date" shall mean, with respect to the Subsequent
            ------------------------
Loans conveyed hereby,           , 199_.

          2.  Schedule of Loans.  Annexed hereto as Schedule A are supplements
              -----------------
to the Loan Schedule to the Pooling and Servicing Agreement listing the Home Loans that constitute the Subsequent Loans to be conveyed pursuant to this Agreement on the Subsequent Transfer Date.

          3.  Transfer of Subsequent Loans.  In consideration of the Trustee's
              ----------------------------
delivery to or upon the order of the Transferor of $                 the
Transferor does hereby assign, set over and otherwise transfer to the Trustee in trust for the benefit of the Certificateholders and the Certificate Insurer, without recourse (except as provided in the Pooling and Servicing Agreement), all right title and interest of the Transferor in and to:

          (i) the Subsequent Loans listed on Schedule A hereto, and all monies received thereon (including any interest and any payments in respect of delinquent or defaulted obligations thereunder) on and after the relevant Subsequent Cut-off Date;

          (ii) the Mortgages and the security interests in the Mortgaged Properties and any other properties or interests in properties granted by Obligors pursuant to such Subsequent Loans and/or Subsequent Mortgages and any other interest of the Transferor in such Mortgaged Properties or such other properties or interests in properties granted by any of the Obligors thereof;

         (iii) any proceeds with respect to such Subsequent Loans from claims on any insurance policies covering the Mortgaged Properties, and other properties or interests in properties granted by the Obligors thereof pursuant to such Subsequent Loans and Subsequent Mortgages;

          (iv) any proceeds from any liquidation of the Subsequent Loans or any of the related Mortgaged Properties or other properties or interests in properties granted by the Obligors thereof pursuant to such Subsequent Loans and Subsequent Mortgages;

           (v)  the related Loan Files;

          (vi)  the proceeds of any and all of the foregoing.

          4.  Representations and Warranties of the Transferor. The Transferor
              ------------------------------------------------
hereby represents and warrants to the Trustee for the benefit of the Certificateholders as of the date of this Agreement and as of the Subsequent Transfer Date that:

          (i)  Organization and Good Standing.  The Transferor is validly
               ------------------------------
existing as a federally chartered savings bank in good standing under the laws of the United States and has the corporate power and authority to own its assets and to transact the business in which it is currently engaged.

          (ii)  Legal, Valid & Binding Obligation.  The Transferor has the
                ---------------------------------
corporate power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of Chevy Chase enforceable in accordance with its terms, except as enforcement of such terms may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' or obligees' rights generally or the rights of creditors or obligees of federally chartered savings banks, the deposits of which are insured by the SAIF, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

         (iii)  No Consent.  The Transferor is not required to obtain the
                ----------
consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except for any such consent, license, approval or authorization, or registration or declaration, as shall have been obtained or filed, as the case may be, prior to the Subsequent Transfer Date.

          (iv)  No Violation.  The execution, delivery and performance of this
                ------------
Agreement by the Transferor will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Transferor or any provision of the charter or bylaws of the Transferor, or constitute a material breach of any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor may be bound.

          (v)  No Proceeding.  No litigation or administrative proceeding of or
               -------------
before any court, tribunal or governmental body is currently pending, or to the knowledge of the Transferor threatened, against the Transferor or any of its properties or with respect to this Agreement or the Certificates which could have a material adverse effect on the transactions contemplated by this Agreement.

          (vi)  Compliance with FDIA.  The Transferor has fully complied, and
                --------------------
will continue to maintain full compliance, with the provisions of Section 13(e) of the Federal Deposit Insurance Act, as amended (12 U.S.C. (S) 1823(e)).

         (vii)  Principal Balance.  The aggregate principal balance of the
                -----------------
Subsequent Loans listed on Schedule A annexed hereto and conveyed to the Trustee pursuant this Agreement as of the Subsequent Cut-off Date is $_______.

          5.  Conditions Precedent.  The obligation of the Trustee to acquire
              --------------------
the Subsequent Loans hereunder is subject to the satisfaction, on or prior to the Subsequent Transfer Date, of the following conditions precedent:

          (a) Representations and Warranties.  Each of the representations and
              ------------------------------
warranties made by the Transferor in Section 4 of this Agreement and, with respect to the Subsequent Loans, in Section 12.01 of the Pooling and Servicing Agreement shall be true and correct as of the date of this Agreement and as of the Subsequent Transfer Date, and such representations and warranties shall survive the delivery of the Subsequent Loans.

          (b) Purchase Agreement Conditions.  Each of the conditions set forth
              -----------------------------
in Sections 3.02(b) of the Pooling and Servicing Agreement applicable to the transfer of Subsequent Loans shall have been satisfied.

          (c) Collections.  The Transferor shall have delivered to the Trustee
              -----------
for deposit to the Collection Account all collections in respect of Subsequent Loans required to be deposited by the Transferor to the Collection Account pursuant to Section 3.02(b) of the Pooling and Servicing Agreement.

          (d) Additional Information.  The Transferor shall have delivered to
              ----------------------
the Trustee such information as was reasonably requested by the Trustee to satisfy itself as to (i) the accuracy of the representations and warranties set forth in Section 4 of this Agreement and Section 12.01 of the Pooling and Servicing Agreement and (ii) the satisfaction of the conditions set forth in this Section 5.

          6.  Ratification of Agreement.  As supplemented by this Agreement, the
              -------------------------
Pooling and Servicing Agreement is in all respects ratified and confirmed and the Pooling and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

          7.  Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          8.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE LAWS OF THE STATE OF NEW YORK, AND THE

OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REFERENCE TO THE CONFLICTS OF LAW PROVISIONS THEREOF; PROVIDED, HOWEVER, THAT THE IMMUNITIES AND STANDARD OF CARE OF THE
         --------  -------
TRUSTEE IN THE ADMINISTRATION OF ITS TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION IN WHICH ITS PRINCIPAL PLACE OF BUSINESS IS LOCATED.

          IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


               CHEVY CHASE BANK, F.S.B.
               as Transferor and Servicer,


               By: _____________________
                   Name:
                   Title:



               NORWEST BANK MINNESOTA,
               NATIONAL ASSOCIATION, as
               Trustee,


               By: ________________________
                   Name:
                   Title: